UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7720
                                                     ---------------------

                 Nuveen California Premium Income Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: February 28
                                           ------------------

                  Date of reporting period: February 28, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


    ANNUAL REPORT | Nuveen Investments
February 28, 2009 | MUNICIPAL CLOSED-END FUNDS

[PHOTO OF: SMALL CHILD]

NUVEEN INSURED CALIFORNIA
PREMIUM INCOME MUNICIPAL
FUND, INC.
NPC

NUVEEN INSURED CALIFORNIA
PREMIUM INCOME MUNICIPAL
FUND 2, INC.
NCL

NUVEEN CALIFORNIA
PREMIUM INCOME
MUNICIPAL FUND
NCU

NUVEEN CALIFORNIA
DIVIDEND ADVANTAGE
MUNICIPAL FUND
NAC

NUVEEN CALIFORNIA
DIVIDEND ADVANTAGE
MUNICIPAL FUND 2
NVX

NUVEEN CALIFORNIA
DIVIDEND ADVANTAGE
MUNICIPAL FUND 3
NZH

NUVEEN INSURED CALIFORNIA
DIVIDEND ADVANTAGE
MUNICIPAL FUND
NKL

NUVEEN INSURED CALIFORNIA
TAX-FREE ADVANTAGE
MUNICIPAL FUND
NKX

It's not what you earn, it's what you keep.(R) |  LOGO:   NUVEEN Investments

[PHOTO OF: MAN WORKING ON COMPUTER]

LIFE IS COMPLEX. NUVEEN
MAKES THINGS
E-simple.
--------------------------------------------------------------------------------

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready--no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

FREE E-REPORTS RIGHT TO YOUR E-MAIL!

www.investordelivery.com                 |   www.nuveen.com/accountaccess
If you receive your Nuveen Fund         OR   If you receive your Nuveen Fund
dividends and statements from your       |   dividends and statements directly
financial advisor or brokerage account.      from Nuveen.

                                                      LOGO:   NUVEEN Investments

Chairman's
LETTER TO SHAREHOLDERS

[PHOTO OF ROBERT P. BREMNER] |  Robert P. Bremner |  Chairman of the Board

Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. It is believed that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on the values of equities and fixed-income assets and unfortunately the performance of your Nuveen Fund has been similarly affected. In addition to the financial statements, I hope that you will carefully review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information and the Performance Overview sections of this report and please note this is a six month annual report. During the current fiscal period, the Board of Directors/Trustees approved a change in the Funds' fiscal and tax year end from August 31 to February 28/29. These comments highlight the manager's pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund's investment goals. The Fund Board believes that a consistent focus on long-term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved. Please consult the Nuveen website: www.nuveen.com, for the most recent information.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
----------------------------------
Robert P. Bremner
Chairman of the Nuveen Fund Board
April 20, 2009

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds | NPC, NCL, NCU, NAC, NVX, NZH, NKL, NKX

During the current fiscal period, the Board of Directors/Trustees approved a change in the Funds' fiscal and tax year end from August 31 to February 28/29.

Portfolio manager Scott Romans reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the six-month performance of these Nuveen California Municipal Funds. Scott, who joined Nuveen in 2000, has managed NCU, NAC, NVX, NZH, NKL and NKX since 2003. He assumed portfolio management responsibility for NPC and NCL in 2005.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2009?

During this period, downward pressure on the economy continued and stress in the financial and credit markets led to increased price volatility for most securities, reduced liquidity and a general flight to quality. In an effort to improve overall economic conditions, the Federal Reserve (Fed) cut the fed funds target interest rate in December 2008 to between zero and 0.25%, its lowest level on record. (On March 18, 2009, following the end of this reporting period, the Fed announced that, in addition to maintaining the fed funds rate at its 0-0.25% level, it would buy $300 billion in Treasury securities over the next six months in an effort to improve conditions in private credit markets and up to an additional $750 billion of agency mortgage-backed securities to bolster the housing market.)

After declining at an annual rate of 0.5% in the third quarter of 2008, Gross domestic product (GDP) -- a measure of national economic output -- contracted at an annual rate of 6.2% in the fourth quarter of 2008, the weakest performance since 1982. Signs of a deepening housing recession continued to trouble the economy, with the price of a single-family home falling a record 18.2% in 2008. In the labor markets, February 2009 marked the fourteenth consecutive month of job losses and the third straight month employment losses topped 600,000, the first such occurrence since records began in 1939. The national unemployment rate for February 2009 was 8.1%, its highest point in more than 25 years. At the same time, inflation remained subdued. The Consumer Price Index (CPI), reflecting large drops in energy and transportation prices, registered a

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

0.2% year-over-year gain in February 2009, while the core CPI (which excludes food and energy) rose 1.8%. Both numbers were within the Fed's unofficial objective of 2.0% or lower.

Beginning in October, the nation's financial institutions and financial markets -- including the municipal bond market -- experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms' capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further deleveraging and a supply overhang (a large amount of new issues that were postponed) would cause selling pressure to persist for a period of time. In addition to falling prices, the following market conditions resulted in greater price volatility of municipal bonds - wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, although it improved considerably after that period.

Municipal bond market performance over this period also was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers, and institutional investors' need to unwind various leveraging strategies. These events created surges of selling pressure, as many municipal bond owners tried to sell holdings of longer-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this produced a steepening of the municipal yield curve. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Over the six months ended February 28, 2009, municipal bond issuance nationwide totaled $139.5 billion, a drop of 22% compared with the twelve-month period ended February 29, 2008. While market conditions during this period impacted the demand for municipal bonds, we continued to see demand from investors attracted by higher interest rates and yields relative to taxable bonds.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN CALIFORNIA DURING THIS PERIOD?

Employment declines, especially in the construction, finance and manufacturing sectors, far outpaced the modest gains reported in education/health services, government and leisure and hospitality, the only sectors to report positive growth. As of February 2009, California's unemployment rate had risen to 10.5%, its highest level since April 1983, up from 6.2% in February 2008. On the positive side, the state's economy remained relatively diverse, with technology providing some recent economic support, especially in the areas of renewable energy and medical equipment. Because of its exposure to riskier, non-traditional mortgage products, the state's housing market was hit hard by the sub-prime mortgage crisis as well as the downturn in the housing sector. Foreclosures in California, which reached a rate twice the U.S. average, have driven reductions in home prices throughout the state. According to the Standard & Poor's (S&P)/Case-Shiller home price index of 20 major metropolitan areas, housing prices in San Francisco, Los Angeles and San Diego fell 32.4%, 25.8% and 24.9%, respectively, between January 2008 and January 2009, compared with an average decrease of 19.0% nationwide. The severe decline in California's housing industry had ramifications far beyond the significant job losses in construction, impacting sellers of building supplies and home furnishings, mortgage lenders, real estate agents and finance companies, among others. Declining home values also contributed to a sharp downturn in both consumer spending and government tax revenues, with weaker tax collections forcing downward revisions to revenue estimates from state and local governments.

The California legislature adopted a revised 2009-2010 state budget closing the gap with $15 billion in spending cuts, $11.4 billion in new borrowing, $12.8 billion in new taxes and $2 billion from federal stimulus funds. The spending cuts were spread across a number of budget categories, with the brunt being borne by K-14 education ($8.4 billion), health and human services and state payrolls. Tax increases included a one-percent increase in the state sales tax, increased vehicle license fees, a 0.5% surcharge on personal income taxes, and a reduction in the dependent tax credit. However, final approval of several elements of the budget remain subject to voter approval, with a special election scheduled for May 19, 2009. In addition, the delay in passing the state budget for fiscal 2009-2010 exacerbated California's ongoing cash-flow problems, limiting the state's ability to borrow in the short-term markets to smooth out uneven cashflows and meet priority payments, including debt service on bonds. In March 2009, following the end of this reporting period, the California legislative analyst's office announced that a new gap of $8 billion had opened in the state budget.

As of February 2009, Moody's, S&P, and Fitch listed their ratings on California's general obligation (GOs) bonds at A1, A, and A+, respectively. This reflected S&P's rating downgrade from A+ on February 3, 2009. (In March 2009, following the end of this reporting period, Moody's and Fitch also lowered their ratings on California GOs to A2 and A, respectively.) For the six months ended February 28, 2009, municipal issuance in California totaled $12.4 billion, a decrease of 46% from the previous six months.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THIS REPORTING PERIOD?

During this period, as the municipal market was pressured by price volatility and lack of liquidity, we continued to focus on finding bonds that offered relative value, preserving liquidity and investing for the long term.

Our investment activity during this period was largely driven by opportunities created by the market turmoil and market conditions resulting from that stress. This was true in both the new issuance municipal bond market and the secondary markets. In the new issuance (or primary) market, we were able to purchase bonds with better structures (i.e., higher coupons, longer call protection) than we have seen in a long time, as market conditions required issuers to enhance offerings to make them more attractive to buyers. In the secondary markets, we found bonds, especially lower-rated credits, at extremely discounted prices as the result of selling by some municipal market participants, particularly in November and December 2008. We even occasionally were able to purchase AAA insured bonds being sold under duress. In both the primary and secondary markets, we were focused on using a fundamental approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. Many of the opportunities we found during this period were in health care. One example of a newly issued bond that we added to NAC, NCU, NVX and NZH was a BBB rated credit issued by Loma Linda University Medical Center, which offered a coupon of 8.25% with a maturity of 12/01/38. In the secondary market, an example of a bond we purchased at an exceptional discount was a non-rated bond issued for ValleyCare Health System in Livermore, which we added to NAC, NVX and NZH.

During this period, a number of bond calls provided some of the capital necessary for purchases. We also monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell bonds where we believe we had extracted the performance potential into relatively consistent retail demand. In addition, we lightened our positions in California general obligation bonds, due to their exposure to the state's ongoing economic problems, as well as in a variety of Puerto Rico issues.

As a key dimension of risk management, a disciplined approach to duration(1) positioning remained an important component of our management strategies. As part of this approach, we continued to use inverse floating rate securities(2) in all eight of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. NCL and NZH also invested in additional types of derivatives(3) intended to reduce its duration and help us manage common share net asset value (NAV) volatility without having a negative impact on income streams or common share dividends over the short term. As of February 28, 2009, the inverse floaters remained in place in all of the Funds and NCL and NZH continued to use derivative positions.

----------
(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) An inverse floating rate security, also know as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

(3) Each Fund may invest in derivatives instruments such as forwards, futures, option and swap transactions. For additional information on derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements and Notes to Financial Statements sections of this shareholder report.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen California Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*
For periods ended 2/28/09
                                Six-Month     1-Year       5-Year       10-Year
Non-insured Funds
NCU                                 -6.92%     -0.81%        1.64%         4.27%
NAC                                -11.45%     -5.43%        0.78%          N/A
NVX                                 -7.40%     -1.96%        1.98%          N/A
NZH                                -12.54%     -6.27%        0.22%          N/A

Lipper CA Municipal Debt
   Funds Average(4)                -11.72%     -5.61%        0.54%         3.57%

Barclays Capital CA Municipal
   Bond Index(5)                    -1.36%      3.93%        3.02%         4.42%

S&P CA Municipal Bond Index(6)      -3.34%      3.07%        2.85%         4.34%

Insured Funds
NPC                                 -2.43%      4.06%        2.48%         4.49%
NCL                                 -5.40%      1.55%        1.43%         4.13%
NKL                                 -4.50%      3.07%        2.40%          N/A
NKX                                 -6.42%     -0.13%        2.11%          N/A

Lipper Single-State
   Insured Municipal Debt
   Funds Average(7)                 -6.22%      1.74%        1.39%         4.30%

Barclays Capital Insured CA
   Municipal Bond Index(5)           0.07%      5.89%        3.05%         4.57%

S&P CA Municipal Bond
   Index(6)                          3.34%      3.07%        2.85%         4.34%

For the six months ended February 28, 2009, the total returns on common share NAV for NCU, NAC and NVX exceeded the average return for the Lipper California Municipal Debt Funds Average, while NZH underperformed this measure. All four of the non-insured Funds underperformed the unleveraged Barclays Capital California Municipal Bond Index and the S&P California Municipal Bond Index.

Among the insured Funds, NPC, NCL and NKL outperformed the average return for the Lipper Single-State Insured Municipal Debt Funds Average for this six-month period,

----------
* Six-month returns are cumulative. one-, five- and ten-year returns are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(4) The Lipper California Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 24 funds; 5 years, 24 funds; and 10 years, 12 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) California Municipal Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds, while the Barclays Capital (formerly Lehman Brothers) Insured California Municipal Bond Index is an unleveraged, unmanaged index containing a broad range of insured California municipal bonds. Results for the Barclays Capital indexes do not reflect any expenses.

(6) The Standard & Poor's (S&P) California Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade California municipal bond market.

(7) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 44 funds; 5 years, 44 funds; and 10 years, 24 funds. Fund and Lipper returns assume reinvestment of dividends.

while NKX trailed this return. NPC also outperformed the S&P California Municipal Bond Index, while NKL, NCL and NKX underperformed this measure. All four insured Funds underperformed the Barclays Capital Insured California Municipal Bond Index. Shareholders of the insured Funds should note that the Lipper Single-State Insured Municipal Debt Funds average includes bonds from states in addition to California, which may make direct comparisons between the Funds and this benchmark less meaningful.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, the use of derivatives, credit exposure and sector allocations. In addition, the use of leverage had a generally detrimental effect on the Funds' performances over this period. The impact of leverage is discussed in more detail on page 11.

Over the course of this reporting period, the yield curve remained steep. Given this interest rate environment, bonds in the Barclays Capital California Municipal Bond Index with maturities between two and eight years benefited the most, with bonds maturing in approximately five years performing the best. Because they were less sensitive to interest rate changes, these bonds generally outperformed credits with longer maturities, as bonds with the longest maturities (20 years and longer) posted a loss for the period. In general, these Funds tended to have relatively less exposure to the outperforming shorter end of the yield curve and comparatively heavier exposure to the underperforming longest part of the curve. Overall, NCL, NKL and NCU had the most advantageous duration and yield curve positionings for the municipal market environment of this six-month period, that is, they were more heavily weighted in the areas of the yield curve that performed well. In contrast, NKX, NAC and NZH were not as well positioned, with more exposure to the underperforming long part of the curve.

As mentioned previously, NCL and NZH used derivative positions to synthetically shorten duration and move it closer to our strategic duration target. During this period, in contrast to historical trends, yields in the taxable markets and the municipal market moved in opposite directions, due in part to the general flight to quality. As municipal market performance lagged the gains in the taxable markets, these derivative positions performed poorly, hurting their total return performance. In addition, the inverse floaters used by all eight of these Funds generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.

Credit exposure was also an important factor in performance. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality typically performed very well. At the same time, securities rated BBB or below and non-rated bonds generally posted poor returns. In general, insured holdings where the insurers backing the bonds had been downgraded traded to their underlying (or issuer) credit ratings. As a result, insured bonds with an underlying rating of BBB generally were more adversely affected in terms of performance during this period than insured bonds with underlying credits rated AA or A. Overall, NPC was the most positively impacted by its credit exposure, while NAC, NVX and NZH were the most negatively impacted.

During this period, pre-refunded(8) bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Among these Funds, NPC and NVX held the heaviest weightings of pre-refunded bonds. Additional sectors of the market that generally contributed to the Funds' returns included general obligation and other tax-backed bonds, water and sewer and education credits.

Holdings that generally detracted from the Funds' performances included transportation and industrial development revenue (IDR) bonds. The health care revenue sector also underperformed the overall municipal market. NZH, NCU, NAC and NKX, in particular, had heavier weightings in health care than the market as a whole. Alongside current coupon bonds in these sectors, zero coupon bonds were among the worst performing categories in the municipal market, as were lower-rated bonds backed by the 1998 master tobacco settlement agreement, which comprised approximately 2% of NKL and NKX and 4% of NCU, NAC, NVX, and NZH as of February 28, 2009.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors previously discussed, another factor impacting the six-month returns of these Funds relative to those of the unleveraged Barclays Capital California and Insured California Municipal Bond Indexes and the S&P California Municipal Bond Index was the Funds' use of financial leverage. While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, declining valuations had a negative effect on performance that was magnified by the use of leverage.

----------
(8) Pre-refundings or refinancings, also known as advance refundings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on "negative credit watch," "credit outlook developing" or "rating withdrawn," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits -declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many or all of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been. As noted in the last shareholder report, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds

(TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares.

On January 8, 2009, thirty-five Nuveen closed-end municipal funds called for redemption at par a portion of their outstanding auction rate preferred shares. This series of redemptions collectively totaled $250.1 million. This new series of redemptions brings the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to nearly $2 billion of the original $11 billion outstanding.

As of February 28, 2009, the cummulative amount of auction rate preferred securities redeemed by the Funds are as shown in the accompanying chart:

                                Auction Rate                      % of Original
                            Preferred Shares                       Auction Rate
Fund                                Redeemed                   Preferred Shares

NCL                              $15,175,000                               16.0%
NCU                               $2,125,000                                4.9%
NAC                              $39,475,000                               22.6%
NZH                              $32,925,000                               17.6%
NKL                               $9,750,000                                8.3%
NKX                              $45,000,000                              100.0%

As noted in the last shareholder report, NKX's redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs. VRDP is a new instrument designed to replace the auction rate preferred shares used as leverage in Nuveen closed-end Funds. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933. As of February 28, 2009, NKX issued $35.5 million of VRDP and redeemed all of its outstanding auction rate preferred shares.

While the Funds' Board of Directors/Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

On March 30, 2009, subsequent to the reporting period, thirty-four Nuveen closed-end municipal funds (none of which are included in this shareholder report) called for redemption at par a portion of their outstanding auction-rate preferred shares. This series of redemptions will collectively total more than $287 million. Each of the funds will be using TOBs to finance the partial redemption of its auction rate preferred shares.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price INFORMATION

During the six-month reporting period ended February 28, 2009, NCL, NCU, NAC, NVX, NZH and NKL each had an increase in their monthly dividends. The dividends of NPC and NKX remained stable throughout the reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2008 as follows:

                                       Long-Term        Short-Term Capital Gains
                                   Capital Gains          and/or Ordinary Income
                                     (per share)                     (per share)

NPC                                      $0.0548                         $0.0899
NCL                                      $0.1312                         $0.0119
NCU                                      $0.0061                              --
NAC                                      $0.1213                         $0.1421
NVX                                      $0.0334                         $0.0016
NKL                                      $0.0074                         $0.0298
NKX                                      $0.0516                              --

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2009, all of the Funds in this report had positive UNII balances for both financial reporting and tax purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

On July 30, 2008, the Funds' Board of Directors/Trustees approved an open-market share repurchase program under which each Fund may repurchase up to 10% of its outstanding common shares. As of February 28, 2009, the Funds repurchased common shares as shown in the accompanying table:

                                   Common Shares               % of Outstanding
Fund                                 Repurchased                  Common Shares

NPC                                        6,200                            0.1%
NCL                                       41,800                            0.3%
NCU                                       14,700                            0.3%
NVX                                       18,300                            0.1%
NZH                                       12,900                            0.1%
NKL                                       19,000                            0.1%

Since the inception of this program, common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table:

                                Weighted Average               Weighted Average
                                 Price Per Share             Discount Per Share
Fund                                 Repurchased                    Repurchased

NPC                                       $12.00                          15.30%
NCL                                       $10.67                          17.79%
NCU                                        $9.67                          22.26%
NVX                                       $10.26                          21.40%
NZH                                        $9.31                          19.85%
NKL                                       $10.76                          21.01%

As of February 28, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying table:

                                        2/28/09                       Six-Month
                                       Discount                Average Discount

NPC                                      -14.18%                         -11.35%
NCL                                      -15.25%                         -12.30%
NCU                                      -18.67%                         -13.50%
NAC                                      -10.58%                         -10.25%
NVX                                      -18.59%                         -13.83%
NZH                                      -11.27%                          -9.28%
NKL                                      -17.46%                         -10.70%
NKX                                       -8.56%                          -6.91%

NPC Performance OVERVIEW Nuveen | Insured California Premium Income Municipal Fund, Inc.
as of February 28, 2009

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                 $      12.04
-------------------------------------------------------------------------------
Common Share Net Asset Value                                       $      14.03
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -14.18%
-------------------------------------------------------------------------------
Market Yield                                                              6.03%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               9.26%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                      $     90,531
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.74
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.99
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
-------------------------------------------------------------------------------
                                                       ON SHARE PRICE    ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                       -9.25%        -2.43%
-------------------------------------------------------------------------------
1-Year                                                     -4.06%         4.06%
-------------------------------------------------------------------------------
5-Year                                                      0.28%         2.48%
-------------------------------------------------------------------------------
10-Year                                                     3.09%         4.49%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           30.4%
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    24.3%
-------------------------------------------------------------------------------
Tax Obligation/General                                                    22.4%
-------------------------------------------------------------------------------
Water and Sewer                                                           12.9%
-------------------------------------------------------------------------------
Other                                                                     10.0%
-------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
-------------------------------------------------------------------------------
MBIA                                                                      39.9%
-------------------------------------------------------------------------------
FSA                                                                       19.7%
-------------------------------------------------------------------------------
FGIC                                                                      18.6%
-------------------------------------------------------------------------------
AMBAC                                                                     17.9%
-------------------------------------------------------------------------------
Other                                                                      3.9%
-------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1,2)

                                  [PIE CHART]

Insured                                                                     70%
U.S. Guaranteed                                                             30%

2008-2009 Monthly Tax-Free Dividends Per Common Share(4)

                                  [BAR CHART]

                           Mar              $   0.0605
                           Apr                  0.0605
                           May                  0.0605
                           Jun                  0.0605
                           Jul                  0.0605
                           Aug                  0.0605
                           Sep                  0.0605
                           Oct                  0.0605
                           Nov                  0.0605
                           Dec                  0.0605
                           Jan                  0.0605
                           Feb                  0.0605

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                  $     13.705
                                                      14.15
                                                       13.6
                                                      13.81
                                                      13.96
                                                      14.79
                                                       14.8
                                                      14.28
                                                      14.12
                                                      14.15
                                                      14.25
                                                      14.25
                                                      14.54
                                                      14.47
                                                      14.54
                                                      14.13
                                                      13.81
                                                      13.76
                                                     13.618
                                                       13.9
                                                      13.51
                                                      13.64
                                                      13.72
                                                      13.66
                                                     13.625
                                                      13.75
                                                      13.89
                                                      13.89
                                                      13.64
                                                      13.16
                                                      12.02
                                                      11.83
                                                        8.3
                                                      10.46
                                                      11.14
                                                      11.57
                                                       12.1
                                                    11.3892
                                                         10
                                                      10.44
                                                       9.99
                                                     8.7332
                                                      10.04
                                                      10.47
                                                      10.84
                                                      12.45
                                                      11.69
                                                     11.924
                                                      12.37
                                                    12.6704
                                                      12.46
                                                       12.1
                      2/28/09                         12.04

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1447 per share.

NCL Performance OVERVIEW | Nuveen Insured California Premium Income Municipal Fund 2, Inc.
as of February 28, 2009

Credit Quality (as a % of total investments)(1,2,3)

                                  [PIE CHART]

Insured                                                                     86%
U.S. Guaranteed                                                             14%

2008-2009 Monthly Tax-Free Dividends Per Common Share(5)

                                  [BAR CHART]

                           Mar              $    0.053
                           Apr                   0.053
                           May                   0.053
                           Jun                   0.053
                           Jul                   0.053
                           Aug                   0.053
                           Sep                   0.056
                           Oct                   0.056
                           Nov                   0.056
                           Dec                   0.056
                           Jan                   0.056
                           Feb                   0.056

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                  $      12.89
                                                      12.95
                                                       12.7
                                                      12.55
                                                      12.93
                                                      13.19
                                                      13.13
                                                      13.11
                                                      13.16
                                                      13.21
                                                       13.3
                                                       13.3
                                                       13.4
                                                      13.31
                                                      13.32
                                                      12.74
                                                      12.58
                                                      12.56
                                                      12.69
                                                    12.7799
                                                       12.5
                                                      12.47
                                                      12.49
                                                      12.45
                                                      12.58
                                                      12.56
                                                      12.66
                                                      12.87
                                                       12.7
                                                      11.74
                                                      11.06
                                                       10.8
                                                       7.77
                                                       9.52
                                                      10.68
                                                       10.3
                                                    12.3614
                                                      11.41
                                                      10.51
                                                       9.89
                                                       9.15
                                                        7.8
                                                       9.07
                                                       9.05
                                                       9.97
                                                      11.25
                                                     10.667
                                                      10.28
                                                       10.7
                                                      10.79
                                                       11.2
                                                      10.29
                      2/28/09                         10.89

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                 $      10.89
-------------------------------------------------------------------------------
Common Share Net Asset Value                                       $      12.85
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -15.25%
-------------------------------------------------------------------------------
Market Yield                                                              6.17%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                               9.48%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                      $    162,831
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          17.42
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.77
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
                                                       ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                       -9.95%        -5.40%
-------------------------------------------------------------------------------
1-Year                                                     -7.71%         1.55%
-------------------------------------------------------------------------------
5-Year                                                     -1.44%         1.43%
-------------------------------------------------------------------------------
10-Year                                                     2.39%         4.13%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)(2)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    38.8%
-------------------------------------------------------------------------------
Tax Obligation/General                                                    16.0%
-------------------------------------------------------------------------------
Water and Sewer                                                           15.1%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           13.5%
-------------------------------------------------------------------------------
Utilities                                                                  5.3%
-------------------------------------------------------------------------------
Other                                                                     11.3%
-------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
-------------------------------------------------------------------------------
MBIA                                                                      27.3%
-------------------------------------------------------------------------------
AMBAC                                                                     27.0%
-------------------------------------------------------------------------------
FGIC                                                                      24.8%
-------------------------------------------------------------------------------
FSA                                                                       18.7%
-------------------------------------------------------------------------------
Other                                                                      2.2%
-------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)   Excluding investments in derivatives.

(3) Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1431 per share.

NCU Performance OVERVIEW | Nuveen California Premium Income Municipal Fund as of February 28, 2009

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                 $      10.06
-------------------------------------------------------------------------------
Common Share Net Asset Value                                       $      12.37
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -18.67%
-------------------------------------------------------------------------------
Market Yield                                                              6.62%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                              10.17%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                      $     71,260
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.80
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.53
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/18/93)
-------------------------------------------------------------------------------
                                                       ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                      -17.22%        -6.92%
-------------------------------------------------------------------------------
1-Year                                                    -13.44%        -0.81%
-------------------------------------------------------------------------------
5-Year                                                     -0.72%         1.64%
-------------------------------------------------------------------------------
10-Year                                                     2.38%         4.27%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    30.1%
-------------------------------------------------------------------------------
Tax Obligation/General                                                    20.8%
-------------------------------------------------------------------------------
Health Care                                                               15.5%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           10.5%
-------------------------------------------------------------------------------
Water and Sewer                                                            6.8%
-------------------------------------------------------------------------------
Utilities                                                                  5.2%
-------------------------------------------------------------------------------
Other                                                                     11.1%
-------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                         27%
AA                                                                          42%
A                                                                           16%
BBB                                                                         11%
BB or Lower                                                                  3%
N/R                                                                          1%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                  [BAR CHART]

                           Mar              $   0.0535
                           Apr                  0.0535
                           May                  0.0535
                           Jun                  0.0535
                           Jul                  0.0535
                           Aug                  0.0535
                           Sep                  0.0555
                           Oct                  0.0555
                           Nov                  0.0555
                           Dec                  0.0555
                           Jan                  0.0555
                           Feb                  0.0555

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                  $      12.48
                                                      12.89
                                                      12.26
                                                      12.35
                                                     12.622
                                                      12.75
                                                      12.97
                                                     12.966
                                                      12.72
                                                      12.75
                                                      12.81
                                                      12.73
                                                      12.77
                                                       12.8
                                                     12.839
                                                      12.58
                                                      12.55
                                                      12.29
                                                      12.29
                                                      12.41
                                                      12.17
                                                      12.15
                                                      12.22
                                                    12.2601
                                                      12.28
                                                      12.36
                                                      12.58
                                                      12.76
                                                      12.44
                                                      11.72
                                                      10.76
                                                      10.55
                                                       7.69
                                                      8.859
                                                      10.25
                                                       9.95
                                                      10.62
                                                       9.84
                                                       8.58
                                                       8.85
                                                       8.34
                                                       7.76
                                                       8.55
                                                        8.6
                                                       9.22
                                                      10.51
                                                      10.06
                                                         10
                                                      10.22
                                                       10.3
                                                      10.41
                                                       9.52
                      2/28/09                          10.06

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0061 per share.

NAC Performance OVERVIEW | Nuveen California Dividend Advantage Municipal Fund as of February 28, 2009

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                         34%
AA                                                                          25%
A                                                                           25%
BBB                                                                          8%
BB or Lower                                                                  1%
N/R                                                                          7%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                  [BAR CHART]

                           Mar              $   0.0615
                           Apr                  0.0615
                           May                  0.0615
                           Jun                  0.0615
                           Jul                  0.0615
                           Aug                  0.0615
                           Sep                   0.063
                           Oct                   0.063
                           Nov                   0.063
                           Dec                   0.063
                           Jan                   0.063
                           Feb                   0.063

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                  $      13.43
                                                      13.54
                                                      13.15
                                                      13.04
                                                      13.49
                                                      13.67
                                                      14.11
                                                      13.91
                                                      13.91
                                                      14.11
                                                      14.18
                                                      14.08
                                                      14.02
                                                      13.98
                                                      13.96
                                                      13.66
                                                      13.41
                                                       13.4
                                                    13.4432
                                                      13.19
                                                      13.06
                                                      13.11
                                                      13.46
                                                      13.47
                                                      13.14
                                                      13.25
                                                      13.44
                                                      13.46
                                                      13.63
                                                      12.79
                                                      11.98
                                                       11.1
                                                       8.15
                                                        9.6
                                                       10.9
                                                      11.01
                                                      11.21
                                                      10.25
                                                       8.76
                                                       9.73
                                                        9.1
                                                       7.57
                                                       9.27
                                                          9
                                                      10.17
                                                       11.3
                                                      10.55
                                                       10.4
                                                      10.51
                                                      10.69
                                                      11.15
                                                       9.92
                      2/28/09                         10.82

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                 $      10.82
-------------------------------------------------------------------------------
Common Share Net Asset Value                                       $      12.10
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -10.58%
-------------------------------------------------------------------------------
Market Yield                                                              6.99%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                              10.74%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                      $    284,221
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          18.08
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.76
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
-------------------------------------------------------------------------------
                                                       ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                      -14.14%       -11.45%
-------------------------------------------------------------------------------
1-Year                                                    -10.38%        -5.43%
-------------------------------------------------------------------------------
5-Year                                                     -0.14%         0.78%
-------------------------------------------------------------------------------
Since Inception                                             3.12%         4.55%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    25.6%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           20.5%
-------------------------------------------------------------------------------
Transportation                                                            13.9%
-------------------------------------------------------------------------------
Health Care                                                               13.5%
-------------------------------------------------------------------------------
Tax Obligation/General                                                     6.4%
-------------------------------------------------------------------------------
Education and Civic Organizations                                          5.0%
-------------------------------------------------------------------------------
Water & Sewer                                                              4.2%
-------------------------------------------------------------------------------
Other                                                                     10.9%
-------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.2634 per share.

NVX Performance OVERVIEW | Nuveen California Dividend Advantage Municipal Fund 2 as of February 28, 2009

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                 $      10.51
-------------------------------------------------------------------------------
Common Share Net Asset Value                                       $      12.91
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -18.59%
-------------------------------------------------------------------------------
Market Yield                                                              6.91%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                              10.61%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                      $    190,824
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.24
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.04
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
-------------------------------------------------------------------------------
                                                       ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                      -13.83%        -7.40%
-------------------------------------------------------------------------------
1-Year                                                    -12.78%        -1.96%
-------------------------------------------------------------------------------
5-Year                                                     -0.29%         1.98%
-------------------------------------------------------------------------------
Since Inception                                             1.49%         4.41%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           31.0%
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    15.3%
-------------------------------------------------------------------------------
Health Care                                                                9.8%
-------------------------------------------------------------------------------
Tax Obligation/General                                                     9.0%
-------------------------------------------------------------------------------
Transportation                                                             7.6%
-------------------------------------------------------------------------------
Water and Sewer                                                            6.5%
-------------------------------------------------------------------------------
Education and Civic Organizations                                          5.5%
-------------------------------------------------------------------------------
Utilities                                                                  4.8%
-------------------------------------------------------------------------------
Other                                                                     10.5%
-------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                         39%
AA                                                                          29%
A                                                                           14%
BBB                                                                         11%
BB or Lower                                                                  1%
N/R                                                                          6%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                  [BAR CHART]

                           Mar              $   0.0575
                           Apr                  0.0575
                           May                  0.0575
                           Jun                  0.0575
                           Jul                  0.0575
                           Aug                  0.0575
                           Sep                  0.0605
                           Oct                  0.0605
                           Nov                  0.0605
                           Dec                  0.0605
                           Jan                  0.0605
                           Feb                  0.0605

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                  $       13.2
                                                       13.3
                                                      12.79
                                                      12.92
                                                      13.27
                                                      13.59
                                                      13.56
                                                      13.48
                                                      13.34
                                                      13.32
                                                      13.33
                                                      13.38
                                                      13.47
                                                       13.4
                                                      13.47
                                                      13.08
                                                      12.77
                                                      12.71
                                                    12.9399
                                                      12.88
                                                      12.66
                                                      12.65
                                                      12.74
                                                      12.72
                                                      12.75
                                                      12.61
                                                      12.67
                                                      12.89
                                                      12.78
                                                       12.4
                                                      11.34
                                                      10.89
                                                       7.63
                                                       9.37
                                                      10.65
                                                      10.63
                                                      10.86
                                                      10.28
                                                          9
                                                       9.91
                                                       8.93
                                                       8.35
                                                       9.54
                                                       9.38
                                                        9.9
                                                    11.2301
                                                      10.45
                                                       10.5
                                                      10.91
                                                       10.8
                                                      10.99
                                                       9.96
                      2/28/09                         10.51

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.035 per share.

NZH Performance OVERVIEW | Nuveen California Dividend Advantage Municipal Fund 3 as of February 28, 2009

Credit Quality (as a % of total investments)(1,2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                  33%
AA                                                                          28%
A                                                                           21%
BBB                                                                         11%
BB or Lower                                                                  1%
N/R                                                                          6%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

                           Mar              $    0.059
                           Apr                   0.059
                           May                   0.059
                           Jun                   0.059
                           Jul                   0.059
                           Aug                   0.059
                           Sep                  0.0615
                           Oct                  0.0615
                           Nov                  0.0615
                           Dec                  0.0615
                           Jan                  0.0615
                           Feb                  0.0615

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                  $      12.62
                                                      12.96
                                                      12.62
                                                      12.66
                                                    13.0198
                                                      13.08
                                                      13.08
                                                      13.18
                                                      13.15
                                                      13.27
                                                       13.3
                                                      13.28
                                                      13.33
                                                      13.35
                                                      13.44
                                                      13.13
                                                      12.63
                                                       12.5
                                                      12.69
                                                      12.69
                                                       12.5
                                                      12.57
                                                      12.57
                                                      12.89
                                                         13
                                                      12.72
                                                      12.87
                                                      13.05
                                                      12.86
                                                      12.35
                                                       11.6
                                                      10.78
                                                       7.75
                                                          9
                                                       10.4
                                                       10.5
                                                       10.9
                                                       9.84
                                                       8.62
                                                        9.8
                                                       8.13
                                                       7.38
                                                       8.85
                                                       8.63
                                                       9.44
                                                      10.44
                                                       9.69
                                                       9.65
                                                     10.355
                                                      10.48
                                                      10.72
                                                       9.45
                      2/28/09                         10.23

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                 $      10.23
-------------------------------------------------------------------------------
Common Share Net Asset Value                                       $      11.53
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -11.27%
-------------------------------------------------------------------------------
Market Yield                                                              7.21%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                              11.08%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                      $    278,056
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.91
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.47
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
-------------------------------------------------------------------------------
                                                       ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                      -17.58%       -12.54%
-------------------------------------------------------------------------------
1-Year                                                    -12.11%        -6.27%
-------------------------------------------------------------------------------
5-Year                                                      0.06%         0.22%
-------------------------------------------------------------------------------
Since Inception                                             0.82%         2.75%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)(2)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    26.1%
-------------------------------------------------------------------------------
Health Care                                                               17.8%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           17.1%
-------------------------------------------------------------------------------
Tax Obligation/General                                                    12.3%
-------------------------------------------------------------------------------
Water and Sewer                                                            5.5%
-------------------------------------------------------------------------------
Transportation                                                             4.9%
-------------------------------------------------------------------------------
Consumer Staples                                                           3.9%
-------------------------------------------------------------------------------
Other                                                                     12.4%
-------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)   Excluding investments in derivatives.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NKL Performance OVERVIEW | Nuveen Insured California Dividend Advantage Municipal Fund as of February 28, 2009

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                 $      11.16
-------------------------------------------------------------------------------
Common Share Net Asset Value                                       $      13.52
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -17.46%
-------------------------------------------------------------------------------
Market Yield                                                              6.67%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                              10.25%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                      $    206,467
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.44
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.22
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
-------------------------------------------------------------------------------
                                                       ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                      -14.22%        -4.50%
-------------------------------------------------------------------------------
1-Year                                                    -10.04%         3.07%
-------------------------------------------------------------------------------
5-Year                                                     -0.28%         2.40%
-------------------------------------------------------------------------------
Since Inception                                             1.77%         5.04%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    31.7%
-------------------------------------------------------------------------------
Tax Obligation/General                                                    18.6%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           14.9%
-------------------------------------------------------------------------------
Utilities                                                                  9.8%
-------------------------------------------------------------------------------
Water and Sewer                                                            9.7%
-------------------------------------------------------------------------------
Health Care                                                                4.0%
-------------------------------------------------------------------------------
Other                                                                     11.3%
-------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
-------------------------------------------------------------------------------
AMBAC                                                                     25.7%
-------------------------------------------------------------------------------
FSA                                                                       23.9%
-------------------------------------------------------------------------------
MBIA                                                                      23.5%
-------------------------------------------------------------------------------
FGIC                                                                      20.6%
-------------------------------------------------------------------------------
SYNCORA                                                                    4.3%
-------------------------------------------------------------------------------
Other                                                                      2.0%
-------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1,2,3)

                                  [PIE CHART]

Insured                                                                     73%
U.S. Guaranteed                                                             15%
GNMA/FNMA Guaranteed                                                         1%
A (Uninsured)                                                                5%
BBB (Uninsured)                                                              6%

2008-2009 Monthly Tax-Free Dividends Per Common Share(5)

                                  [BAR CHART]

                           Mar              $   0.0595
                           Apr                  0.0595
                           May                  0.0595
                           Jun                  0.0595
                           Jul                  0.0595
                           Aug                  0.0595
                           Sep                   0.062
                           Oct                   0.062
                           Nov                   0.062
                           Dec                   0.062
                           Jan                   0.062
                           Feb                   0.062

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                  $      13.53
                                                      13.55
                                                      13.13
                                                      13.27
                                                       13.6
                                                      13.63
                                                      14.11
                                                         14
                                                      13.95
                                                      14.02
                                                       14.1
                                                      14.09
                                                         14
                                                      14.05
                                                      14.13
                                                      13.73
                                                     13.653
                                                      13.36
                                                      13.39
                                                      13.36
                                                      13.32
                                                      13.58
                                                      13.55
                                                      13.46
                                                    13.8399
                                                      13.45
                                                       13.5
                                                      13.65
                                                      13.71
                                                       13.6
                                                       12.3
                                                      11.52
                                                       8.28
                                                     10.039
                                                      11.16
                                                      11.84
                                                         12
                                                      11.26
                                                     9.9999
                                                      10.16
                                                        9.9
                                                       8.65
                                                       9.66
                                                      10.25
                                                      10.91
                                                       11.8
                                                      11.35
                                                      11.35
                                                    11.5056
                                                      11.83
                                                       11.7
                                                      10.61
                      2/28/09                         11.16

(1)   Excluding short-term investments.

(2) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(3) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0372 per share.

NKX Performance OVERVIEW | Nuveen Insured California Tax-Free Advantage Municipal Fund as of February 28, 2009

Credit Quality (as a % of total investments)(1,2,3)

                                  [PIA CHART]

Insured                                                                     72%
U.S. Guaranteed                                                             15%
AA (Uninsured)                                                               1%
A (Uninsured)                                                                6%
BBB (Uninsured)                                                              6%

2008-2009 Monthly Tax-Free Dividends Per Common Share(5)

                                  [BAR CHART]

                           Mar              $    0.059
                           Apr                   0.059
                           May                   0.059
                           Jun                   0.059
                           Jul                   0.059
                           Aug                   0.059
                           Sep                   0.059
                           Oct                   0.059
                           Nov                   0.059
                           Dec                   0.059
                           Jan                   0.059
                           Feb                   0.059

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

                      3/01/08                  $      13.61
                                                      13.85
                                                      14.25
                                                      13.96
                                                      14.05
                                                    14.1501
                                                      14.38
                                                      14.26
                                                      14.17
                                                      14.27
                                                       14.5
                                                      14.51
                                                       14.1
                                                      14.05
                                                     14.014
                                                      13.93
                                                      13.61
                                                    13.4599
                                                      13.66
                                                      13.68
                                                       13.5
                                                      13.28
                                                      13.28
                                                      13.46
                                                      13.38
                                                      13.45
                                                      13.78
                                                      13.93
                                                      13.62
                                                      13.15
                                                      11.73
                                                       11.8
                                                      8.136
                                                      9.835
                                                       10.9
                                                    11.8511
                                                       12.3
                                                       10.6
                                                       9.83
                                                      10.32
                                                        9.3
                                                        8.6
                                                       9.47
                                                      10.35
                                                      10.67
                                                      12.14
                                                      11.58
                                                      10.97
                                                      11.26
                                                      11.41
                                                      11.76
                                                      11.65
                      2/28/09                         11.75

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                 $      11.75
-------------------------------------------------------------------------------
Common Share Net Asset Value                                       $      12.85
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -8.56%
-------------------------------------------------------------------------------
Market Yield                                                              6.03%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                               9.26%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                      $     75,661
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          17.07
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.81
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
-------------------------------------------------------------------------------
                                                       ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                      -11.55%        -6.42%
-------------------------------------------------------------------------------
1-Year                                                     -8.01%        -0.13%
-------------------------------------------------------------------------------
5-Year                                                      0.62%         2.11%
-------------------------------------------------------------------------------
Since Inception                                             1.70%         3.76%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    31.5%
-------------------------------------------------------------------------------
Tax Obligation/General                                                    16.7%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           14.8%
-------------------------------------------------------------------------------
Health Care                                                               11.9%
-------------------------------------------------------------------------------
Water and Sewer                                                           10.0%
-------------------------------------------------------------------------------
Transportation                                                             7.2%
-------------------------------------------------------------------------------
Other                                                                      7.9%
-------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
-------------------------------------------------------------------------------
AMBAC                                                                     45.0%
-------------------------------------------------------------------------------
MBIA                                                                      25.4%
-------------------------------------------------------------------------------
FSA                                                                       11.4%
-------------------------------------------------------------------------------
AGC                                                                        6.3%
-------------------------------------------------------------------------------
SYNCORA                                                                    5.1%
-------------------------------------------------------------------------------
FGIC                                                                       5.1%
-------------------------------------------------------------------------------
Other                                                                      1.7%
-------------------------------------------------------------------------------

(1)   Excluding short-term investments.

(2) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(3) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0516 per share.

NPC NCL NCU | Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 18, 2008; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to January 13, 2009 and additionally adjourned to March 17, 2009. The meeting for NKX adjourned again to March 18, 2009.

                                                    NPC                             NCL                             NCU
----------------------------------------------------------------------------------------------------------------------------------
                                        Common and                      Common and                      Common and
                                         Preferred       Preferred       Preferred       Preferred       Preferred       Preferred
                                     shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                          together        together        together        together        together        together
                                        as a class      as a class      as a class      as a class      as a class      as a class
----------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                   3,016,892             350       6,007,942             587       2,668,033             194
   Against                                 207,350              31         349,243             100         132,979              42
   Abstain                                 213,590              13         465,208              45         176,856               6
   Broker Non-Votes                        862,903             932       1,953,027           1,656         823,997             686
----------------------------------------------------------------------------------------------------------------------------------
   Total                                 4,300,735           1,326       8,775,420           2,388       3,801,865             928
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                   2,974,906             352       5,965,027             588       2,652,616             194
   Against                                 232,677              29         392,669             101         140,879              42
   Abstain                                 230,249              13         464,697              43         184,373               6
   Broker Non-Votes                        862,903             932       1,953,027           1,656         823,997             686
----------------------------------------------------------------------------------------------------------------------------------
   Total                                 4,300,735           1,326       8,775,420           2,388       3,801,865             928
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                   2,996,272             346       6,031,353             604       2,656,600             194
   Against                                 228,685              35         376,434              88         163,540              42
   Abstain                                 212,875              13         414,606              40         157,728               6
   Broker Non-Votes                        862,903             932       1,953,027           1,656         823,997             686
----------------------------------------------------------------------------------------------------------------------------------
   Total                                 4,300,735           1,326       8,775,420           2,388       3,801,865             928
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES PROHIBITING
INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                   3,004,567             348       6,010,906             589       2,655,288             194
   Against                                 217,385              33         395,961             103         173,044              42
   Abstain                                 215,880              13         415,526              40         149,536               6
   Broker Non-Votes                        862,903             932       1,953,027           1,656         823,997             686
----------------------------------------------------------------------------------------------------------------------------------
   Total                                 4,300,735           1,326       8,775,420           2,388       3,801,865             928
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING TO
INVESTMENTS IN INSURED MUNICIPAL
SECURITIES.
   For                                   3,007,961             354       6,040,047             636       2,683,099             194
   Against                                 222,270              29         370,273              57         145,910              42
   Abstain                                 207,601              11         412,073              39         148,859               6
   Broker Non-Votes                        862,903             932       1,953,027           1,656         823,997             686
----------------------------------------------------------------------------------------------------------------------------------
   Total                                 4,300,735           1,326       8,775,420           2,388       3,801,865             928
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO INVESTMENTS
IN INSURED MUNICIPAL SECURITIES.
   For                                   3,081,378             356       6,076,135             640       2,686,207             194
   Against                                 149,089              27         355,481              53         137,400              42
   Abstain                                 207,365              11         390,777              39         154,261               6
   Broker Non-Votes                        862,903             932       1,953,027           1,656         823,997             686
----------------------------------------------------------------------------------------------------------------------------------
   Total                                 4,300,735           1,326       8,775,420           2,388       3,801,865             928
==================================================================================================================================

                                                   NPC                             NCL                             NCU
----------------------------------------------------------------------------------------------------------------------------------
                                        Common and                      Common and                      Common and
                                         Preferred       Preferred       Preferred       Preferred       Preferred       Preferred
                                     shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                          together        together        together        together        together        together
                                        as a class      as a class      as a class      as a class      as a class      as a class
----------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                   4,136,830              --       8,356,558              --       3,622,568              --
   Withhold                                162,087              --         410,628              --         179,266              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                 4,298,917              --       8,767,186              --       3,801,834              --
==================================================================================================================================
Robert P. Bremner
   For                                   4,135,454              --       8,360,158              --              --              --
   Withhold                                163,463              --         407,028              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                 4,298,917              --       8,767,186              --              --              --
==================================================================================================================================
Jack B. Evans
   For                                   4,136,830              --       8,362,193              --              --              --
   Withhold                                162,087              --         404,993              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                 4,298,917              --       8,767,186              --              --              --
==================================================================================================================================
William C. Hunter
   For                                          --           1,075              --           2,270              --             846
   Withhold                                     --             133              --              84              --              51
----------------------------------------------------------------------------------------------------------------------------------
   Total                                        --           1,208              --           2,354              --             897
==================================================================================================================================
David J. Kundert
   For                                   4,134,009              --       8,359,232              --       3,620,337              --
   Withhold                                164,908              --         407,954              --         181,497              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                 4,298,917              --       8,767,186              --       3,801,834              --
==================================================================================================================================
William J. Schneider
   For                                          --           1,075              --           2,270              --             846
   Withhold                                     --             133              --              84              --              51
----------------------------------------------------------------------------------------------------------------------------------
   Total                                        --           1,208              --           2,354              --             897
==================================================================================================================================
Judith M. Stockdale
   For                                   4,136,567              --       8,382,098              --              --              --
   Withhold                                162,350              --         385,088              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                 4,298,917              --       8,767,186              --              --              --
==================================================================================================================================
Carole E. Stone
   For                                   4,134,845              --       8,382,098              --              --              --
   Withhold                                164,072              --         385,088              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                 4,298,917              --       8,767,186              --              --              --
==================================================================================================================================
Terence J. Toth
   For                                   4,135,008              --       8,361,367              --       3,618,526              --
   Withhold                                163,909              --         405,819              --         183,308              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                 4,298,917              --       8,767,186              --       3,801,834              --
==================================================================================================================================


                                                   NAC                             NVX                             NZH
----------------------------------------------------------------------------------------------------------------------------------
                                        Common and                      Common and                      Common and
                                         Preferred       Preferred       Preferred       Preferred       Preferred       Preferred
                                     shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                          together        together        together        together        together        together
                                        as a class      as a class      as a class      as a class      as a class      as a class
----------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                          --              --              --              --              --              --
   Against                                      --              --              --              --              --              --
   Abstain                                      --              --              --              --              --              --
   Broker Non-Votes                             --              --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                        --              --              --              --              --              --
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                          --              --              --              --              --              --
   Against                                      --              --              --              --              --              --
   Abstain                                      --              --              --              --              --              --
   Broker Non-Votes                             --              --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                        --              --              --              --              --              --
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                          --              --              --              --              --              --
   Against                                      --              --              --              --              --              --
   Abstain                                      --              --              --              --              --              --
   Broker Non-Votes                             --              --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                        --              --              --              --              --              --
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES PROHIBITING
INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                          --              --              --              --              --              --
   Against                                      --              --              --              --              --              --
   Abstain                                      --              --              --              --              --              --
   Broker Non-Votes                             --              --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                        --              --              --              --              --              --
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING TO
INVESTMENTS IN INSURED MUNICIPAL
SECURITIES.
   For                                  11,237,581           1,027       6,942,760             727      11,037,592             945
   Against                                 693,189             147         497,671              61         763,332             213
   Abstain                                 394,135               7         320,988              17         466,447               7
   Broker Non-Votes                      3,382,253           3,247       2,167,407           2,658       3,936,482           4,131
----------------------------------------------------------------------------------------------------------------------------------
   Total                                15,707,158           4,428       9,928,826           3,463      16,203,853           5,296
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO INVESTMENTS IN
INSURED MUNICIPAL SECURITIES.
   For                                  11,283,226             995       6,949,592             730      11,078,062             919
   Against                                 614,486             174         471,662              58         724,720             199
   Abstain                                 427,193              12         340,165              17         464,588              47
   Broker Non-Votes                      3,382,253           3,247       2,167,407           2,658       3,936,483           4,131
----------------------------------------------------------------------------------------------------------------------------------
   Total                                15,707,158           4,428       9,928,826           3,463      16,203,853           5,296
==================================================================================================================================

                                                  NAC                             NVX                             NZH
----------------------------------------------------------------------------------------------------------------------------------
                                        Common and                      Common and                      Common and
                                         Preferred       Preferred       Preferred       Preferred       Preferred       Preferred
                                     shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                                          together        together        together        together        together        together
                                        as a class      as a class      as a class      as a class      as a class      as a class
----------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                  15,127,521              --       9,403,165              --      15,516,758              --
   Withhold                                551,933              --         519,643              --         685,805              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                15,679,454              --       9,922,808              --      16,202,563              --
==================================================================================================================================
Robert P. Bremner
   For                                          --              --              --              --              --              --
   Withhold                                     --              --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                        --              --              --              --              --              --
==================================================================================================================================
Jack B. Evans
   For                                          --              --              --              --              --              --
   Withhold                                     --              --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                        --              --              --              --              --              --
==================================================================================================================================
William C. Hunter
   For                                          --           4,200              --           3,376              --           5,037
   Withhold                                     --             204              --              70              --             200
----------------------------------------------------------------------------------------------------------------------------------
   Total                                        --           4,404              --           3,446              --           5,237
==================================================================================================================================
David J. Kundert
   For                                  15,124,051              --       9,412,194              --      15,523,561              --
   Withhold                                555,403              --         510,614              --         679,002              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                15,679,454              --       9,922,808              --      16,202,563              --
==================================================================================================================================
William J. Schneider
   For                                          --           4,200              --           3,376              --           5,037
   Withhold                                     --             204              --              70              --             200
----------------------------------------------------------------------------------------------------------------------------------
   Total                                        --           4,404              --           3,446              --           5,237
==================================================================================================================================
Judith M. Stockdale
   For                                          --              --              --              --              --              --
   Withhold                                     --              --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                        --              --              --              --              --              --
==================================================================================================================================
Carole E. Stone
   For                                          --              --              --              --              --              --
   Withhold                                     --              --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                        --              --              --              --              --              --
==================================================================================================================================
Terence J. Toth
   For                                  15,127,721              --       9,417,394              --      15,517,299              --
   Withhold                                551,733              --         505,414              --         685,264              --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                15,679,454              --       9,922,808              --      16,202,563              --
==================================================================================================================================

                                                                          NKL                             NKX
--------------------------------------------------------------------------------------------------------------------------
                                                                Common and                      Common and
                                                                 Preferred       Preferred       Preferred       Preferred
                                                             shares voting   shares voting   shares voting   shares voting
                                                                  together        together        together        together
                                                                as a class      as a class      as a class      as a class
--------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                                  --              --              --              --
   Against                                                              --              --              --              --
   Abstain                                                              --              --              --              --
   Broker Non-Votes                                                     --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                                  --              --              --              --
   Against                                                              --              --              --              --
   Abstain                                                              --              --              --              --
   Broker Non-Votes                                                     --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                                  --              --              --              --
   Against                                                              --              --              --              --
   Abstain                                                              --              --              --              --
   Broker Non-Votes                                                     --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES PROHIBITING INVESTMENT IN OTHER
INVESTMENT COMPANIES.
   For                                                                  --              --              --              --
   Against                                                              --              --              --              --
   Abstain                                                              --              --              --              --
   Broker Non-Votes                                                     --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES RELATING TO INVESTMENTS IN INSURED
MUNICIPAL SECURITIES.
   For                                                           7,222,107             745       2,581,702             177
   Against                                                         293,712              71         147,379              --
   Abstain                                                         388,950              19         131,052              --
   Broker Non-Votes                                              2,753,761           2,284         820,106              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                        10,658,530           3,119       3,680,239             177
==========================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN INSURED MUNICIPAL SECURITIES.
   For                                                           7,245,969             741       2,587,732             177
   Against                                                         275,628              74         141,009              --
   Abstain                                                         383,172              20         131,392              --
   Broker Non-Votes                                              2,753,761           2,284         820,106              --
--------------------------------------------------------------------------------------------------------------------------
  Total                                                         10,658,530           3,119       3,680,239             177
==========================================================================================================================

                                                                          NKL                             NKX
--------------------------------------------------------------------------------------------------------------------------
                                                                Common and                      Common and
                                                                 Preferred       Preferred       Preferred       Preferred
                                                             shares voting   shares voting   shares voting   shares voting
                                                                  together        together        together        together
                                                                as a class      as a class      as a class      as a class
--------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                          10,233,212              --       3,503,764             177
   Withhold                                                        412,637              --         175,098              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                        10,645,849              --       3,678,862             177
==========================================================================================================================
Robert P. Bremner
   For                                                                  --              --              --              --
   Withhold                                                             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
Jack B. Evans
   For                                                                  --              --              --              --
   Withhold                                                             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
William C. Hunter
   For                                                                  --           3,024              --             177
   Withhold                                                             --              59              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --           3,083              --             177
==========================================================================================================================
David J. Kundert
   For                                                          10,226,916              --       3,503,764             177
   Withhold                                                        418,933              --         175,098              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                        10,645,849              --       3,678,862             177
==========================================================================================================================
William J. Schneider
   For                                                                  --           3,016              --             177
   Withhold                                                             --              67              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --           3,083              --             177
==========================================================================================================================
Judith M. Stockdale
   For                                                                  --              --              --              --
   Withhold                                                             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
Carole E. Stone
   For                                                                  --              --              --              --
   Withhold                                                             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                                --              --              --              --
==========================================================================================================================
Terence J. Toth
   For                                                          10,235,003              --       3,509,764             177
   Withhold                                                        410,846              --         169,098              --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                        10,645,849              --       3,678,862             177
==========================================================================================================================

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund (the "Funds"), as of February 28, 2009, and the related statements of operations, changes in net assets and cash flows (Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen Insured California Tax-Free Advantage Municipal Fund only) and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund at February 28, 2009, the results of their operations, the changes in their net assets and their cash flows (Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen Insured California Tax-Free Advantage Municipal Fund only) and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Chicago, Illinois
April 22, 2009

NPC | Nuveen Insured California Premium Income Municipal Fund, Inc.
    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.1% (4.1% OF TOTAL INVESTMENTS)

$       2,125   California Educational Facilities Authority, Student Loan Revenue       3/09 at 101.00         Baa1   $  1,991,019
                   Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 - MBIA
                   Insured (Alternative Minimum Tax)
        1,500   California State University, Systemwide Revenue Bonds, Series           5/15 at 100.00          Aa3      1,510,995
                   2005A, 5.000%, 11/01/25 - AMBAC Insured
        2,000   California State University, Systemwide Revenue Bonds, Series          11/15 at 100.00          AA-      2,012,260
                   2005C, 5.000%, 11/01/27 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
        5,625   Total Education and Civic Organizations                                                                  5,514,274
----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 5.4% (3.7% OF TOTAL INVESTMENTS)

        3,000   California Health Facilities Financing Authority, Insured Revenue       8/09 at 100.50          AA-      2,864,010
                   Bonds, Sutter Health, Series1998A, 5.375%, 8/15/30 - MBIA Insured
          724   California Statewide Communities Development Authority, Revenue         7/18 at 100.00          AAA        471,295
                   Bonds, Saint Joseph Health System, Trust 2554, 18.216%, 7/01/47 -
                   FSA Insured (IF)
        1,500   California Statewide Community Development Authority, Certificates      8/09 at 101.00          AAA      1,541,730
                   of Participation, Sutter Health Obligated Group, Series 1999,
                   5.500%, 8/15/19 - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
        5,224   Total Health Care                                                                                        4,877,035
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 0.2% (0.2% OF TOTAL INVESTMENTS)

          180   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/16 at 100.00          Aa2        178,502
                   Series 2006H, 5.750%,8/01/30 - FGIC Insured (Alternative Minimum
                   Tax)
          100   California Housing Finance Agency, Single Family Mortgage Bonds II,     8/09 at 100.00           AA        100,070
                   Series 1997A-1, 6.000%,8/01/20 - MBIA Insured (Alternative
                   Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
          280   Total Housing/Single Family                                                                                278,572
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 33.1% (22.4% OF TOTAL INVESTMENTS)

                Bonita Unified School District, San Diego County, California,
                General Obligation Bonds, Series 2004A:
        1,890      5.250%, 8/01/23 - MBIA Insured                                       8/14 at 100.00          AA-      1,980,512
        1,250      5.250%, 8/01/25 - MBIA Insured                                       8/14 at 100.00          AA-      1,286,775
        2,000   California, General Obligation Veterans Welfare Bonds, Series           6/09 at 100.00          AA-      1,843,260
                   2001BZ, 5.375%, 12/01/24 - MBIA Insured (Alternative Minimum Tax)
                El Segundo Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2004:
        2,580      5.250%, 9/01/21 - FGIC Insured                                       9/14 at 100.00          AA-      2,727,628
        1,775      5.250%, 9/01/22 - FGIC Insured                                       9/14 at 100.00          AA-      1,872,714
          565   Fontana Unified School District, San Bernardino County, California,     8/18 at 100.00          AAA        612,087
                   General Obligation Bonds, Trust 2668, 14.602%, 8/01/28 - FSA
                   Insured (IF)
        1,225   Fresno Unified School District, Fresno County, California, General      2/13 at 103.00          AA-      1,415,671
                   Obligation Refunding Bonds, Series 1998A, 6.550%, 8/01/20 - MBIA
                   Insured
        1,180   Jurupa Unified School District, Riverside County, California,           8/13 at 100.00          AA-      1,210,550
                   General Obligation Bonds, Series2004, 5.000%, 8/01/21 - FGIC
                   Insured

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,000   Pomona Unified School District, Los Angeles County, California,         8/11 at 103.00          AA-   $  3,352,680
                   General Obligation Refunding Bonds, Series 1997A, 6.500%,
                   8/01/19 - MBIA Insured
          160   Roseville Joint Union High School District, Placer County,              8/15 at 100.00          AA-        160,082
                   California, General Obligation Bonds, Series 2006B, 5.000%,
                   8/01/27 - FGIC Insured
        3,000   Sacramento City Unified School District, Sacramento County,             7/15 at 100.00          Aa3      3,012,750
                   California, General Obligation Bonds, Series 2005, 5.000%,
                   7/01/27 - MBIA Insured
                San Diego Unified School District, San Diego County, California,
                General Obligation Bonds, Election of 1998, Series 2001C:
        1,335      5.000%, 7/01/21 - FSA Insured                                        7/11 at 102.00          AAA      1,436,647
        3,500      5.000%, 7/01/22 - FSA Insured                                        7/11 at 102.00          AAA      3,766,490
        4,895      5.000%, 7/01/23 - FSA Insured                                        7/11 at 102.00          AAA      5,267,705
----------------------------------------------------------------------------------------------------------------------------------
       28,355   Total Tax Obligation/General                                                                            29,945,551
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 35.9% (24.3% OF TOTAL INVESTMENTS)

        1,000   Brea and Olinda Unified School District, Orange County, California,     8/11 at 101.00          AAA      1,004,170
                   Certificates of Participation Refunding, Series 2002A, 5.125%,
                   8/01/26 - FSA Insured
                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,215      5.000%, 12/01/19 - AMBAC Insured                                    12/13 at 100.00          AA-      1,267,500
        1,615      5.000%, 12/01/21 - AMBAC Insured                                    12/13 at 100.00          AA-      1,651,580
          195   Capistrano Unified School District, Orange County, California,          9/15 at 100.00          AA-        174,944
                   Special Tax Bonds, Community Facilities District, Series 2005,
                   5.000%, 9/01/24 - FGIC Insured
          595   Chino Redevelopment Agency, California, Merged Chino Redevelopment      9/16 at 101.00            A        458,156
                   Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 -
                   AMBAC Insured
        1,900   Corona-Norco Unified School District, Riverside County, California,     9/12 at 100.00            A      1,826,185
                   Special Tax Bonds, Community Facilities District 98-1, Series
                   2002, 5.100%, 9/01/25 - AMBAC Insured
        5,000   El Monte, California, Senior Lien Certificates of Participation,        1/11 at 100.00            A      4,447,750
                   Department of Public Services Facility Phase II, Series 2001,
                   5.250%, 1/01/34 - AMBAC Insured
        2,400   Golden State Tobacco Securitization Corporation, California,            6/15 at 100.00          AAA      1,848,214
                   Enhanced Tobacco Settlement Revenue Bonds, Drivers Trust 2091,
                   11.707%, 6/01/45 - AGC Insured (IF)
        1,000   Hesperia Public Financing Authority, California, Redevelopment and      9/17 at 100.00         Baa1        799,940
                   Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%,
                   9/01/37 - SYNCORA GTY Insured
          435   Indian Wells Redevelopment Agency, California, Tax Allocation           9/13 at 100.00            A        436,618
                   Bonds, Consolidated Whitewater Project Area, Series 2003A,
                   5.000%, 9/01/20 - AMBAC Insured
          345   Los Angeles Community Redevelopment Agency, California, Lease           9/15 at 100.00           A2        291,549
                   Revenue Bonds, Manchester Social Services Project, Series 2005,
                   5.000%, 9/01/37 - AMBAC Insured
          895   Los Angeles Community Redevelopment Agency, California, Tax            12/14 at 100.00          AAA        898,312
                   Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%,
                   12/01/20 - FSA Insured
        1,500   Los Angeles, California, Municipal Improvement Corporation, Lease       1/17 at 100.00          AA-      1,375,725
                   Revenue Bonds, Police Headquarters, Series 2006A, 4.750%,
                   1/01/31 - FGIC Insured
        3,150   Moreno Valley Community Redevelopment Agency, California, Tax           8/17 at 100.00            A      2,652,426
                   Allocation Bonds, Series 2007A, 5.000%, 8/01/38 - AMBAC Insured
        7,000   Rancho Cucamonga Redevelopment Agency, California, Housing              9/17 at 100.00          AA-      5,798,520
                   Set-Aside Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/34 -
                   MBIA Insured
          165   Rialto Redevelopment Agency, California, Tax Allocation Bonds,          9/15 at 100.00           A-        140,719
                   Merged Project Area, Series2005A, 5.000%, 9/01/35 - SYNCORA GTY
                   Insured

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         205   Roseville, California, Certificates of Participation, Public            8/13 at 100.00           A+   $    196,134
                   Facilities, Series 2003A, 5.000%,8/01/25 - AMBAC Insured
        1,500   San Jose Redevelopment Agency, California, Tax Allocation Bonds,        8/15 at 100.00          AA-      1,329,210
                   Merged Project Area, Series2005A, 5.000%, 8/01/28 - MBIA Insured
        3,565   Sweetwater Union High School District Public Financing Authority,       9/15 at 100.00          AAA      3,553,093
                   California, Special Tax Revenue Bonds, Series 2005A, 5.000%,
                   9/01/25 - FSA Insured
        2,805   Yucaipa-Calimesa Joint Unified School District, San Bernardino         10/11 at 100.00          AA-      2,330,310
                   County, California, General Obligation Refunding Bonds, Series
                   2001A, 5.000%, 10/01/31 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
       36,485   Total Tax Obligation/Limited                                                                            32,481,055
----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 2.6% (1.8% OF TOTAL INVESTMENTS)

        2,400   San Diego Unified Port District, California, Revenue Bonds, Series      9/14 at 100.00          AA-      2,333,976
                   2004B, 5.000%, 9/01/29 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 44.9% (30.4% OF TOTAL INVESTMENTS) (4)

                California, Various Purpose General Obligation Bonds, Series 2000:
        7,995      5.750%, 3/01/22 (Pre-refunded 3/01/10) - MBIA Insured                3/10 at 101.00          AAA      8,459,350
          800      5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA Insured                3/10 at 101.00          AAA        846,464
        2,500   Fresno Unified School District, Fresno County, California, General      8/09 at 102.00          AAA      2,583,075
                   Obligation Bonds, Series2001A, 5.125%, 8/01/26 - FSA Insured (ETM)
        6,000   Huntington Park Redevelopment Agency, California, Single Family           No Opt. Call          AAA      8,564,040
                   Residential Mortgage Revenue Refunding Bonds, Series 1986A,
                   8.000%, 12/01/19 (ETM)
        5,135   Palmdale Community Redevelopment Agency, California, Single Family        No Opt. Call          AAA      6,969,376
                   Restructured Mortgage Revenue Bonds, Series 1986A, 8.000%,
                   3/01/16 (Alternative Minimum Tax) (ETM)
        6,220   Riverside County, California, GNMA Mortgage-Backed Securities             No Opt. Call          AAA      8,972,038
                   Program Single Family Mortgage Revenue Bonds, Series 1987A,
                   9.000%, 5/01/21 (Alternative Minimum Tax) (ETM)
        1,485   San Jose, California, Single Family Mortgage Revenue Bonds, Series        No Opt. Call          Aaa      1,985,059
                   1985A, 9.500%,10/01/13 (ETM)
        2,150   Santa Clara Valley Water District, California, Water Utility            6/10 at 100.00       AA (4)      2,263,929
                   System Revenue Bonds, Series2000A, 5.125%, 6/01/31
                   (Pre-refunded 6/01/10) - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
       32,285   Total U.S. Guaranteed                                                                                   40,643,331
----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 0.2% (0.2% OF TOTAL INVESTMENTS)

          345   Merced Irrigation District, California, Electric System Revenue         9/15 at 100.00          N/R        246,820
                   Bonds, Series 2005, 5.125%,9/01/31 - SYNCORA GTY Insured
----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 19.1% (12.9% OF TOTAL INVESTMENTS)

        5,255   El Dorado Irrigation District, California, Water and Sewer              3/13 at 100.00          AA-      5,277,334
                   Certificates of Participation, Series 2003A, 5.000%, 3/01/20 -
                   FGIC Insured
        1,230   El Dorado Irrigation District, California, Water and Sewer              3/14 at 100.00          AA-      1,221,230
                   Certificates of Participation, Series 2004A, 5.000%, 3/01/21 -
                   FGIC Insured
          235   Healdsburg Public Financing Authority, California, Wastewater           4/16 at 100.00          AA-        208,581
                   Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
        5,000   Indio Water Authority, California, Water Revenue Bonds, Series          4/16 at 100.00           A+      4,381,000
                   2006, 5.000%, 4/01/31 -  AMBAC Insured
          220   Marina Coast Water District, California, Enterprise Certificate of      6/16 at 100.00          AA-        192,658
                   Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,500   Placerville Public Financing Authority, California, Wastewater         9/16 at 100.00          N/R    $  1,167,540
                   System Refinancing and Improvement Project Revenue Bonds,
                   Series 2006, 5.000%, 9/01/34 - SYNCORA GTY Insured
        3,400   San Diego Public Facilities Financing Authority, California,           5/09 at 100.00          AA-       3,402,516
                   Sewerage Revenue Bonds, Series1997A, 5.250%, 5/15/22 - FGIC
                   Insured
        1,345   West Basin Municipal Water District, California, Revenue               8/13 at 100.00          AA-       1,398,329
                   Certificates of Participation, Series 2003A, 5.000%, 8/01/20 -
                   MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       18,185   Total Water and Sewer                                                                                   17,249,188
-----------------------------------------------------------------------------------------------------------------------------------
$     129,184   Total Investments (cost $132,699,261) - 147.5%                                                         133,569,802
=============----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                     1,961,536
                -------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (49.7)% (5)                                      (45,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 90,531,338
                ===================================================================================================================

      Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.7%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NCL | Nuveen Insured California Premium Income Municipal Fund 2, Inc.
    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.2% (4.0% OF TOTAL
                   INVESTMENTS)

$         620   California Educational Facilities Authority, Revenue Bonds,            11/10 at 100.00           A2   $    632,127
                   University of the Pacific, Series2000, 5.875%, 11/01/20 - MBIA
                   Insured
        2,125   California Educational Facilities Authority, Student Loan Revenue       3/09 at 101.00         Baa1      1,991,019
                   Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 - MBIA
                   Insured (Alternative Minimum Tax)
        1,500   California State University, Systemwide Revenue Bonds, Series           5/15 at 100.00          Aa3      1,510,995
                   2005A, 5.000%, 11/01/25 - AMBAC Insured
        6,000   University of California, Revenue Bonds, Multi-Purpose Projects,        5/13 at 100.00           AA      6,019,920
                   Series 2003A, 5.000%, 5/15/27 - AMBAC Insured (UB)
----------------------------------------------------------------------------------------------------------------------------------
       10,245   Total Education and Civic Organizations                                                                 10,154,061
----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 2.0% (1.3% OF TOTAL INVESTMENTS)

        1,410   California Statewide Communities Development Authority, Revenue         7/18 at 100.00          AAA        917,854
                   Bonds, Saint Joseph Health System, Trust 2554, 18.216%, 7/01/47 -
                   FSA Insured (IF)
        2,000   The Regents of the University of California, Medical Center Pooled      5/15 at 101.00          Aa2      1,748,480
                   Revenue Bonds, Series 2007A, 4.500%, 5/15/37 - MBIA Insured
          650   University of California, Hospital Revenue Bonds, UCLA Medical          5/12 at 101.00            A        641,680
                   Center, Series 2004A, 5.500%, 5/15/18 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
        4,060   Total Health Care                                                                                        3,308,014
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 2.2% (1.4% OF TOTAL INVESTMENTS)

          345   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/16 at 100.00          Aa2        342,130
                   Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                   Minimum Tax)
        2,170   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/16 at 100.00          AA-      2,129,443
                   Series 2006K, 5.500%, 2/01/42 - AMBAC Insured (Alternative
                   Minimum Tax)
        1,100   California Housing Finance Agency, Single Family Mortgage Bonds,        8/09 at 100.00           AA      1,102,794
                   Series 1997C-2-II, 5.625%, 8/01/20 - MBIA Insured (Alternative
                   Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        3,615   Total Housing/Single Family                                                                              3,574,367
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 25.1% (16.0% OF TOTAL INVESTMENTS)

        1,460   ABC Unified School District, Los Angeles County, California,            8/10 at 101.00          AA-      1,549,994
                   General Obligation Bonds, Series 2000B, 5.750%, 8/01/16 - FGIC
                   Insured
        1,425   Bassett Unified School District, Los Angeles County, California,        8/16 at 100.00          AA-      1,417,690
                   General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 - FGIC
                   Insured
        3,000   California State, General Obligation Bonds, Series 2006, 4.500%,        9/16 at 100.00          AAA      2,545,590
                   9/01/36 - FSA Insured
        4,400   California, General Obligation Bonds, Series 2003, 5.000%, 2/01/31 -    2/13 at 100.00          AA-      4,148,276
                   MBIA Insured
        3,000   California, General Obligation Veterans Welfare Bonds, Series           6/09 at 100.00          AA-      2,764,890
                   2001BZ, 5.375%, 12/01/24 - MBIA Insured (Alternative Minimum
                   Tax)
        3,200   Coast Community College District, Orange County, California,            8/18 at 100.00          AAA      2,465,728
                   General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 - FSA
                   Insured
        1,105   Fontana Unified School District, San Bernardino County,                 8/18 at 100.00          AAA      1,197,091
                   California, General Obligation Bonds, Trust 2668, 14.602%,
                   8/01/28 - FSA Insured (IF)

NCL | Nuveen Insured California Premium Income Municipal Fund 2, Inc.
    | (continued)
    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,255   Los Angeles Community College District, Los Angeles County,             8/15 at 100.00          AAA   $  1,281,079
                   California, General Obligation Bonds, Series 2005A, 5.000%,
                   8/01/24 - FSA Insured
        4,000   Los Angeles Unified School District, Los Angeles County,                7/17 at 100.00          AAA      3,930,160
                   California, General Obligation Bonds, Series 2007A, 4.500%,
                   7/01/24 - FSA Insured
                Los Rios Community College District, Sacramento, El Dorado and
                Yolo Counties, California, General Obligation Bonds, Series
                2006C:
        2,110      5.000%, 8/01/21 - FSA Insured (UB)                                   8/14 at 102.00          AAA      2,241,601
        3,250      5.000%, 8/01/22 - FSA Insured (UB)                                   8/14 at 102.00          AAA      3,484,260
        3,395      5.000%, 8/01/23 - FSA Insured (UB)                                   8/14 at 102.00          AAA      3,597,783
        1,270   Merced City School District, Merced County, California, General         8/13 at 100.00          AA-      1,310,627
                   Obligation Bonds, Series 2004, 5.000%, 8/01/22 - FGIC Insured
          305   Roseville Joint Union High School District, Placer County,              8/15 at 100.00          AA-        305,156
                   California, General Obligation Bonds, Series 2006B, 5.000%,
                   8/01/27 - FGIC Insured
        2,500   Sacramento City Unified School District, Sacramento County,             7/15 at 100.00          Aa3      2,510,625
                   California, General Obligation Bonds, Series 2005, 5.000%,
                   7/01/27 - MBIA Insured
        1,125   San Diego Unified School District, California, General Obligation         No Opt. Call           AA        623,396
                   Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 - FGIC
                   Insured
        2,000   San Francisco Community College District, California, General           6/10 at 102.00          Aa3      1,943,460
                   Obligation Bonds, Series 2002A, 5.000%, 6/15/26 - FGIC Insured
        1,000   San Ramon Valley Unified School District, Contra Costa County,          8/14 at 100.00          AAA      1,020,430
                   California, General Obligation Bonds, Series 2004, 5.000%,
                   8/01/24 - FSA Insured
        2,445   Washington Unified School District, Yolo County, California,            8/13 at 100.00          AA-      2,508,301
                   General Obligation Bonds, Series 2004A, 5.000%, 8/01/21 - FGIC
                   Insured
----------------------------------------------------------------------------------------------------------------------------------
       42,245   Total Tax Obligation/General                                                                            40,846,137
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 60.6% (38.8% OF TOTAL INVESTMENTS)

                Anaheim Public Finance Authority, California, Subordinate Lease
                Revenue Bonds, Public Improvement Project, Series 1997C:
        5,130      0.000%, 9/01/18 - FSA Insured                                          No Opt. Call          AAA      3,209,277
        8,000      0.000%, 9/01/21 - FSA Insured                                          No Opt. Call          AAA      3,964,960
                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,535      5.000%, 12/01/20 - AMBAC Insured                                    12/13 at 100.00          AA-      1,582,524
        1,780      5.000%, 12/01/23 - AMBAC Insured                                    12/13 at 100.00          AA-      1,796,518
        3,725   California State Public Works Board, Lease Revenue Bonds,               1/16 at 100.00            A      4,102,790
                   Department of Corrections & Rehabilitation, Series 2005J,
                   5.000%, 1/01/17 - AMBAC Insured
          380   Capistrano Unified School District, Orange County, California,          9/15 at 100.00          AA-        340,917
                   Special Tax Bonds, Community Facilities District, Series 2005,
                   5.000%, 9/01/24 - FGIC Insured
        6,000   El Monte, California, Senior Lien Certificates of Participation,        1/11 at 100.00            A      5,967,840
                   Department of Public Services Facility Phase II, Series 2001,
                   5.000%, 1/01/21 - AMBAC Insured
        8,280   Fontana Public Financing Authority, California, Tax Allocation         10/15 at 100.00            A      7,175,945
                   Revenue Bonds, North Fontana Redevelopment Project, Series
                   2005A, 5.000%, 10/01/32 - AMBAC Insured
        4,695   Golden State Tobacco Securitization Corporation, California,            6/15 at 100.00          AAA      3,615,570
                   Enhanced Tobacco Settlement Revenue Bonds, Drivers Trust 2091,
                   11.707%, 6/01/45 - AGC Insured (IF)
        2,000   Golden State Tobacco Securitization Corporation, California,            6/15 at 100.00            A        513,660
                   Enhanced Tobacco Settlement Revenue Bonds, Residual Series
                   2040, 9.080%, 6/01/45 - FGIC Insured (IF)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
$      20,110      5.000%, 6/01/35 - FGIC Insured                                       6/15 at 100.00            A   $ 16,267,783
        2,345      5.000%, 6/01/38 - FGIC Insured                                       6/15 at 100.00            A      1,853,723
        7,500      5.000%, 6/01/45 - FGIC Insured                                       6/15 at 100.00            A      5,641,875
        1,255   Hesperia Public Financing Authority, California, Redevelopment and      9/17 at 100.00         Baa1      1,003,925
                   Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%,
                   9/01/37 - SYNCORA GTY Insured
        1,700   Hesperia Unified School District, San Bernardino County,                2/17 at 100.00            A      1,316,072
                   California, Certificates of Participation, Capital Improvement,
                   Series 2007, 5.000%, 2/01/41 - AMBAC Insured
        1,810   Kern County Board of Education, California, Certificates of             5/10 at 100.00          AA-      1,810,272
                   Participation Refunding, Series 1998A, 5.200%, 5/01/28 - MBIA
                   Insured
        5,000   La Quinta Redevelopment Agency, California, Tax Allocation              3/09 at 101.00           A+      4,613,850
                   Refunding Bonds, Redevelopment Project Area 1, Series 1998,
                   5.200%, 9/01/28 - AMBAC Insured
        2,185   Los Angeles Community Redevelopment Agency, California, Lease           9/15 at 100.00           A2      1,846,478
                   Revenue Bonds, Manchester Social Services Project, Series 2005,
                   5.000%, 9/01/37 - AMBAC Insured
        1,000   Los Angeles Community Redevelopment Agency, California, Tax            12/14 at 100.00          AAA      1,003,700
                   Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%,
                   12/01/20 - FSA Insured
        1,250   Los Angeles County Metropolitan Transportation Authority,               7/13 at 100.00          AAA      1,341,213
                   California, Proposition A First Tier Senior Sales Tax Revenue
                   Bonds, Series 2003B, 5.000%, 7/01/19 - MBIA Insured
        4,000   Los Angeles, California, Certificates of Participation, Municipal       6/13 at 100.00          AA-      3,810,680
                   Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 - AMBAC
                   Insured
        3,000   Los Angeles, California, Municipal Improvement Corporation, Lease       1/17 at 100.00          AA-      2,751,450
                   Revenue Bonds, Police Headquarters, Series 2006A, 4.750%,
                   1/01/31 - FGIC Insured
        6,120   Moreno Valley Community Redevelopment Agency, California, Tax           8/17 at 100.00            A      5,153,285
                   Allocation Bonds, Series 2007A, 5.000%, 8/01/38 - AMBAC Insured
        4,140   Plumas County, California, Certificates of Participation, Capital       6/13 at 101.00            A      3,462,862
                   Improvement Program, Series 2003A, 5.000%, 6/01/28 - AMBAC
                   Insured
          390   Poway Redevelopment Agency, California, Tax Allocation Refunding       12/10 at 102.00           AA        340,345
                   Bonds, Paguay Redevelopment Project, Series 2000, 5.750%,
                   6/15/33 - MBIA Insured
          325   Rialto Redevelopment Agency, California, Tax Allocation Bonds,          9/15 at 100.00           A-        277,173
                   Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA
                   GTY Insured
        1,000   Rocklin Unified School District, Placer County, California,             9/13 at 100.00          AA-        941,030
                   Special Tax Bonds, Community Facilities District 1, Series
                   2004, 5.000%, 9/01/25 - MBIA Insured
          405   Roseville, California, Certificates of Participation, Public            8/13 at 100.00           A+        387,484
                   Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
        5,000   San Bernardino Joint Powers Financing Authority, California,            9/09 at 102.00          AA-      5,186,050
                   Certificates of Participation Refunding, Police Station
                   Financing Project, Series 1999, 5.500%, 9/01/20 - MBIA Insured
        1,500   San Jose Redevelopment Agency, California, Tax Allocation Bonds,        8/15 at 100.00          AA-      1,329,210
                   Merged Project Area, Series 2005A, 5.000%, 8/01/28 - MBIA
                   Insured
        5,510   Sweetwater Union High School District Public Financing Authority,       9/15 at 100.00          AAA      5,284,586
                   California, Special Tax Revenue Bonds, Series 2005A, 5.000%,
                   9/01/28 - FSA Insured
        1,020   Washington Unified School District, Yolo County, California,            8/17 at 100.00            A        832,442
                   Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                   AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
      118,090   Total Tax Obligation/Limited                                                                            98,725,489
----------------------------------------------------------------------------------------------------------------------------------

NCL | Nuveen Insured California Premium Income Municipal Fund 2, Inc.
    | (continued)
    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.2% (4.6% OF TOTAL INVESTMENTS)

$       6,500   Foothill/Eastern Transportation Corridor Agency, California, Toll        1/10 at 65.32           AA   $  3,203,720
                   Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/18 -
                   MBIA Insured
        4,000   Orange County Transportation Authority, California, Toll Road           8/13 at 100.00           A1      4,249,640
                   Revenue Bonds, 91 Express Lanes Project, Series 2003A, 5.000%,
                   8/15/18 - AMBAC Insured
        5,000   San Francisco Airports Commission, California, Revenue Refunding        5/11 at 100.00          AA-      4,193,600
                   Bonds, San Francisco International Airport, Second Series 2001,
                   Issue 27A, 5.250%, 5/01/31 - MBIA Insured (Alternative Minimum
                   Tax)
----------------------------------------------------------------------------------------------------------------------------------
       15,500   Total Transportation                                                                                    11,646,960
----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 21.2% (13.5% OF TOTAL INVESTMENTS) (4)

        1,380   California Educational Facilities Authority, Revenue Bonds,            11/10 at 100.00       A2 (4)      1,490,234
                   University of the Pacific, Series2000, 5.875%, 11/01/20
                   (Pre-refunded 11/01/10) - MBIA Insured
                California, Various Purpose General Obligation Bonds, Series 2000:
        7,995      5.750%, 3/01/22 (Pre-refunded 3/01/10) - MBIA Insured                3/10 at 101.00          AAA      8,459,350
        1,900      5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA Insured                3/10 at 101.00          AAA      2,010,352
        2,085   Central Unified School District, Fresno County, California,             3/09 at 100.00        A (4)      2,125,074
                   General Obligation Bonds, Series1993, 5.625%, 3/01/18 - AMBAC
                   Insured (ETM)
        3,000   Escondido Union High School District, San Diego County,                 5/09 at 100.00       AA (4)      3,023,610
                   California, General Obligation Bonds, Series 1996, 5.700%,
                   11/01/10 - MBIA Insured (ETM)
                Fresno Unified School District, Fresno County, California, General
                Obligation Bonds, Series 2001F:
        1,065      5.125%, 8/01/21 - FSA Insured (ETM)                                  8/09 at 102.00          AAA      1,100,390
        1,160      5.125%, 8/01/22 - FSA Insured (ETM)                                  8/09 at 102.00          AAA      1,198,547
        1,220      5.125%, 8/01/23 - FSA Insured (ETM)                                  8/09 at 102.00          AAA      1,260,541
        1,500   Hacienda La Puente Unified School District, Los Angeles County,         8/10 at 101.00       AA (4)      1,605,615
                   California, General Obligation Bonds, Series 2000A, 5.250%,
                   8/01/25 (Pre-refunded 8/01/10) - MBIA Insured
                Manteca Unified School District, San Joaquin County, California,
                General Obligation Bonds, Series 2004:
        1,000      5.250%, 8/01/21 (Pre-refunded 8/01/14) - FSA Insured                 8/14 at 100.00          AAA      1,168,210
        1,000      5.250%, 8/01/22 (Pre-refunded 8/01/14) - FSA Insured                 8/14 at 100.00          AAA      1,168,210
        1,610   Poway Redevelopment Agency, California, Tax Allocation Refunding       12/10 at 102.00       AA (4)      1,775,750
                   Bonds, Paguay Redevelopment Project, Series 2000, 5.750%,
                   6/15/33 (Pre-refunded 12/15/10) - MBIA Insured
        4,320   Riverside County, California, GNMA Mortgage-Backed Securities             No Opt. Call          AAA      5,928,811
                   Program Single Family Mortgage Revenue Bonds, Series 1987B,
                   8.625%, 5/01/16 (Alternative Minimum Tax) (ETM)
        1,000   Sacramento County Sanitation District Financing Authority,             12/10 at 101.00       AA (4)      1,087,030
                   California, Revenue Bonds, Series 2000A, 5.500%, 12/01/20
                   (Pre-refunded 12/01/10) - AMBAC Insured
          905   University of California, Hospital Revenue Bonds, UCLA Medical          5/12 at 101.00        A (4)      1,026,252
                   Center, Series 2004A, 5.500%, 5/15/18 (Pre-refunded 5/15/12) -
                   AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
       31,140   Total U.S. Guaranteed                                                                                   34,427,976
----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 8.2% (5.3% OF TOTAL INVESTMENTS)

        3,740   California Pollution Control Financing Authority, Revenue               9/09 at 101.00          AA-      3,376,734
                   Refunding Bonds, Southern California Edison Company, Series
                   1999B, 5.450%, 9/01/29 - MBIA Insured
          670   Merced Irrigation District, California, Electric System Revenue         9/15 at 100.00          N/R        479,331
                   Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured
          100   Sacramento City Financing Authority, California, Capital               12/09 at 102.00            A        102,822
                   Improvement Revenue Bonds, Solid Waste and Redevelopment
                   Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       1,950   Salinas Valley Solid Waste Authority, California, Revenue Bonds,        8/12 at 100.00            A   $  1,713,095
                   Series 2002, 5.250%, 8/01/27 - AMBAC Insured (Alternative
                   Minimum Tax)
                Santa Clara, California, Subordinate Electric Revenue Bonds,
                Series 2003A:
        2,800      5.000%, 7/01/24 - MBIA Insured                                       7/13 at 100.00          AA-      2,824,836
        5,000      5.000%, 7/01/28 - MBIA Insured                                       7/13 at 100.00          AA-      4,902,500
----------------------------------------------------------------------------------------------------------------------------------
       14,260   Total Utilities                                                                                         13,399,318
----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 23.6% (15.1% OF TOTAL INVESTMENTS)

        2,975   Chino Basin Regional Finance Authority, California, Sewerage            8/09 at 100.00          AA-      2,986,037
                   System Revenue Bonds, Inland Empire Utilities Agency, Series
                   1994, 6.000%, 8/01/16 - AMBAC Insured
        2,000   El Dorado Irrigation District, California, Water and Sewer              3/14 at 100.00          AA-      1,985,740
                   Certificates of Participation, Series 2004A, 5.000%, 3/01/21 -
                   FGIC Insured
          750   Fortuna Public Finance Authority, California, Water Revenue Bonds,     10/16 at 100.00          AAA        713,363
                   Series 2006, 5.000%,10/01/36 - FSA Insured
          460   Healdsburg Public Financing Authority, California, Wastewater           4/16 at 100.00          AA-        408,287
                   Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
        2,700   Los Angeles County Sanitation Districts Financing Authority,           10/13 at 100.00          AAA      2,809,890
                   California, Senior Revenue Bonds, Capital Projects, Series
                   2003A, 5.000%, 10/01/21 - FSA Insured
        2,000   Los Angeles, California, Wastewater System Revenue Bonds, Series        6/15 at 100.00           AA      1,819,700
                   2005A, 4.500%, 6/01/29 - MBIA Insured
          430   Marina Coast Water District, California, Enterprise Certificate of      6/16 at 100.00          AA-        376,560
                   Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured
       12,000   Orange County Sanitation District, California, Certificates of          8/13 at 100.00          AAA     11,689,080
                   Participation, Series 2003, 5.000%, 2/01/33 - FGIC Insured (UB)
        1,520   San Buenaventura, California, Water Revenue Certificates of            10/14 at 100.00            A      1,453,834
                   Participation, Series 2004, 5.000%, 10/01/25 - AMBAC Insured
        1,000   San Diego County Water Authority, California, Water Revenue             5/18 at 100.00          AAA        972,990
                   Certificates of Participation, Series 2008A, 5.000%, 5/01/38 -
                   FSA Insured
        3,675   San Dieguito Water District, California, Water Revenue Bonds,          10/14 at 100.00          AA+      3,744,824
                   Series 2004, 5.000%, 10/01/23 - FGIC Insured
                Santa Clara Valley Water District, California, Certificates of
                Participation, Series 2004A:
        1,400      5.000%, 2/01/19 - FGIC Insured                                       2/14 at 100.00          AA+      1,471,091
          445      5.000%, 2/01/20 - FGIC Insured                                       2/14 at 100.00          AA+        462,127
          465      5.000%, 2/01/21 - FGIC Insured                                       2/14 at 100.00          AA+        477,949
        2,500   West Basin Municipal Water District, California, Revenue                8/13 at 100.00          AA-      2,451,574
                   Certificates of Participation, Series 2003A, 5.000%, 8/01/30 -
                   MBIA Insured
                Yorba Linda Water District, California, Certificates of
                Participation, Highland Reservoir Renovation, Series 2003:
        2,010      5.000%, 10/01/28 - FGIC Insured                                     10/13 at 100.00          AAA      2,018,903
        2,530      5.000%, 10/01/33 - FGIC Insured                                     10/13 at 100.00          AAA      2,512,163
----------------------------------------------------------------------------------------------------------------------------------
       38,860   Total Water and Sewer                                                                                   38,354,112
----------------------------------------------------------------------------------------------------------------------------------
$     278,015   Total Investments (cost $261,746,670) - 156.3%                                                         254,436,434
=============---------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (12.3)%                                                                    (20,060,000)
                ------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.0%                                                                     8,279,862
                ------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (49.0)% (5)                                      (79,825,000)
                ------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $162,831,296
                ==================================================================================================================

NCL | Nuveen Insured California Premium Income Municipal Fund 2, Inc.
    | (continued)
    | Portfolio of INVESTMENTS February 28, 2009

Investments in Derivatives
FORWARD SWAPS OUTSTANDING AT FEBRUARY 28, 2009:

                                       FUND                                     FIXED RATE                               UNREALIZED
                   NOTIONAL     PAY/RECEIVE      FLOATING RATE   FIXED RATE        PAYMENT    EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY         AMOUNT   FLOATING RATE              INDEX  (ANNUALIZED)     FREQUENCY      DATE (6)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs   $12,000,000         Receive  3-Month USD-LIBOR       2.749%  Semi-Annually      1/15/10      1/15/39     $1,751,141
====================================================================================================================================

           Primarily all of the Fund's net assets (including net assets aibutable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

           The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.4%.

(6) Effective Date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R        Not rated.

(ETM)      Escrowed to maturity.

(IF)       Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

USD-LIBOR  United States Dollar-London Inter-Bank Offered Rate.

                                 See accompanying notes to financial statements.

NCU | Nuveen California Premium Income Municipal Fund
    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.1% (3.8% OF TOTAL INVESTMENTS)

$       1,500   California County Tobacco Securitization Agency, Tobacco                6/12 at 100.00         Baa3   $  1,144,395
                   Settlement Asset-Backed Bonds, Alameda County Tobacco Asset
                   Securitization Corporation, Series 2002, 5.750%, 6/01/29
          265   California County Tobacco Securitization Agency, Tobacco                6/15 at 100.00          BBB        230,306
                   Settlement Asset-Backed Bonds, Sonoma County Tobacco
                   Securitization Corporation, Series 2005, 4.250%, 6/01/21
        3,210   California Statewide Financing Authority, Tobacco Settlement            5/12 at 100.00         Baa3      2,410,935
                   Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                   Series 2002A, 5.625%, 5/01/29
        1,350   Golden State Tobacco Securitization Corporation, California,            6/22 at 100.00          BBB        529,281
                   Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2,
                   0.000%, 6/01/37
----------------------------------------------------------------------------------------------------------------------------------
        6,325   Total Consumer Staples                                                                                   4,314,917
----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 6.7% (4.2% OF TOTAL
                   INVESTMENTS)

           70   California Educational Facilities Authority, Revenue Bonds,            10/15 at 100.00           A3         58,760
                   University of Redlands, Series 2005A, 5.000%, 10/01/35
                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           45      5.000%, 11/01/21                                                    11/15 at 100.00           A2         43,299
           60      5.000%, 11/01/25                                                    11/15 at 100.00           A2         53,522
        1,112   California State Public Works Board, Lease Revenue Bonds,               3/18 at 100.00          AA-        945,311
                   University of California Regents, Trust 1065, 8.969%, 3/01/33
                   (IF)
        2,000   California State University, Systemwide Revenue Bonds, Series          11/15 at 100.00          AA-      2,012,260
                   2005C, 5.000%, 11/01/27 - MBIA Insured
        1,500   University of California, Revenue Bonds, Multi-Purpose Projects,        5/13 at 100.00           AA      1,644,300
                   Series 2003A, 5.125%, 5/15/17 - AMBAC Insured (UB)
----------------------------------------------------------------------------------------------------------------------------------
        4,787   Total Education and Civic Organizations                                                                  4,757,452
----------------------------------------------------------------------------------------------------------------------------------

                ENERGY - 0.4% (0.3% OF TOTAL INVESTMENTS)

          500   Virgin Islands Public Finance Authority, Revenue Bonds, Refinery        1/15 at 100.00          BBB        303,745
                   Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative
                   Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 24.8% (15.5% OF TOTAL INVESTMENTS)

        4,705   California Health Facilities Financing Authority, Hospital Revenue      5/09 at 100.00          CCC      3,565,920
                   Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15
          155   California Health Facilities Financing Authority, Revenue Bonds,        4/16 at 100.00           A+        126,516
                   Kaiser Permanante System, Series 2006, 5.000%, 4/01/37
        1,335   California Health Facilities Financing Authority, Revenue Bonds,       11/16 at 100.00          AA-      1,005,776
                   Sutter Health, Series 2008, Trust 3146, 12.371%, 11/15/46 (IF)
        1,500   California Infrastructure Economic Development Bank, Revenue            8/11 at 102.00           A+      1,358,280
                   Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%,
                   8/01/31
          685   California Municipal Financing Authority, Certificates of               2/17 at 100.00         Baa2        444,332
                   Participation, Community Hospitals of Central California,
                   Series 2007, 5.250%, 2/01/46

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         377   California Statewide Communities Development Authority, Revenue         7/18 at 100.00          AAA   $    245,086
                   Bonds, Saint Joseph Health System, Trust 2554, 18.216%, 7/01/47 -
                   FSA Insured (IF)
        1,000   California Statewide Community Development Authority, Insured          10/17 at 100.00            A        812,840
                   Health Facility Revenue Bonds, Henry Mayo Newhall Memorial
                   Hospital, Series 2007A, 5.000%, 10/01/37
          490   California Statewide Community Development Authority, Revenue           3/16 at 100.00           A+        393,279
                   Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41
          730   California Statewide Community Development Authority, Revenue           8/16 at 100.00           A+        635,414
                   Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31
        1,000   California Statewide Community Development Authority, Revenue           4/17 at 100.00           A+        780,270
                   Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33
        3,000   California Statewide Community Development Authority, Revenue           8/19 at 100.00           AA      3,050,280
                   Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38
        2,100   California Statewide Community Development Authority, Revenue             No Opt. Call           A1      2,225,349
                   Bonds, Sherman Oaks Health System, Series 1998A, 5.000%,
                   8/01/22 - AMBAC Insured
        1,690   California Statewide Community Development Authority, Revenue          11/15 at 100.00          AA-      1,441,114
                   Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43
          760   Loma Linda, California, Hospital Revenue Bonds, Loma Linda             12/18 at 100.00          BBB        748,668
                   University Medical Center, Series 2008A, 8.250%, 12/01/38
        1,000   The Regents of the University of California, Medical Center Pooled      5/15 at 101.00          Aa2        874,240
                   Revenue Bonds, Series 2007A, 4.500%, 5/15/37 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
       20,527   Total Health Care                                                                                       17,707,364
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 0.5% (0.3% OF TOTAL INVESTMENTS)

          160   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/16 at 100.00          Aa2        158,669
                   Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                   Minimum Tax)
          175   California Housing Finance Agency, Single Family Mortgage Bonds         8/09 at 100.00           AA        175,123
                   II, Series 1997A-1, 6.000%, 8/01/20 - MBIA Insured (Alternative
                   Minimum Tax)
           15   California Rural Home Mortgage Finance Authority, Mortgage-Backed         No Opt. Call          AAA         15,296
                   Securities Program Single Family Mortgage Revenue Bonds, Series
                   1996C, 7.500%, 8/01/27 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
          350   Total Housing/Single Family                                                                                349,088
----------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

          500   California Pollution Control Financing Authority, Solid Waste           1/16 at 102.00          BBB        415,200
                   Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                   5.000%, 1/01/22 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 22.2% (13.8% OF TOTAL INVESTMENTS)

        1,500   California, General Obligation Bonds, Series 2003, 5.000%, 2/01/31 -    2/13 at 100.00          AA-      1,414,185
                   MBIA Insured
        4,000   California, General Obligation Veterans Welfare Bonds, Series           6/09 at 100.00          AA-      3,498,800
                   1999BR, 5.300%, 12/01/29 (Alternative Minimum Tax)
        6,000   Hartnell Community College District, California, General                6/16 at 100.00          AAA      5,993,640
                   Obligation Bonds, Series 2006B, 5.000%, 6/01/29 - FSA Insured (UB)
        3,000   Pomona Unified School District, Los Angeles County, California,         8/11 at 103.00          AA-      3,369,240
                   General Obligation Refunding Bonds, Series 1997A, 6.150%,
                   8/01/15 - MBIA Insured
           15   Riverside Community College District, California, General               8/14 at 100.00          AA-         15,974
                   Obligation Bonds, Series 2004A, 5.250%, 8/01/22 - MBIA Insured
          135   Roseville Joint Union High School District, Placer County,              8/15 at 100.00          AA-        135,069
                   California, General Obligation Bonds, Series 2006B, 5.000%,
                   8/01/27 - FGIC Insured
        1,355   San Jose-Evergreen Community College District, Santa Clara County,      9/15 at 100.00          Aa2      1,375,284
                   California, General Obligation Bonds, Series 2005A, 5.000%,
                   9/01/25 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
       16,005   Total Tax Obligation/General                                                                            15,802,192
----------------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 48.2% (30.1% OF TOTAL INVESTMENTS)

$       1,000   Bell Community Redevelopment Agency, California, Tax Allocation        10/13 at 100.00         BBB+   $    832,050
                   Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 - RAAI
                   Insured
                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,695      5.000%, 12/01/22 - AMBAC Insured                                    12/13 at 100.00          AA-      1,722,408
        1,865      5.000%, 12/01/24 - AMBAC Insured                                    12/13 at 100.00          AA-      1,873,635
        5,920   California State Public Works Board, Lease Revenue Bonds,              11/09 at 101.00            A      6,125,957
                   Department of Veterans Affairs, Southern California Veterans
                   Home - Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 -
                   AMBAC Insured
          905   California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%,      7/14 at 100.00           A+        962,893
                   7/01/15
          165   Capistrano Unified School District, Orange County, California,          9/15 at 100.00          AA-        148,030
                   Special Tax Bonds, Community Facilities District, Series 2005,
                   5.000%, 9/01/24 - FGIC Insured
          500   Chino Redevelopment Agency, California, Merged Chino Redevelopment      9/16 at 101.00            A        385,005
                   Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 -
                   AMBAC Insured
        4,350   Golden State Tobacco Securitization Corporation, California,            6/15 at 100.00            A      3,272,288
                   Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                   5.000%, 6/01/45 - AMBAC Insured
                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
           80      5.000%, 9/01/26                                                      9/16 at 100.00          N/R         63,549
          185      5.125%, 9/01/36                                                      9/16 at 100.00          N/R        135,235
        3,500   Livermore Redevelopment Agency, California, Tax Allocation Revenue      8/11 at 100.00          AA-      3,110,835
                   Bonds, Livermore Redevelopment Project Area, Series 2001A,
                   5.000%, 8/01/26 - MBIA Insured
          310   Los Angeles Community Redevelopment Agency, California, Lease           9/15 at 100.00           A2        261,972
                   Revenue Bonds, Manchester Social Services Project, Series 2005,
                   5.000%, 9/01/37 - AMBAC Insured
        2,000   Los Angeles, California, Municipal Improvement Corporation, Lease       1/17 at 100.00          AA-      1,834,300
                   Revenue Bonds, Police Headquarters, Series 2006A, 4.750%,
                   1/01/31 - FGIC Insured
        3,230   Murrieta Redevelopment Agency, California, Tax Allocation Bonds,        8/15 at 100.00          AA-      2,755,158
                   Series 2005, 5.000%, 8/01/35 - MBIA Insured
        1,000   Poway, California, Community Facilities District 88-1, Special Tax      5/09 at 100.00          N/R      1,011,500
                   Refunding Bonds, Parkway Business Centre, Series 1998, 6.500%,
                   8/15/09
          155   Rialto Redevelopment Agency, California, Tax Allocation Bonds,          9/15 at 100.00           A-        132,190
                   Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA
                   GTY Insured
          190   Roseville, California, Certificates of Participation, Public            8/13 at 100.00           A+        181,783
                   Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
        1,500   Sacramento City Financing Authority, California, Lease Revenue            No Opt. Call           AA      1,641,045
                   Refunding Bonds, Series 1993A, 5.400%, 11/01/20 - MBIA Insured
        3,000   Sacramento City Financing Authority, California, Lease Revenue            No Opt. Call          AA-      3,282,090
                   Refunding Bonds, Series 1993B, 5.400%, 11/01/20
                San Marcos Public Facilities Authority, California, Revenue
                Refunding Bonds, Series 1998:
        1,500      5.800%, 9/01/18                                                      3/09 at 101.00         Baa3      1,373,085
        1,000      5.800%, 9/01/27                                                      3/09 at 101.00         Baa3        807,030
          325   San Mateo Union High School District, San Mateo County,                12/17 at 100.00            A        272,886
                   California, Certificates of Participation, Phase 1, Series
                   2007A, 5.000%, 12/15/30 - AMBAC Insured
        2,050   Santa Barbara County, California, Certificates of Participation,       12/11 at 102.00          AA+      2,195,407
                   Series 2001, 5.250%, 12/01/19 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
       36,425   Total Tax Obligation/Limited                                                                            34,380,331
----------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.3% (2.1% OF TOTAL INVESTMENTS)

$         780   Bay Area Toll Authority, California, Revenue Bonds, San Francisco       4/16 at 100.00           AA   $    768,690
                   Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)
          220   Bay Area Toll Authority, California, Revenue Bonds, San Francisco       4/18 at 100.00           AA        213,699
                   Bay Area Toll Bridge, Series 2008, Trust 3211, 12.855%, 4/01/39 (IF)
        2,000   Foothill/Eastern Transportation Corridor Agency, California, Toll       1/10 at 100.00         BBB-      1,402,260
                   Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35
----------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Transportation                                                                                     2,384,649
----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 16.9% (10.5% OF TOTAL INVESTMENTS) (4)

        2,250   California Department of Water Resources, Power Supply Revenue          5/12 at 101.00          Aaa      2,527,718
                   Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)
        3,000   California Infrastructure Economic Development Bank, First Lien           No Opt. Call          AAA      3,345,600
                   Revenue Bonds, San Francisco Bay Area Toll Bridge, Series
                   2003A, 5.000%, 7/01/22 - FSA Insured (ETM)
        3,495   Orange County Sanitation District, California, Certificates of          8/13 at 100.00          AAA      4,024,912
                   Participation, Series 2003, 5.250%, 2/01/21 (Pre-refunded
                   8/01/13) - FGIC Insured
        2,000   Puerto Rico, General Obligation and Public Improvement Bonds,           7/10 at 100.00      AA- (4)      2,128,340
                   Series 2000, 5.750%, 7/01/21 (Pre-refunded 7/01/10) - MBIA
                   Insured
----------------------------------------------------------------------------------------------------------------------------------
       10,745   Total U.S. Guaranteed                                                                                   12,026,570
----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 8.3% (5.2% OF TOTAL INVESTMENTS)

          890   Long Beach Bond Finance Authority, California, Natural Gas                No Opt. Call           A+        656,927
                   Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37
          275   Los Angeles Department of Water and Power, California, Power            7/13 at 100.00          AA-        285,299
                   System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 - MBIA
                   Insured
          295   Merced Irrigation District, California, Electric System Revenue         9/15 at 100.00          N/R        211,049
                   Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured
        4,580   Sacramento Municipal Utility District, California, Electric             8/12 at 100.00          AAA      4,728,209
                   Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/20 - FSA
                   Insured
----------------------------------------------------------------------------------------------------------------------------------
        6,040   Total Utilities                                                                                          5,881,484
----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 11.0% (6.8% OF TOTAL INVESTMENTS)

        1,125   Burbank, California, Wastewater System Revenue Bonds, Series            6/14 at 100.00          AA-      1,143,112
                   2004A, 5.000%, 6/01/23 - AMBAC Insured
        5,000   Culver City, California, Wastewater Facilities Revenue Refunding        9/09 at 102.00           AA      5,053,399
                   Bonds, Series 1999A, 5.700%, 9/01/29 - FGIC Insured
          205   Healdsburg Public Financing Authority, California, Wastewater           4/16 at 100.00          AA-        181,953
                   Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
        1,795   Woodbridge Irrigation District, California, Certificates of             7/13 at 100.00         BBB+      1,435,478
                   Participation, Water Systems Project, Series 2003, 5.500%,
                   7/01/33
----------------------------------------------------------------------------------------------------------------------------------
        8,125   Total Water and Sewer                                                                                    7,813,942
----------------------------------------------------------------------------------------------------------------------------------
$     113,329   Total Long-Term Investments (cost $111,432,207) - 149.0%                                               106,136,934
=============---------------------------------------------------------------------------------------------------------------------

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                          RATINGS (3)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 11.2% (7.0% OF TOTAL INVESTMENTS)

$       8,000   California, General Obligation Bonds, Variable Rate Demand Obligations, Series                 A-1+   $  8,000,000
                   2005B-4, 0.350%, 5/01/40 (5)
=============----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $8,000,000)                                                           8,000,000
                -------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $119,432,207) - 160.2%                                                         114,136,934
                -------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (7.8)%                                                                      (5,590,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.0%                                                                     3,587,875
                -------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (57.4)% (6)                                      (40,875,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 71,259,809
                ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

       The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.8%.

N/R    Not rated.

(ETM)  Escrowed to maturity.

(IF)   Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NAC | Nuveen California Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.3% (3.5% OF TOTAL INVESTMENTS)

$       1,145   California County Tobacco Securitization Agency, Tobacco Settlement     6/15 at 100.00          BBB   $    995,097
                   Asset-Backed Bonds, Sonoma County Tobacco Securitization
                   Corporation, Series 2005, 4.250%, 6/01/21
        7,500   Golden State Tobacco Securitization Corporation, California,            6/17 at 100.00          BBB      4,521,300
                   Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1,
                   5.750%, 6/01/47
       24,265   Golden State Tobacco Securitization Corporation, California,            6/22 at 100.00          BBB      9,513,336
                   Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2,
                   0.000%, 6/01/37
----------------------------------------------------------------------------------------------------------------------------------
       32,910   Total Consumer Staples                                                                                  15,029,733
----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 7.5% (5.0% OF TOTAL INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,            10/15 at 100.00           A3        243,435
                   University of Redlands, Series 2005A, 5.000%, 10/01/35
       10,000   California Educational Facilities Authority, Revenue Bonds,            10/17 at 100.00          Aa1      9,320,700
                   University of Southern California, Series 2007A, 4.500%,
                   10/01/33 (UB)
                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200      5.000%, 11/01/21                                                    11/15 at 100.00           A2        192,442
          265      5.000%, 11/01/25                                                    11/15 at 100.00           A2        236,391
        4,685   California State Public Works Board, Lease Revenue Bonds,               3/18 at 100.00          AA-      3,982,719
                   University of California Regents, Trust 1065, 8.969%, 3/01/33
                   (IF)
          615   California Statewide Community Development Authority, Revenue          10/13 at 100.00          N/R        450,549
                   Bonds, Notre Dame de Namur University, Series 2003, 6.500%,
                   10/01/23
        3,000   Long Beach Bond Financing Authority, California, Lease Revenue         11/11 at 100.00            A      2,988,690
                   Refunding Bonds, Long Beach Aquarium of the South Pacific,
                   Series 2001, 5.500%, 11/01/17 - AMBAC Insured
        3,500   University of California, Revenue Bonds, Multi-Purpose Projects,        5/13 at 100.00           AA      3,836,700
                   Series 2003A, 5.125%, 5/15/17 - AMBAC Insured (UB)
----------------------------------------------------------------------------------------------------------------------------------
       22,555   Total Education and Civic Organizations                                                                 21,251,626
----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 20.2% (13.5% OF TOTAL INVESTMENTS)

        2,160   California Health Facilities Financing Authority, Health Facility       3/13 at 100.00            A      2,154,233
                   Revenue Bonds, Adventist Health System/West, Series 2003A,
                   5.000%, 3/01/15
          660   California Health Facilities Financing Authority, Revenue Bonds,        4/16 at 100.00           A+        538,712
                   Kaiser Permanante System, Series 2006, 5.000%, 4/01/37
       10,000   California Health Facilities Financing Authority, Revenue Bonds,       11/16 at 100.00           AA      8,681,900
                   Sutter Health, Series 2007A, 5.000%, 11/15/42 - MBIA Insured
        5,655   California Health Facilities Financing Authority, Revenue Bonds,       11/16 at 100.00          AA-      4,260,420
                   Sutter Health, Series 2008, Trust 3146, 12.371%, 11/15/46 (IF)
        1,120   California Statewide Communities Development Authority, Revenue         3/15 at 100.00            A        888,720
                   Bonds, Adventist Health System West, Series 2005A, 5.000%,
                   3/01/35
        1,586   California Statewide Communities Development Authority, Revenue         7/18 at 100.00          AAA      1,032,423
                   Bonds, Saint Joseph Health System, Trust 2554, 18.216%, 7/01/47 -
                   FSA Insured (IF)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                California Statewide Communities Development Authority, Revenue
                Bonds, ValleyCare Health System, Series 2007A:
$       1,000      4.800%, 7/15/17                                                        No Opt. Call          N/R   $    790,190
        3,325      5.125%, 7/15/31                                                      7/17 at 100.00          N/R      1,855,184
       19,420   California Statewide Community Development Authority, Revenue           3/16 at 100.00           A+     15,586,685
                   Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41
        3,095   California Statewide Community Development Authority, Revenue           8/16 at 100.00           A+      2,693,981
                   Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31
        2,225   California Statewide Community Development Authority, Revenue           3/16 at 100.00          AAA      2,928,278
                   Bonds, Kaiser Permanente System, Trust 11672, 18.623%, 3/01/41 -
                   BHAC Insured (IF)
        2,250   California Statewide Community Development Authority, Revenue           8/19 at 100.00           AA      2,287,710
                   Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38
       10,500   Duarte, California, Certificates of Participation, City of Hope         4/09 at 101.00           A+      8,900,850
                   National Medical Center, Series 1999A, 5.250%, 4/01/31
        2,860   Loma Linda, California, Hospital Revenue Bonds, Loma Linda             12/18 at 100.00          BBB      2,817,357
                   University Medical Center, Series 2008A, 8.250%, 12/01/38
        2,570   Rancho Mirage Joint Powers Financing Authority, California, Revenue     7/17 at 100.00           A3      2,100,461
                   Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38
----------------------------------------------------------------------------------------------------------------------------------
       68,426   Total Health Care                                                                                       57,517,104
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 2.2% (1.5% OF TOTAL INVESTMENTS)

        5,000   Contra Costa County, California, Multifamily Housing Revenue Bonds,     6/09 at 102.00          N/R      3,897,950
                   Delta View Apartments Project, Series 1999C, 6.750%, 12/01/30
                   (Alternative Minimum Tax)
          320   Independent Cities Lease Finance Authority, California, Mobile Home     5/16 at 100.00          N/R        214,637
                   Park Revenue Bonds, San Juan Mobile Estates, Series 2006B,
                   5.850%, 5/15/41
        1,725   Rohnert Park Finance Authority, California, Senior Lien Revenue         9/13 at 100.00           A+      1,313,243
                   Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%, 9/15/38
        1,120   Rohnert Park Finance Authority, California, Subordinate Lien            9/13 at 100.00          N/R        874,082
                   Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                   6.625%, 9/15/38
----------------------------------------------------------------------------------------------------------------------------------
        8,165   Total Housing/Multifamily                                                                                6,299,912
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,670   California Housing Finance Agency, California, Home Mortgage            2/17 at 100.00          AA-      1,165,946
                   Revenue Bonds, Series 2008, Trust 3137, 14.987%, 8/01/37
                   (Alternative Minimum Tax) (IF)
          660   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/16 at 100.00          Aa2        654,509
                   Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                   Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        2,330   Total Housing/Single Family                                                                              1,820,455
----------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)

        2,000   California Pollution Control Financing Authority, Solid Waste           1/16 at 102.00          BBB      1,660,800
                   Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                   5.000%, 1/01/22 (Alternative Minimum Tax)
        5,120   California Statewide Communities Development Authority, Revenue           No Opt. Call           BB      3,161,754
                   Bonds, EnerTech Regional Biosolids Project, Series 2007A,
                   5.500%, 12/01/33 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        7,120   Total Industrials                                                                                        4,822,554
----------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.1% (1.4% OF TOTAL INVESTMENTS)

$       8,500   Riverside County Public Financing Authority, California,                5/09 at 101.00         BBB-   $  6,093,480
                   Certificates of Participation, Air Force Village West, Series
                   1999, 5.800%, 5/15/29
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 9.7% (6.4% OF TOTAL INVESTMENTS)

        4,435   California, General Obligation Refunding Bonds, Series 2002,              No Opt. Call           A1      4,984,674
                   6.000%, 4/01/16 - AMBAC Insured
        3,425   Coast Community College District, Orange County, California,            8/18 at 100.00          AAA      2,639,100
                   General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 - FSA
                   Insured
        5,150   Hacienda La Puente Unified School District Facilities Financing           No Opt. Call          AAA      5,344,722
                   Authority, California, General Obligation Revenue Bonds, Series
                   2007, 5.000%, 8/01/26 - FSA Insured
        5,210   Oak Valley Hospital District, Stanislaus County, California,            7/14 at 101.00           A3      4,775,017
                   General Obligation Bonds, Series 2005, 5.000%, 7/01/35 - FGIC
                   Insured
          575   Roseville Joint Union High School District, Placer County,              8/15 at 100.00          AA-        575,293
                   California, General Obligation Bonds, Series 2006B, 5.000%,
                   8/01/27 - FGIC Insured
        5,000   San Diego Unified School District, San Diego County, California,        7/13 at 101.00          AAA      5,439,000
                   General Obligation Bonds, Series 2003E, 5.250%, 7/01/20 - FSA
                   Insured
        3,605   West Contra Costa Unified School District, Contra Costa County,         8/11 at 101.00          AAA      3,728,976
                   California, General Obligation Bonds, Series 2003B, 5.000%,
                   8/01/21 - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
       27,400   Total Tax Obligation/General                                                                            27,486,782
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 38.4% (25.6% OF TOTAL INVESTMENTS)

                Beaumont Financing Authority, California, Local Agency Revenue
                Bonds, Series 2004D:
        1,000      5.500%, 9/01/24                                                      9/14 at 102.00          N/R        771,570
          615      5.800%, 9/01/35                                                      9/14 at 102.00          N/R        440,395
        1,990   Borrego Water District, California, Community Facilities District       8/17 at 102.00          N/R      1,556,339
                   2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25
        1,990   Brentwood Infrastructure Financing Authority, California,               9/12 at 100.00          AAA      2,012,587
                   Infrastructure Revenue Refunding Bonds, Series 2002A, 5.125%,
                   9/02/24 - FSA Insured
                Brentwood Infrastructure Financing Authority, Contra Costa
                County, California, Capital Improvement Revenue Bonds, Series 2001:
        1,110      5.375%, 11/01/18 - FSA Insured                                      11/11 at 100.00          AAA      1,171,427
        1,165      5.375%, 11/01/19 - FSA Insured                                      11/11 at 100.00          AAA      1,229,471
        2,000   Capistrano Unified School District, Orange County, California,          9/13 at 100.00          N/R      1,655,180
                   Special Tax Bonds, Community Facilities District 90-2 - Talega,
                   Series 2003, 6.000%, 9/01/33
          710   Capistrano Unified School District, Orange County, California,          9/15 at 100.00          AA-        636,977
                   Special Tax Bonds, Community Facilities District, Series 2005,
                   5.000%, 9/01/24 - FGIC Insured
        1,225   Chino Redevelopment Agency, California, Merged Chino Redevelopment      9/16 at 101.00            A        943,262
                   Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 -
                   AMBAC Insured
        3,490   Fontana, California, Senior Special Tax Refunding Bonds, Heritage       3/09 at 102.00          AA-      3,510,731
                   Village Community Facilities District 2, Series 1998A, 5.250%,
                   9/01/17 - MBIA Insured
        1,125   Fontana, California, Special Tax Bonds, Sierra Community Facilities     9/14 at 100.00          N/R        840,611
                   District 22, Series 2004, 6.000%, 9/01/34
        3,980   Garden Grove, California, Certificates of Participation, Financing      3/12 at 101.00            A      4,180,791
                   Project, Series 2002A, 5.500%, 3/01/22 - AMBAC Insured
                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
       37,695      5.000%, 6/01/35 - FGIC Insured                                       6/15 at 100.00            A     30,492,989
        4,395      5.000%, 6/01/38 - FGIC Insured                                       6/15 at 100.00            A      3,474,248

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,850   Hesperia Community Redevelopment Agency, California, Tax Allocation     9/15 at 100.00         Baa1   $  2,241,126
                   Bonds, Series 2005A, 5.000%, 9/01/35 - SYNCORA GTY Insured
        4,500   Inglewood Redevelopment Agency, California, Tax Allocation Refunding      No Opt. Call            A      4,378,230
                   Bonds, Merged Area Redevelopment Project, Series 1998A, 5.250%,
                   5/01/23 - AMBAC Insured
                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          345      5.000%, 9/01/26                                                      9/16 at 100.00          N/R        274,054
          795      5.125%, 9/01/36                                                      9/16 at 100.00          N/R        581,145
          675   Lammersville School District, San Joaquin County, California,           9/16 at 100.00          N/R        435,220
                   Community Facilities District 2002, Mountain House Special Tax
                   Bonds, Series 2006, 5.125%, 9/01/35
        2,000   Lee Lake Water District, Riverside County, California, Special Tax      9/13 at 102.00          N/R      1,673,080
                   Bonds, Community Facilities District 1 of Sycamore Creek, Series
                   2003, 6.500%, 9/01/24
        1,000   Lindsay Redevelopment Agency, California, Project 1 Tax Allocation      8/17 at 100.00         BBB+        782,050
                   Bonds, Series 2007, 5.000%, 8/01/37 - RAAI Insured
        1,290   Los Angeles Community Redevelopment Agency, California, Lease           9/15 at 100.00           A2      1,090,140
                   Revenue Bonds, Manchester Social Services Project, Series 2005,
                   5.000%, 9/01/37 - AMBAC Insured
        1,750   Los Angeles County Metropolitan Transportation Authority,               7/09 at 100.00           A1      1,762,285
                   California, Proposition C Second Senior Lien Sales Tax Revenue
                   Refunding Bonds, Series 1998A, 5.000%, 7/01/23 - AMBAC Insured
        1,530   Moreno Valley Unified School District, Riverside County, California,    3/14 at 100.00          AAA      1,547,350
                   Certificates of Participation, Series 2005, 5.000%, 3/01/24 -
                   FSA Insured
        3,500   Murrieta Redevelopment Agency, California, Tax Allocation Bonds,        8/17 at 100.00          AA-      2,958,200
                   Series 2007A, 5.000%, 8/01/37 - MBIA Insured
        9,200   Norco Redevelopment Agency, California, Tax Allocation Refunding        3/11 at 102.00          AA-      9,308,192
                   Bonds, Project Area 1, Series 2001, 5.000%, 3/01/19 - MBIA Insured
                North Natomas Community Facilities District 4, Sacramento,
                California, Special Tax Bonds, Series 2006D:
          545      5.000%, 9/01/26                                                      9/14 at 102.00          N/R        408,401
          250      5.000%, 9/01/33                                                      9/14 at 102.00          N/R        173,085
        3,290   Oakland Redevelopment Agency, California, Subordinate Lien Tax          3/13 at 100.00          AA-      3,295,823
                   Allocation Bonds, Central District Redevelopment Project, Series
                   2003, 5.500%, 9/01/16 - FGIC Insured
        5,600   Palm Springs Financing Authority, California, Lease Revenue            11/11 at 101.00          AA-      5,669,440
                   Refunding Bonds, Convention Center Project, Series 2001A, 5.000%,
                   11/01/22 - MBIA Insured
        1,000   Palmdale Community Redevelopment Agency, California, Tax Allocation    12/14 at 100.00            A        956,800
                   Bonds, Merged Redevelopment Project Areas, Series 2004, 5.000%,
                   12/01/24 - AMBAC Insured
        1,570   Poway Redevelopment Agency, California, Tax Allocation Refunding       12/10 at 102.00           AA      1,370,108
                   Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33
                   - MBIA Insured
          620   Rialto Redevelopment Agency, California, Tax Allocation Bonds,          9/15 at 100.00           A-        528,761
                   Merged Project Area, Series2005A, 5.000%, 9/01/35 - SYNCORA GTY
                   Insured
        1,860   Riverside Redevelopment Agency, California, Tax Allocation Refunding    8/13 at 100.00          AA-      1,860,874
                   Bonds, Merged Project Areas, Series 2003, 5.250%, 8/01/22 - MBIA
                   Insured
          770   Roseville, California, Certificates of Participation, Public            8/13 at 100.00           A+        736,698
                   Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
        2,500   Sacramento City Financing Authority, California, Lease Revenue            No Opt. Call            A      2,735,075
                   Refunding Bonds, Series 1993A, 5.400%, 11/01/20 - AMBAC Insured
        1,150   Sacramento, California, Special Tax Bonds, North Natomas Community      9/14 at 100.00          N/R        888,927
                   Facilities District 4, Series 2003C, 6.000%, 9/01/33

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,695   San Jose Financing Authority, California, Lease Revenue Refunding       6/12 at 100.00          AA+   $  2,856,080
                   Bonds, Civic Center Project, Series 2002B, 5.250%, 6/01/19 -
                   AMBAC Insured
        3,000   Santa Clara County Financing Authority, California, Insured Revenue     8/17 at 100.00           A+      2,841,720
                   Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 - AMBAC
                   Insured
        1,000   Washington Unified School District, Yolo County, California,            8/17 at 100.00            A        816,120
                   Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                   AMBAC Insured
        2,810   West Patterson Financing Authority, California, Special Tax Bonds,      9/13 at 103.00          N/R      1,918,078
                   Community Facilities District 01-1, Series 2003B, 7.000%, 9/01/38
        2,000   West Patterson Financing Authority, California, Special Tax Bonds,      9/13 at 102.00          N/R      1,180,000
                   Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39
        1,350   West Patterson Financing Authority, California, Special Tax Bonds,      9/13 at 103.00          N/R        811,863
                   Community Facilities District 2001-1, Series 2004A, 6.125%,
                   9/01/39
----------------------------------------------------------------------------------------------------------------------------------
      123,935   Total Tax Obligation/Limited                                                                           108,995,503
----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 20.8% (13.9% OF TOTAL INVESTMENTS)

        1,430   Bay Area Toll Authority, California, Revenue Bonds, San Francisco       4/16 at 100.00           AA      1,409,265
                   Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)
          830   Bay Area Toll Authority, California, Revenue Bonds, San Francisco       4/18 at 100.00           AA        806,229
                   Bay Area Toll Bridge, Series2008, Trust 3211, 12.855%, 4/01/39
                   (IF)
        8,150   Foothill/Eastern Transportation Corridor Agency, California, Toll       1/10 at 101.00         BBB-      5,865,555
                   Road Revenue Refunding Bonds, Series 1999, 5.750%, 1/15/40
        8,515   Los Angeles Harbors Department, California, Revenue Refunding           8/11 at 100.00           AA      8,601,768
                   Bonds, Series 2001B, 5.500%, 8/01/18 - AMBAC Insured
                   (Alternative Minimum Tax)
          120   Palm Springs Financing Authority, California, Palm Springs              7/14 at 102.00          N/R         97,756
                   International Airport Revenue Bonds, Series 2006, 5.450%,
                   7/01/20 (Alternative Minimum Tax)
       23,000   Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%,       5/10 at 100.00          AA-     19,768,499
                   11/01/29 - FGIC Insured(Alternative Minimum Tax)
       23,275   San Francisco Airports Commission, California, Revenue Bonds, San       5/10 at 101.00          AAA     22,634,471
                   Francisco International Airport, Second Series 2000, Issue 24A,
                   5.750%, 5/01/30 - FSA Insured (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
       65,320   Total Transportation                                                                                    59,183,543
----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 30.7% (20.5% OF TOTAL INVESTMENTS) (4)

        9,750   California Department of Water Resources, Power Supply Revenue          5/12 at 101.00          Aaa     10,953,443
                   Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)
          115   California Department of Water Resources, Water System Revenue         12/11 at 100.00          AAA        127,206
                   Bonds, Central Valley Project, Series 2001W, 5.250%, 12/01/22
                   (Pre-refunded 12/01/11) - FSA Insured
        1,500   California Health Facilities Financing Authority, Revenue Bonds,       12/09 at 101.00      N/R (4)      1,578,285
                   Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                   (Pre-refunded 12/01/09)
        8,400   California Health Facilities Financing Authority, Revenue Bonds,        4/09 at 101.00          AAA      8,509,956
                   Kaiser Permanente System, Series 1998B, 5.250%, 10/01/14 (ETM)
          715   California Statewide Community Development Authority, Revenue          10/15 at 100.00      N/R (4)        789,789
                   Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%,
                   10/01/31 (Pre-refunded 10/01/15)
        4,850   Golden State Tobacco Securitization Corporation, California,            6/13 at 100.00          AAA      5,329,277
                   Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%,
                   6/01/33 (Pre-refunded 6/01/13)
        1,940   Lincoln, California, Special Tax Bonds, Lincoln Crossing Community      9/13 at 102.00      N/R (4)      2,355,141
                   Facilities District 03-1, Series 2003A, 6.500%, 9/01/25
                   (Pre-refunded 9/01/13)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,335   Lincoln, California, Special Tax Bonds, Lincoln Crossing Community      9/13 at 102.00      N/R (4)   $  1,591,988
                   Facilities District 03-1, Series 2004, 6.000%, 9/01/34
                   (Pre-refunded 9/01/13)
       10,845   Los Angeles Unified School District, California, General Obligation     7/12 at 100.00       AA (4)     12,091,632
                   Bonds, Series 2002E, 5.000%, 7/01/19 (Pre-refunded 7/01/12) -
                   MBIA Insured
                Northern California Tobacco Securitization Authority, Tobacco
                Settlement Asset-Backed Bonds, Series 2001A:
        2,500      5.250%, 6/01/31 (Pre-refunded 6/01/11)                               6/11 at 100.00          AAA      2,722,275
        4,500      5.375%, 6/01/41 (Pre-refunded 6/01/11)                               6/11 at 100.00          AAA      4,912,605
        5,840   Orange County Water District, California, Revenue Certificates of       8/09 at 101.00          AAA      5,990,847
                   Participation, Series 1999A, 5.375%, 8/15/29 (ETM)
        6,530   Poway Redevelopment Agency, California, Tax Allocation Refunding       12/10 at 102.00       AA (4)      7,202,264
                   Bonds, Paguay Redevelopment Project, Series 2000, 5.750%,
                   6/15/33 (Pre-refunded 12/15/10) - MBIA Insured
        4,000   Puerto Rico, General Obligation and Public Improvement Bonds,           7/10 at 100.00      AA- (4)      4,256,680
                   Series 2000, 5.750%, 7/01/16 (Pre-refunded 7/01/10) - MBIA
                   Insured
        2,860   Tobacco Securitization Authority of Southern California, Tobacco        6/12 at 100.00          AAA      3,197,594
                   Settlement Asset-Backed Bonds, San Diego County Tobacco Asset
                   Securitization Corporation, Senior Series 2001A, 5.250%, 6/01/27
                   (Pre-refunded 6/01/12)
          700   University of California, Certificates of Participation, San Diego      1/10 at 101.00          Aaa        733,509
                   and Sacramento Campus Projects, Series 2002A, 5.250%, 1/01/22
                   (Pre-refunded 1/01/10)
       11,305   University of California, Revenue Bonds, Multi-Purpose Projects,        9/10 at 101.00       AA (4)     12,078,149
                   Series 2002O, 5.000%, 9/01/21 (Pre-refunded 9/01/10) - FGIC
                   Insured
        2,500   Whittier, California, Health Facility Revenue Bonds, Presbyterian       6/12 at 101.00       A+ (4)      2,850,075
                   Intercommunity Hospital, Series 2002, 5.600%, 6/01/22
                   (Pre-refunded 6/01/12)
----------------------------------------------------------------------------------------------------------------------------------
       80,185   Total U.S. Guaranteed                                                                                   87,270,715
----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 4.4% (3.0% OF TOTAL INVESTMENTS)

        3,630   Imperial Irrigation District, California, Certificates of              11/13 at 100.00          AAA      3,731,894
                   Participation, Electric System Revenue Bonds, Series 2003,
                   5.250%, 11/01/23 - FSA Insured
        3,775   Long Beach Bond Finance Authority, California, Natural Gas Purchase       No Opt. Call           A+      2,558,733
                   Revenue Bonds, Series 2007A, 5.000%, 11/15/35
        5,500   Los Angeles Department of Water and Power, California, Power System     7/15 at 100.00          AAA      5,398,085
                   Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 - FSA Insured (UB)
        1,270   Merced Irrigation District, California, Electric System Revenue         9/15 at 100.00          N/R        908,583
                   Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured
----------------------------------------------------------------------------------------------------------------------------------
       14,175   Total Utilities                                                                                         12,597,295
----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 6.3% (4.2% OF TOTAL INVESTMENTS)

          875   Healdsburg Public Financing Authority, California, Wastewater           4/16 at 100.00          AA-        776,633
                   Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
        2,500   Indio Water Authority, California, Water Revenue Bonds, Series          4/16 at 100.00           A+      2,190,500
                   2006, 5.000%, 4/01/31 - AMBAC Insured
          835   Marina Coast Water District, California, Enterprise Certificate of      6/16 at 100.00          AA-        731,226
                   Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured
        8,250   Pico Rivera Water Authority, California, Revenue Bonds, Series         12/11 at 102.00          N/R      6,453,398
                   2001A, 6.250%, 12/01/32

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,250   Sacramento County Sanitation District Financing Authority,              6/16 at 100.00           AA  $   2,198,993
                   California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 - FGIC
                   Insured
        5,115   San Francisco City and County Public Utilities Commission,             11/12 at 100.00          AA-       5,406,350
                   California, Water Revenue Bonds, Series 2002A, 5.000%, 11/01/18 -
                   MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       19,825   Total Water and Sewer                                                                                    17,757,100
------------------------------------------------------------------------------------------------------------------------------------
$     480,846   Total Investments (cost $461,033,038) - 149.9%                                                          426,125,802
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.5)%                                                                      (12,865,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                      6,485,085
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (47.7)% (5)                                      (135,525,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  284,220,887
                ====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

       The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.8%. N/R Not rated.

(ETM)  Escrowed to maturity.

(IF)   Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NVX | Nuveen California Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.1% (3.9% OF TOTAL INVESTMENTS)

$         710   California County Tobacco Securitization Agency, Tobacco Settlement     6/15 at 100.00          BBB   $    617,047
                   Asset-Backed Bonds, Sonoma County Tobacco Securitization
                   Corporation, Series 2005, 4.250%, 6/01/21
        4,625   California County Tobacco Securitization Agency, Tobacco Settlement     6/12 at 100.00         Baa3      3,288,421
                   Asset-Backed Bonds, Stanislaus County Tobacco Funding
                   Corporation, Series 2002A, 5.500%, 6/01/33
        4,000   Golden State Tobacco Securitization Corporation, California,            6/17 at 100.00          BBB      2,411,360
                   Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1,
                   5.750%, 6/01/47
       13,480   Golden State Tobacco Securitization Corporation, California,            6/22 at 100.00          BBB      5,284,969
                   Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2,
                   0.000%, 6/01/37
----------------------------------------------------------------------------------------------------------------------------------
       22,815   Total Consumer Staples                                                                                  11,601,797
----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 8.6% (5.5% OF TOTAL INVESTMENTS)

        2,000   California Educational Facilities Authority, Revenue Bonds,             6/11 at 101.00          AAA      2,044,280
                   Stanford University, Series 2001Q, 5.250%, 12/01/32
          180   California Educational Facilities Authority, Revenue Bonds,            10/15 at 100.00           A3        151,097
                   University of Redlands, Series 2005A, 5.000%, 10/01/35
                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          125      5.000%, 11/01/21                                                    11/15 at 100.00           A2        120,276
          165      5.000%, 11/01/25                                                    11/15 at 100.00           A2        147,187
        6,375   California Educational Facilities Authority, Student Loan Revenue       3/09 at 101.00         Baa1      5,973,056
                   Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 - MBIA
                   Insured (Alternative Minimum Tax)
        2,945   California State Public Works Board, Lease Revenue Bonds,               3/18 at 100.00          AA-      2,503,545
                   University of California Regents, Trust 1065, 8.969%, 3/01/33
                   (IF)
          620   California Statewide Community Development Authority, Revenue          10/13 at 100.00          N/R        454,212
                   Bonds, Notre Dame de Namur University, Series 2003, 6.500%,
                   10/01/23
        3,000   Long Beach Bond Financing Authority, California, Lease Revenue         11/11 at 101.00            A      2,421,300
                   Refunding Bonds, Long Beach Aquarium of the South Pacific,
                   Series 2001, 5.250%, 11/01/30 - AMBAC Insured
        2,680   University of California, Revenue Bonds, Multi-Purpose Projects,        5/13 at 100.00           AA      2,624,551
                   Series 2003A, 5.000%, 5/15/33 - AMBAC Insured (UB)
----------------------------------------------------------------------------------------------------------------------------------
       18,090   Total Education and Civic Organizations                                                                 16,439,504
----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 15.4% (9.8% OF TOTAL INVESTMENTS)

        2,000   California Health Facilities Financing Authority, Revenue Bonds,        4/12 at 100.00         BBB+      1,869,960
                   Casa Colina Inc., Series 2001, 6.000%, 4/01/22
          415   California Health Facilities Financing Authority, Revenue Bonds,        4/16 at 100.00           A+        338,735
                   Kaiser Permanante System, Series 2006, 5.000%, 4/01/37
        3,515   California Health Facilities Financing Authority, Revenue Bonds,       11/16 at 100.00          AA-      2,648,166
                   Sutter Health, Series 2008, Trust 3146, 12.371%, 11/15/46 (IF)
          500   California Infrastructure Economic Development Bank, Revenue Bonds,     8/11 at 102.00           A+        452,760
                   Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31
        2,520   California Statewide Communities Development Authority, Revenue         3/15 at 100.00            A      1,999,620
                   Bonds, Adventist Health System West, Series 2005A, 5.000%,
                   3/01/35

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                California Statewide Communities Development Authority, Revenue
                Bonds, Saint Joseph Health System, Trust 2554:
$       1,325      18.184%, 7/01/47 - FSA Insured (IF)                                  7/18 at 100.00          AAA   $    862,522
          998      18.216%, 7/01/47 - FSA Insured (IF)                                  7/18 at 100.00          AAA        649,333
                California Statewide Communities Development Authority, Revenue
                Bonds, ValleyCare Health System, Series 2007A:
        1,000      4.800%, 7/15/17                                                        No Opt. Call          N/R        790,190
        2,225      5.125%, 7/15/31                                                      7/17 at 100.00          N/R      1,241,439
        2,185   California Statewide Community Development Authority, Health              No Opt. Call           A+      2,313,981
                   Facility Revenue Refunding Bonds, Memorial Health Services,
                   Series 2003A, 6.000%, 10/01/11
        2,500   California Statewide Community Development Authority, Hospital          6/13 at 100.00          AAA      2,676,675
                   Revenue Bonds, Monterey Peninsula Hospital, Series 2003B, 5.250%,
                   6/01/18 - FSA Insured
        1,755   California Statewide Community Development Authority, Revenue Bonds,    3/16 at 100.00           A+      1,408,581
                   Kaiser Permanante System, Series 2006, 5.000%, 3/01/41
          425   California Statewide Community Development Authority, Revenue Bonds,    8/16 at 100.00           A+        369,933
                   Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31
        6,020   California Statewide Community Development Authority, Revenue Bonds,   11/15 at 100.00          AA-      5,133,435
                   Sutter Health, Series 2005A, 5.000%, 11/15/43
        2,000   Loma Linda, California, Hospital Revenue Bonds, Loma Linda             12/18 at 100.00          BBB      1,970,180
                   University Medical Center, Series 2008A, 8.250%, 12/01/38
        5,785   Rancho Mirage Joint Powers Financing Authority, California, Revenue     7/17 at 100.00           A3      4,728,081
                   Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38
----------------------------------------------------------------------------------------------------------------------------------
       35,168   Total Health Care                                                                                       29,453,591
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 5.3% (3.3% OF TOTAL INVESTMENTS)

        5,962   California Statewide Community Development Authority, Multifamily       6/11 at 102.00          AAA      6,206,561
                   Housing Revenue Refunding Bonds, Claremont Village Apartments,
                   Series 2001D, 5.500%, 6/01/31 (Mandatory put 6/01/16)
                   (Alternative Minimum Tax)
          205   Independent Cities Lease Finance Authority, California, Mobile Home     5/16 at 100.00          N/R        137,502
                   Park Revenue Bonds, San Juan Mobile Estates, Series 2006B,
                   5.850%, 5/15/41
        1,055   Rohnert Park Finance Authority, California, Senior Lien Revenue         9/13 at 100.00           A+        803,172
                   Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%,
                   9/15/38
          700   Rohnert Park Finance Authority, California, Subordinate Lien Revenue    9/13 at 100.00          N/R        546,301
                   Bonds, Rancho Feliz Mobile Home Park, Series 2003B, 6.625%,
                   9/15/38
        3,045   Yucaipa Redevelopment Agency, California, Mobile Home Park Revenue      5/11 at 102.00          N/R      2,392,913
                   Bonds, Rancho del Sol and Grandview, Series 2001A, 6.750%, 5/15/36
----------------------------------------------------------------------------------------------------------------------------------
       10,967   Total Housing/Multifamily                                                                               10,086,449
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)

          410   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/16 at 100.00          Aa2        406,589
                   Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative Minimum
                   Tax)
        3,290   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/16 at 100.00          Aa2      1,846,776
                   Series 2007M, Trust 1021, 7.230%, 8/01/31 (Alternative Minimum
                   Tax) (IF)
          440   California Rural Home Mortgage Finance Authority, Mortgage-Backed       6/11 at 102.00          AAA        419,976
                   Securities Program Single Family Mortgage Revenue Bonds, Series
                   2001A, 5.650%, 12/01/31 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        4,140   Total Housing/Single Family                                                                              2,673,341
----------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 1.6% (1.0% OF TOTAL INVESTMENTS)

        1,250   California Pollution Control Financing Authority, Solid Waste           1/16 at 102.00          BBB      1,038,000
                   Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                   5.000%, 1/01/22 (Alternative Minimum Tax)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS (continued)

$       3,175   California Statewide Communities Development Authority, Revenue           No Opt. Call           BB   $  1,960,658
                   Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%,
                   12/01/33 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        4,425   Total Industrials                                                                                        2,998,658
----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 2.2% (1.4% OF TOTAL INVESTMENTS)

        1,550   California Health Facilities Financing Authority, Cal-Mortgage          1/13 at 100.00           A+      1,514,970
                   Insured Revenue Bonds, Northern California Retired Officers
                   Community Corporation - Paradise Valley Estates, Series 2002,
                   5.125%, 1/01/22
        3,750   California Statewide Communities Development Authority, Revenue        12/17 at 100.00         Baa1      2,701,200
                   Bonds, Inland Regional Center Project, Series 2007, 5.375%,
                   12/01/37
----------------------------------------------------------------------------------------------------------------------------------
        5,300   Total Long-Term Care                                                                                     4,216,170
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 10.5% (6.7% OF TOTAL INVESTMENTS)

       10,000   California State, General Obligation Bonds, Series 2006CD, 4.600%,     12/15 at 100.00          AA-      7,538,700
                   12/01/32 (Alternative Minimum Tax)
        3,615   Colton Joint Unified School District, San Bernardino County,            8/12 at 102.00          AA-      3,770,264
                   California, General Obligation Bonds, Series 2002A, 5.500%,
                   8/01/22 - FGIC Insured
                Contra Costa County Community College District, California, General
                Obligation Bonds, Series 2002:
        3,005      5.000%, 8/01/21 - FGIC Insured                                       8/12 at 100.00           AA      3,098,335
        3,300      5.000%, 8/01/22 - FGIC Insured                                       8/12 at 100.00           AA      3,415,335
        2,000   Puerto Rico, General Obligation and Public Improvement Bonds, Series      No Opt. Call          AA-      1,886,980
                   2001A, 5.500%, 7/01/20 - MBIA Insured
          355   Roseville Joint Union High School District, Placer County,              8/15 at 100.00          AA-        355,181
                   California, General Obligation Bonds, Series 2006B, 5.000%,
                   8/01/27 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
       22,275   Total Tax Obligation/General                                                                            20,064,795
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 24.2% (15.3% OF TOTAL INVESTMENTS)

                Beaumont Financing Authority, California, Local Agency Revenue
                Bonds, Series 2004D:
          650      5.500%, 9/01/24                                                      9/14 at 102.00          N/R        501,521
          385      5.800%, 9/01/35                                                      9/14 at 102.00          N/R        275,695
        1,240   Borrego Water District, California, Community Facilities District       8/17 at 102.00          N/R        969,779
                   2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25
        4,900   California State Public Works Board, Lease Revenue Bonds, Department   12/13 at 100.00           A2      5,174,988
                   of Corrections, Series 2003C, 5.500%, 6/01/16
        2,105   California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%,      7/14 at 100.00           A+      2,239,657
                   7/01/15
        1,200   Capistrano Unified School District, Orange County, California,          9/13 at 100.00          N/R        993,108
                   Special Tax Bonds, Community Facilities District 90-2 - Talega,
                   Series 2003, 6.000%, 9/01/33
          435   Capistrano Unified School District, Orange County, California,          9/15 at 100.00          AA-        390,260
                   Special Tax Bonds, Community Facilities District, Series 2005,
                   5.000%, 9/01/24 - FGIC Insured
        4,845   Encinitas Public Financing Authority, California, Lease Revenue         4/09 at 101.00           AA      4,857,016
                   Bonds, Acquisition Project, Series 2001A, 5.250%, 4/01/31 - MBIA
                   Insured
          750   Fontana, California, Special Tax Bonds, Sierra Community Facilities     9/14 at 100.00          N/R        560,408
                   District 22, Series 2004, 6.000%, 9/01/34
        1,785   Hawthorne Community Redevelopment Agency, California, Project Area 2    9/16 at 100.00           A-      1,573,121
                   Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 - SYNCORA GTY
                   Insured
        1,800   Hesperia Unified School District, San Bernardino County, California,    2/17 at 100.00            A      1,393,488
                   Certificates of Participation, Capital Improvement, Series 2007,
                   5.000%, 2/01/41 - AMBAC Insured
                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          215      5.000%, 9/01/26                                                      9/16 at 100.00          N/R        170,787
          495      5.125%, 9/01/36                                                      9/16 at 100.00          N/R        361,845

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Lake Elsinore Public Finance Authority, California, Local Agency       10/13 at 102.00          N/R   $  1,748,400
                   Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20
          415   Lammersville School District, San Joaquin County, California,           9/16 at 100.00          N/R        267,580
                   Community Facilities District 2002, Mountain House Special Tax
                   Bonds, Series 2006, 5.125%, 9/01/35
        1,265   Lee Lake Water District, Riverside County, California, Special Tax      9/13 at 102.00          N/R      1,058,223
                   Bonds, Community Facilities District 1 of Sycamore Creek, Series
                   2003, 6.500%, 9/01/24
          800   Los Angeles Community Redevelopment Agency, California, Lease           9/15 at 100.00           A2        676,056
                   Revenue Bonds, Manchester Social Services Project, Series 2005,
                   5.000%, 9/01/37 - AMBAC Insured
        2,795   Los Angeles County Metropolitan Transportation Authority,               7/09 at 100.00           A1      2,814,621
                   California, Proposition C Second Senior Lien Sales Tax Revenue
                   Refunding Bonds, Series 1998A, 5.000%, 7/01/23 - AMBAC Insured
          495   North Natomas Community Facilities District 4, Sacramento,              9/14 at 102.00          N/R        342,708
                   California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33
        2,000   Orange County, California, Special Tax Bonds, Community Facilities      8/11 at 101.00          N/R      1,591,820
                   District 02-1 of Ladera Ranch, Series 2003A, 5.550%, 8/15/33
          385   Rialto Redevelopment Agency, California, Tax Allocation Bonds,          9/15 at 100.00           A-        328,343
                   Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA GTY
                   Insured
          475   Roseville, California, Certificates of Participation, Public            8/13 at 100.00           A+        454,456
                   Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          700   Sacramento, California, Special Tax Bonds, North Natomas Community      9/14 at 100.00          N/R        541,086
                   Facilities District 4, Series 2003C, 6.000%, 9/01/33
                San Buenaventura Redevelopment Agency, California, Merged Project
                Areas Tax Allocation Bonds, Series 2008:
        1,000      7.750%, 8/01/28                                                      8/16 at 102.00            A      1,005,940
        1,325      8.000%, 8/01/38                                                      8/16 at 102.00            A      1,318,627
        1,530   San Marcos Public Facilities Authority, California, Tax Allocation      8/15 at 100.00            A      1,305,075
                   Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 -
                   AMBAC Insured
          825   San Mateo Union High School District, San Mateo County, California,    12/17 at 100.00            A        692,711
                   Certificates of Participation, Phase 1, Series 2007A, 5.000%,
                   12/15/30 - AMBAC Insured
        1,330   Washington Unified School District, Yolo County, California,            8/17 at 100.00            A      1,085,440
                   Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                   AMBAC Insured
        1,930   West Patterson Financing Authority, California, Special Tax Bonds,      9/13 at 103.00          N/R      1,334,634
                   Community Facilities District 01-1, Series 2003B, 6.750%, 9/01/30
          500   West Patterson Financing Authority, California, Special Tax Bonds,      9/13 at 102.00          N/R        295,000
                   Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39
          850   West Patterson Financing Authority, California, Special Tax Bonds,      9/13 at 103.00          N/R        511,173
                   Community Facilities District 2001-1, Series 2004A, 6.125%,
                   9/01/39
       10,000   Western Placer Unified School District, Placer County, California,      8/18 at 100.00          AAA      9,258,899
                   Certificates of Participation, Series 2008, 5.000%, 8/01/47 -
                   AGC Insured
----------------------------------------------------------------------------------------------------------------------------------
       51,425   Total Tax Obligation/Limited                                                                            46,092,465
----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 11.9% (7.6% OF TOTAL INVESTMENTS)

        1,930   Bay Area Toll Authority, California, Revenue Bonds, San Francisco       4/16 at 100.00           AA      1,902,015
                   Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)
        1,430   Bay Area Toll Authority, California, Revenue Bonds, San Francisco       4/18 at 100.00           AA      1,389,046
                   Bay Area Toll Bridge, Series 2008, Trust 3211, 12.855%, 4/01/39
                   (IF)
        7,000   Foothill/Eastern Transportation Corridor Agency, California, Toll       1/14 at 101.00         BBB-      6,189,120
                   Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/27
        5,585   Port of Oakland, California, Revenue Bonds, Series 2002N, 5.000%,      11/12 at 100.00          AA-      5,386,174
                   11/01/16 - MBIA Insured (Alternative Minimum Tax)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003,
                Issue 29A:
$       2,430      5.250%, 5/01/18 - FGIC Insured (Alternative Minimum Tax)             5/13 at 100.00          AA-   $  2,381,351
        2,555      5.250%, 5/01/19 - FGIC Insured (Alternative Minimum Tax)             5/13 at 100.00          AA-      2,475,335
        1,000   San Francisco Airports Commission, California, Revenue Bonds, San       5/13 at 100.00          AA-      1,046,750
                   Francisco International Airport, Second Series 2003, Issue 29B,
                   5.125%, 5/01/17 - FGIC Insured
        2,000   San Francisco Airports Commission, California, Revenue Refunding        5/12 at 100.00          AA-      1,971,660
                   Bonds, San Francisco International Airport, Second Series 2002,
                   Issue 28A, 5.250%, 5/01/17 - MBIA Insured (Alternative Minimum
                   Tax)
----------------------------------------------------------------------------------------------------------------------------------
       23,930   Total Transportation                                                                                    22,741,451
----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 48.8% (31.0% OF TOTAL INVESTMENTS) (4)

        9,000   Anitoch Area Public Facilities Financing Agency, California,            8/11 at 100.00       AA (4)      9,870,659
                   Special Tax Bonds, Community Facilities District 1989-1, Series
                   2001, 5.250%, 8/01/25 (Pre-refunded 8/01/11) - MBIA Insured
        6,000   California Department of Water Resources, Power Supply Revenue          5/12 at 101.00          Aaa      6,740,580
                   Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)
          450   California Statewide Community Development Authority, Revenue          10/15 at 100.00      N/R (4)        497,070
                   Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%,
                   10/01/31 (Pre-refunded 10/01/15)
        4,000   Daly City Housing Development Finance Agency, California, Mobile       12/13 at 102.00      N/R (4)      4,779,960
                   Home Park Revenue Bonds, Franciscan Mobile Home Park Project,
                   Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)
        4,900   East Bay Municipal Utility District, Alameda and Contra Costa           6/11 at 100.00          AAA      5,316,451
                   Counties, California, Water System Subordinated Revenue Bonds,
                   Series 2001, 5.000%, 6/01/26 (Pre-refunded 6/01/11) - MBIA
                   Insured
        2,985   Golden State Tobacco Securitization Corporation, California,            6/13 at 100.00          AAA      3,279,978
                   Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%,
                   6/01/33 (Pre-refunded 6/01/13)
        1,170   Lincoln, California, Special Tax Bonds, Lincoln Crossing Community      9/13 at 102.00      N/R (4)      1,420,368
                   Facilities District 03-1, Series 2003A, 6.500%, 9/01/25
                   (Pre-refunded 9/01/13)
          885   Lincoln, California, Special Tax Bonds, Lincoln Crossing Community      9/13 at 102.00      N/R (4)      1,055,363
                   Facilities District 03-1, Series 2004, 6.000%, 9/01/34
                   (Pre-refunded 9/01/13)
        7,530   Los Angeles Unified School District, California, General Obligation     7/10 at 100.00      AA- (4)      7,976,604
                   Bonds, Series 2000D, 5.375%, 7/01/25 (Pre-refunded 7/01/10) -
                   FGIC Insured
        9,510   Los Angeles Unified School District, California, General Obligation     7/12 at 100.00       AA (4)     10,603,174
                   Bonds, Series 2002E, 5.000%, 7/01/19 (Pre-refunded 7/01/12) -
                   MBIA Insured
        3,000   Northern California Tobacco Securitization Authority, Tobacco           6/11 at 100.00          AAA      3,275,070
                   Settlement Asset-Backed Bonds, Series 2001A, 5.375%, 6/01/41
                   (Pre-refunded 6/01/11)
        2,000   Puerto Rico Public Finance Corporation, Commonwealth Appropriation        No Opt. Call          AAA      2,326,500
                   Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)
        6,000   Riverside County Redevelopment Agency, California, Tax Allocation      10/11 at 102.00        A (4)      6,736,020
                   Bonds, Jurupa Valley Project Area, Series 2001, 5.250%, 10/01/35
                   (Pre-refunded 10/01/11) - AMBAC Insured
       12,090   Santa Clara Valley Transportation Authority, California, Sales Tax      6/11 at 100.00          AAA     13,117,526
                   Revenue Bonds, Series2001A, 5.000%, 6/01/25 (Pre-refunded
                   6/01/11) - MBIA Insured
        4,050   Santa Rosa High School District, Sonoma County, California, General     5/11 at 101.00       A+ (4)      4,448,885
                   Obligation Bonds, Series2001, 5.300%, 5/01/26 (Pre-refunded
                   5/01/11) - FGIC Insured
        6,200   Southwestern Community College District, San Diego County,              8/11 at 101.00      AA- (4)      6,878,466
                   California, General Obligation Bonds, Series 2001, 5.375%,
                   8/01/25 (Pre-refunded 8/01/11) - AMBAC Insured
        2,800   Tobacco Securitization Authority of Southern California, Tobacco        6/12 at 100.00          AAA      3,152,688
                   Settlement Asset-Backed Bonds, San Diego County Tobacco Asset
                   Securitization Corporation, Senior Series 2001A, 5.500%, 6/01/36
                   (Pre-refunded 6/01/12)
        1,500   Whittier, California, Health Facility Revenue Bonds, Presbyterian       6/12 at 101.00       A+ (4)      1,710,045
                   Intercommunity Hospital, Series 2002, 5.600%, 6/01/22
                   (Pre-refunded 6/01/12)
----------------------------------------------------------------------------------------------------------------------------------
       84,070   Total U.S. Guaranteed                                                                                   93,185,407
----------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.6% (4.8% OF TOTAL INVESTMENTS)

$       5,000   Anaheim Public Finance Authority, California, Second Lien Electric     10/14 at 100.00          AA-   $  5,207,250
                   Distribution Revenue Bonds, Series 2004, 5.250%, 10/01/21 - MBIA
                   Insured
        2,355   Long Beach Bond Finance Authority, California, Natural Gas Purchase       No Opt. Call           A+      1,596,243
                   Revenue Bonds, Series 2007A, 5.000%, 11/15/35
        1,000   Los Angeles Department of Water and Power, California, Power System     7/13 at 100.00          AA-      1,019,870
                   Revenue Bonds, Series 2003A-2, 5.000%, 7/01/23 - MBIA Insured
          500   Los Angeles Department of Water and Power, California, Power System     7/15 at 100.00          AAA        490,735
                   Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 - FSA Insured (UB)
                Merced Irrigation District, California, Electric System Revenue
                Bonds, Series 2005:
          790      5.125%, 9/01/31 - SYNCORA GTY Insured                                9/15 at 100.00          N/R        565,182
        1,500      5.250%, 9/01/36 - SYNCORA GTY Insured                                9/15 at 100.00          N/R      1,053,360
        2,000   Santa Clara, California, Subordinate Electric Revenue Bonds, Series     7/13 at 100.00          AA-      2,105,360
                   2003A, 5.250%, 7/01/20 - MBIA Insured
        4,000   Southern California Public Power Authority, Natural Gas Project 1         No Opt. Call            A      2,541,880
                   Revenue Bonds, Series 2007A, 5.000%, 11/01/33
----------------------------------------------------------------------------------------------------------------------------------
       17,145   Total Utilities                                                                                         14,579,880
----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 10.3% (6.5% OF TOTAL INVESTMENTS)

        1,400   Castaic Lake Water Agency, California, Certificates of                  8/16 at 100.00          AA-      1,329,874
                   Participation, Series 2006C, 5.000%, 8/01/36 - MBIA Insured
          545   Healdsburg Public Financing Authority, California, Wastewater           4/16 at 100.00          AA-        483,731
                   Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
          750   Sacramento County Sanitation District Financing Authority,              6/16 at 100.00           AA        732,998
                   California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 - FGIC
                   Insured
        1,700   San Buenaventura, California, Wastewater Revenue Certificates of        3/14 at 100.00           AA      1,716,473
                   Participation, Series 2004, 5.000%, 3/01/24 - MBIA Insured
        4,785   San Diego Public Facilities Financing Authority, California,            8/12 at 100.00          AA-      4,813,997
                   Subordinate Lien Water Revenue Bonds, Series 2002, 5.000%,
                   8/01/21 - MBIA Insured
       10,000   San Francisco City and County Public Utilities Commission,              4/13 at 100.00          AA-     10,534,998
                   California, Clean Water Revenue Refunding Bonds, Series 2003A,
                   5.250%, 10/01/20 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
       19,180   Total Water and Sewer                                                                                   19,612,071
----------------------------------------------------------------------------------------------------------------------------------
$     318,930   Total Long-Term Investments (cost $311,157,161) - 153.9%                                               293,745,579
=============---------------------------------------------------------------------------------------------------------------------

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                          RATINGS (3)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 3.7% (2.3% OF TOTAL INVESTMENTS)

$       7,000   California, General Obligation Bonds, Variable Rate Demand Obligations, Series                 A-1+  $   7,000,000
                   2003C-1, 0.400%, 5/01/33 (5)
=============----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $7,000,000)                                                           7,000,000
                -------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $318,157,161) - 157.6%                                                         300,745,579
                -------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.7)%                                                                      (3,305,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                     3,383,524
                -------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (57.6)% (6)                                     (110,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $ 190,824,103
                ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

       The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.6%.

N/R    Not rated.

(ETM)  Escrowed to maturity.

(IF)   Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NZH | Nuveen California Dividend Advantage Municipal Fund 3
    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.2% (3.9% OF TOTAL INVESTMENTS)

$       1,150   California County Tobacco Securitization Agency, Tobacco Settlement     6/15 at 100.00          BBB   $    999,442
                   Asset-Backed Bonds, Sonoma County Tobacco Securitization
                   Corporation, Series 2005, 4.250%, 6/01/21
        7,500   Golden State Tobacco Securitization Corporation, California,            6/17 at 100.00          BBB      4,521,300
                   Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1,
                   5.750%, 6/01/47
       29,660   Golden State Tobacco Securitization Corporation, California,            6/22 at 100.00          BBB     11,628,500
                   Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2,
                   0.000%, 6/01/37
----------------------------------------------------------------------------------------------------------------------------------
       38,310   Total Consumer Staples                                                                                  17,149,242
----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 5.3% (3.4% OF TOTAL INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,            10/15 at 100.00           A3        243,435
                   University of Redlands, Series 2005A, 5.000%, 10/01/35
                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200      5.000%, 11/01/21                                                    11/15 at 100.00           A2        192,442
          270      5.000%, 11/01/25                                                    11/15 at 100.00           A2        240,851
        3,825   California Educational Facilities Authority, Student Loan Revenue       3/09 at 101.00         Baa1      3,583,834
                   Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 - MBIA
                   Insured (Alternative Minimum Tax)
        6,000   California State University, Systemwide Revenue Bonds, Series          11/15 at 100.00          AA-      6,036,780
                   2005C, 5.000%, 11/01/27 - MBIA Insured
          620   California Statewide Community Development Authority, Revenue          10/13 at 100.00          N/R        454,212
                   Bonds, Notre Dame de Namur University, Series 2003, 6.500%,
                   10/01/23
        4,000   University of California, Revenue Bonds, Multi-Purpose Projects,        5/13 at 100.00          Aa1      4,084,880
                   Series 2003A, 5.000%, 5/15/23 - AMBAC Insured (UB)
----------------------------------------------------------------------------------------------------------------------------------
       15,205   Total Education and Civic Organizations                                                                 14,836,434
----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 28.2% (17.8% OF TOTAL INVESTMENTS)

                California Health Facilities Financing Authority, Revenue Bonds,
                Casa Colina Inc., Series 2001:
        4,000      6.000%, 4/01/22                                                      4/12 at 100.00         BBB+      3,739,920
        2,000      6.125%, 4/01/32                                                      4/12 at 100.00         BBB+      1,699,160
          670   California Health Facilities Financing Authority, Revenue Bonds,        4/16 at 100.00           A+        546,874
                   Kaiser Permanante System, Series 2006, 5.000%, 4/01/37
        2,000   California Health Facilities Financing Authority, Revenue Bonds,       11/16 at 100.00           AA      1,736,380
                   Sutter Health, Series 2007A, 5.000%, 11/15/42 - MBIA Insured
       12,665   California Health Facilities Financing Authority, Revenue Bonds,       11/16 at 100.00          AA-     10,953,004
                   Sutter Health, Tender Option Bond Trust 3175, 13.766%, 11/15/46
                   (IF)
        9,000   California Infrastructure Economic Development Bank, Revenue Bonds,     8/11 at 102.00           A+      8,149,680
                   Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31
        2,520   California Statewide Communities Development Authority, Revenue         3/15 at 100.00            A      1,999,620
                   Bonds, Adventist Health System West, Series 2005A, 5.000%,
                   3/01/35
        1,594   California Statewide Communities Development Authority, Revenue         7/18 at 100.00          AAA      1,037,305
                   Bonds, Saint Joseph Health System, Trust 2554, 18.216%, 7/01/47 -
                   FSA Insured (IF)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                California Statewide Communities Development Authority, Revenue
                Bonds, ValleyCare Health System, Series 2007A:
$       1,000      4.800%, 7/15/17                                                        No Opt. Call          N/R   $    790,190
        3,435      5.125%, 7/15/31                                                      7/17 at 100.00          N/R      1,916,558
        6,525   California Statewide Community Development Authority, Health              No Opt. Call           A+      6,959,826
                   Facility Revenue Refunding Bonds, Memorial Health Services,
                   Series 2003A, 6.000%, 10/01/12
        6,450   California Statewide Community Development Authority, Hospital          6/13 at 100.00          AAA      6,905,822
                   Revenue Bonds, Monterey Peninsula Hospital, Series 2003B,
                   5.250%, 6/01/18 - FSA Insured
        4,500   California Statewide Community Development Authority, Insured           7/17 at 100.00          AAA      4,222,575
                   Health Facility Revenue Bonds, Catholic Healthcare West, Series
                   2008K, 5.500%, 7/01/41 - AGC Insured
        7,665   California Statewide Community Development Authority, Insured          11/09 at 102.00           A+      7,688,608
                   Mortgage Hospital Revenue Bonds, Mission Community Hospital,
                   Series 2001, 5.375%, 11/01/21
       12,425   California Statewide Community Development Authority, Revenue           3/16 at 100.00           A+      9,972,429
                   Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41
          645   California Statewide Community Development Authority, Revenue           8/16 at 100.00           A+        561,427
                   Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31
        2,950   Loma Linda, California, Hospital Revenue Bonds, Loma Linda             12/18 at 100.00          BBB      2,906,016
                   University Medical Center, Series 2008A, 8.250%, 12/01/38
                Rancho Mirage Joint Powers Financing Authority, California, Revenue
                Bonds, Eisenhower Medical Center, Series 2007A:
        5,790      5.000%, 7/01/38                                                      7/17 at 100.00           A3      4,732,167
        2,500      5.000%, 7/01/47                                                      7/17 at 100.00           A3      1,974,250
----------------------------------------------------------------------------------------------------------------------------------
       88,334   Total Health Care                                                                                       78,491,811
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 3.6% (2.3% OF TOTAL INVESTMENTS)

          325   Independent Cities Lease Finance Authority, California, Mobile Home     5/16 at 100.00          N/R        217,991
                   Park Revenue Bonds, San Juan Mobile Estates, Series 2006B,
                   5.850%, 5/15/41
        1,735   Rohnert Park Finance Authority, California, Senior Lien Revenue         9/13 at 100.00           A+      1,320,856
                   Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%,
                   9/15/38
        1,125   Rohnert Park Finance Authority, California, Subordinate Lien            9/13 at 100.00          N/R        877,984
                   Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                   6.625%, 9/15/38
        3,610   San Bernardino County Housing Authority, California, GNMA              11/11 at 105.00          Aaa      3,650,685
                   Collateralized Multifamily Mortgage Revenue Bonds, Pacific Palms
                   Mobile Home Park, Series 2001A, 6.700%, 12/20/41
                San Jose, California, Multifamily Housing Revenue Bonds, GNMA
                Mortgage-Backed Securities Program, Lenzen Housing, Series 2001B:
        1,250      5.350%, 2/20/26 (Alternative Minimum Tax)                            8/11 at 102.00          AAA      1,226,763
        2,880      5.450%, 2/20/43 (Alternative Minimum Tax)                            8/11 at 102.00          AAA      2,718,000
----------------------------------------------------------------------------------------------------------------------------------
       10,925   Total Housing/Multifamily                                                                               10,012,279
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 3.8% (2.4% OF TOTAL INVESTMENTS)

        2,655   California Housing Finance Agency, California, Home Mortgage            2/17 at 100.00          AA-      1,853,644
                   Revenue Bonds, Series 2008, Trust3137, 14.987%, 8/01/37
                   (Alternative Minimum Tax) (IF)
          675   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/16 at 100.00          Aa2        669,384
                   Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                   Minimum Tax)
       14,505   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/16 at 100.00          Aa2      8,142,092
                   Series 2007M, Trust 1021, 7.230%, 8/01/31 (Alternative Minimum
                   Tax) (IF)
----------------------------------------------------------------------------------------------------------------------------------
       17,835   Total Housing/Single Family                                                                             10,665,120
----------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.8% (1.1% OF TOTAL INVESTMENTS)

$       2,000   California Pollution Control Financing Authority, Solid Waste           1/16 at 102.00          BBB   $  1,660,800
                   Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                   5.000%, 1/01/22 (Alternative Minimum Tax)
        5,205   California Statewide Communities Development Authority, Revenue           No Opt. Call           BB      3,214,244
                   Bonds, EnerTech Regional Biosolids Project, Series 2007A,
                   5.500%, 12/01/33 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        7,205   Total Industrials                                                                                        4,875,044
----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 1.8% (1.1% OF TOTAL INVESTMENTS)

        2,450   California Health Facilities Financing Authority, Cal-Mortgage          1/13 at 100.00           A+      2,394,630
                   Insured Revenue Bonds, Northern California Retired Officers
                   Community Corporation - Paradise Valley Estates, Series 2002,
                   5.125%, 1/01/22
                California Health Facilities Financing Authority, Insured Senior
                Living Revenue Bonds, Aldersly Project, Series 2002A:
        1,500      5.125%, 3/01/22                                                      3/12 at 101.00           A+      1,464,795
        1,315      5.250%, 3/01/32                                                      3/12 at 101.00           A+      1,138,396
----------------------------------------------------------------------------------------------------------------------------------
        5,265   Total Long-Term Care                                                                                     4,997,821
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 19.5% (12.3% OF TOTAL INVESTMENTS)

        9,335   California, General Obligation Bonds, Series 2002, 6.000%, 2/01/16 -      No Opt. Call          AAA     10,698,190
                   FSA Insured
           10   California, General Obligation Veterans Welfare Bonds, Series           6/09 at 100.00          AA-         10,000
                   1997BJ, 5.500%, 12/01/18 (Alternative Minimum Tax)
       14,300   California, General Obligation Veterans Welfare Bonds, Series           6/09 at 100.00          AA-     13,695,396
                   2001BZ, 5.350%, 12/01/21 - MBIA Insured (Alternative Minimum Tax)
        3,000   Contra Costa County Community College District, California, General     8/12 at 100.00           AA      3,065,220
                   Obligation Bonds, Series 2002, 5.000%, 8/01/23 - FGIC Insured
        2,500   Fullerton Joint Union High School District, Orange County,              8/12 at 100.00          Aa3      2,533,525
                   California, General Obligation Bonds, Series 2002A, 5.000%,
                   8/01/23 - FSA Insured
        2,260   Jurupa Unified School District, Riverside County, California,           8/11 at 101.00          AA-      2,343,665
                   General Obligation Bonds, Series 2002, 5.125%, 8/01/22 - FGIC
                   Insured
          870   Puerto Rico, General Obligation and Public Improvement Bonds,           7/11 at 100.00          AAA        837,453
                   Series 2001, 5.000%, 7/01/24 - FSA Insured
          575   Roseville Joint Union High School District, Placer County,              8/15 at 100.00          AA-        575,293
                   California, General Obligation Bonds, Series 2006B, 5.000%,
                   8/01/27 - FGIC Insured
       10,810   San Diego Unified School District, San Diego County, California,        7/11 at 102.00          AAA     11,633,073
                   General Obligation Bonds, Election of 1998, Series 2001C,
                   5.000%, 7/01/26 - FSA Insured
        4,000   San Diego Unified School District, San Diego County, California,        7/12 at 101.00           AA      4,320,400
                   General Obligation Bonds, Election of 1998, Series 2002D,
                   5.250%, 7/01/21 - FGIC Insured
        2,715   San Jose-Evergreen Community College District, Santa Clara County,      9/15 at 100.00          Aa2      2,755,644
                   California, General Obligation Bonds, Series 2005A, 5.000%,
                   9/01/25 - MBIA Insured
        1,630   West Contra Costa Unified School District, Contra Costa County,         8/11 at 101.00          AA-      1,662,828
                   California, General Obligation Bonds, Series 2003C, 5.000%,
                   8/01/22 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
       52,005   Total Tax Obligation/General                                                                            54,130,687
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 41.3% (26.1% OF TOTAL INVESTMENTS)

        2,040   Borrego Water District, California, Community Facilities District       8/17 at 102.00          N/R      1,595,443
                   2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/25
        7,135   Brentwood Infrastructure Financing Authority, Contra Costa County,     11/11 at 100.00          AAA      7,150,412
                   California, Capital Improvement Revenue Bonds, Series 2001,
                   5.000%, 11/01/25 - FSA Insured
        8,210   California State Public Works Board, Lease Revenue Bonds,              12/13 at 100.00           A2      8,670,745
                   Department of Corrections, Series 2003C, 5.500%, 6/01/16

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       4,000   California State Public Works Board, Lease Revenue Bonds, Department    3/12 at 100.00            A   $  3,717,040
                   of General Services, Series 2002B, 5.000%, 3/01/27 - AMBAC Insured
        4,510   California State Public Works Board, Lease Revenue Bonds, Department   12/11 at 102.00            A      4,241,430
                   of Mental Health, Hospital Addition, Series 2001A, 5.000%,
                   12/01/26 - AMBAC Insured
                Capistrano Unified School District, Orange County, California,
                Special Tax Bonds, Community Facilities District 90-2 -
                Talega, Series 2003:
        1,750      5.875%, 9/01/23                                                      9/13 at 100.00          N/R      1,608,950
          550      6.000%, 9/01/33                                                      9/13 at 100.00          N/R        455,175
          715   Capistrano Unified School District, Orange County, California,          9/15 at 100.00          AA-        641,462
                   Special Tax Bonds, Community Facilities District, Series 2005,
                   5.000%, 9/01/24 - FGIC Insured
        2,160   Chino Redevelopment Agency, California, Merged Chino Redevelopment      9/16 at 101.00            A      1,663,222
                   Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 -
                   AMBAC Insured
        1,125   Fontana, California, Special Tax Bonds, Sierra Community Facilities     9/14 at 100.00          N/R        840,611
                   District 22, Series 2004, 6.000%, 9/01/34
        1,000   Fullerton Community Facilities District 1, California, Special Tax      9/12 at 100.00          N/R        881,960
                   Bonds, Amerige Heights, Series 2002, 6.100%, 9/01/22
        5,000   Golden State Tobacco Securitization Corporation, California, Tobacco    6/15 at 100.00            A      3,761,250
                   Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%,
                   6/01/45 - AMBAC Insured
                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          350      5.000%, 9/01/26                                                      9/16 at 100.00          N/R        278,026
          805      5.125%, 9/01/36                                                      9/16 at 100.00          N/R        588,455
        3,000   Lake Elsinore Public Finance Authority, California, Local Agency       10/13 at 102.00          N/R      2,622,600
                   Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20
          685   Lammersville School District, San Joaquin County, California,           9/16 at 100.00          N/R        441,667
                   Community Facilities District 2002, Mountain House Special Tax
                   Bonds, Series 2006, 5.125%, 9/01/35
        5,250   Lammersville School District, San Joaquin County, California,           9/12 at 101.00          N/R      4,588,920
                   Special Tax Bonds, Community Facilities District of Mountain
                   House, Series 2002, 6.300%, 9/01/24
        2,000   Lee Lake Water District, Riverside County, California, Special Tax      9/13 at 102.00          N/R      1,673,080
                   Bonds, Community Facilities District 1 of Sycamore Creek, Series
                   2003, 6.500%, 9/01/24
        1,000   Lindsay Redevelopment Agency, California, Project 1 Tax Allocation      8/17 at 100.00         BBB+        782,050
                   Bonds, Series 2007, 5.000%, 8/01/37 - RAAI Insured
        5,425   Lodi, California, Certificates of Participation, Public Improvement    10/12 at 100.00          AA-      5,426,519
                   Financing Project, Series 2002, 5.000%, 10/01/26 - MBIA Insured
        1,310   Los Angeles Community Redevelopment Agency, California, Lease           9/15 at 100.00           A2      1,107,042
                   Revenue Bonds, Manchester Social Services Project, Series 2005,
                   5.000%, 9/01/37 - AMBAC Insured
        1,675   Moreno Valley Unified School District, Riverside County, California,    3/14 at 100.00          AAA      1,677,194
                   Certificates of Participation, Series 2005, 5.000%, 3/01/26 - FSA
                   Insured
                North Natomas Community Facilities District 4, Sacramento,
                California, Special Tax Bonds, Series 2006D:
          545      5.000%, 9/01/26                                                      9/14 at 102.00          N/R        408,401
          250      5.000%, 9/01/33                                                      9/14 at 102.00          N/R        173,085
        3,000   Oakland Redevelopment Agency, California, Subordinate Lien Tax          3/13 at 100.00          AA-      2,901,720
                   Allocation Bonds, Central District Redevelopment Project, Series
                   2003, 5.500%, 9/01/19 - FGIC Insured
        4,520   Ontario Redevelopment Financing Authority, California, Lease Revenue    8/11 at 101.00           A+      4,560,906
                   Bonds, Capital Projects, Series 2001, 5.000%, 8/01/24 - AMBAC
                   Insured
        2,000   Orange County, California, Special Tax Bonds, Community Facilities      8/11 at 101.00          N/R      1,591,820
                   District 02-1 of Ladera Ranch, Series 2003A, 5.550%, 8/15/33

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$      11,165   Palm Desert Financing Authority, California, Tax Allocation Revenue     4/12 at 102.00          AA-   $  9,531,337
                   Refunding Bonds, Project Area 1, Series 2002, 5.100%, 4/01/30 -
                   MBIA Insured
        3,250   Pomona Public Financing Authority, California, Revenue Refunding        2/11 at 100.00          AA-      3,066,115
                   Bonds, Merged Redevelopment Projects, Series 2001AD, 5.000%,
                   2/01/27 - MBIA Insured
        6,000   Puerto Rico Highway and Transportation Authority, Highway Revenue         No Opt. Call          BBB      4,876,740
                   Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured
          625   Rialto Redevelopment Agency, California, Tax Allocation Bonds,          9/15 at 100.00           A-        533,025
                   Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA GTY
                   Insured
          780   Roseville, California, Certificates of Participation, Public            8/13 at 100.00           A+        746,265
                   Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
        1,145   Sacramento, California, Special Tax Bonds, North Natomas Community      9/14 at 100.00          N/R        885,062
                   Facilities District 4, Series 2003C, 6.000%, 9/01/33
       14,505   San Diego Redevelopment Agency, California, Tax Allocation Bonds,       9/11 at 101.00          AAA     14,272,340
                   Centre City Project, Series 2001, 5.000%, 9/01/26 - FSA Insured (UB)
        2,300   San Francisco Bay Area Rapid Transit District, California, Sales        7/11 at 100.00          AA+      2,314,996
                   Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 - AMBAC Insured
        1,345   San Mateo Union High School District, San Mateo County, California,    12/17 at 100.00            A      1,129,329
                   Certificates of Participation, Phase 1, Series 2007A, 5.000%,
                   12/15/30 - AMBAC Insured
        8,710   South Orange County Public Financing Authority, California, Special     8/15 at 100.00            A      7,165,891
                   Tax Revenue Bonds, Ladera Ranch, Series 2005A, 5.000%, 8/15/32 -
                   AMBAC Insured
        2,810   West Patterson Financing Authority, California, Special Tax Bonds,      9/13 at 103.00          N/R      1,918,078
                   Community Facilities District 01-1, Series 2003B, 7.000%, 9/01/38
        2,000   West Patterson Financing Authority, California, Special Tax Bonds,      9/13 at 102.00          N/R      1,180,000
                   Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39
        1,375   West Patterson Financing Authority, California, Special Tax Bonds,      9/13 at 103.00          N/R        826,898
                   Community Facilities District 2001-1, Series 2004A, 6.125%,
                   9/01/39
        2,500   Yucaipa-Calimesa Joint Unified School District, San Bernardino         10/11 at 100.00          AA-      2,220,475
                   County, California, General Obligation Refunding Bonds, Series
                   2001A, 5.000%, 10/01/26 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
      128,520   Total Tax Obligation/Limited                                                                           114,715,736
----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 7.7% (4.9% OF TOTAL INVESTMENTS)

        1,690   Bay Area Toll Authority, California, Revenue Bonds, San Francisco       4/16 at 100.00           AA      1,665,495
                   Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)
       11,750   Foothill/Eastern Transportation Corridor Agency, California, Toll       1/14 at 101.00         BBB-     10,243,298
                   Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/28
                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003,
                Issue 29B:
        4,110      5.125%, 5/01/17 - FGIC Insured                                       5/13 at 100.00          AA-      4,302,143
        5,140      5.125%, 5/01/19 - FGIC Insured                                       5/13 at 100.00          AA-      5,300,265
----------------------------------------------------------------------------------------------------------------------------------
       22,690   Total Transportation                                                                                    21,511,201
----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 27.1% (17.1% OF TOTAL INVESTMENTS) (4)

        4,000   Beaumont Financing Authority, California, Local Agency Revenue          9/12 at 102.00      N/R (4)      4,767,880
                   Bonds, Series 2002A, 6.750%, 9/01/25 (Pre-refunded 9/01/12)
       11,240   California County Tobacco Securitization Agency, Tobacco Settlement     6/12 at 100.00      N/R (4)     12,297,796
                   Asset-Backed Bonds, Merced County Tobacco Funding Corporation,
                   Series 2002A, 5.500%, 6/01/33 (Pre-refunded 6/01/12) (5)
                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
        3,500      5.375%, 5/01/17 (Pre-refunded 5/01/12) - SYNCORA GTY Insured         5/12 at 101.00          Aaa      3,959,060
        9,000      5.125%, 5/01/18 (Pre-refunded 5/01/12)                               5/12 at 101.00          Aaa     10,110,870

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$         720   California Statewide Community Development Authority, Revenue          10/15 at 100.00      N/R (4)   $    795,312
                   Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%,
                   10/01/31 (Pre-refunded 10/01/15)
        1,770   Central California Joint Powers Health Finance Authority,               2/10 at 101.00          AAA      1,873,687
                   Certificates of Participation, Community Hospitals of Central
                   California Obligated Group, Series 2000, 6.000%, 2/01/20
                   (Pre-refunded 2/01/10)
        2,000   Daly City Housing Development Finance Agency, California, Mobile       12/13 at 102.00      N/R (4)      2,385,440
                   Home Park Revenue Bonds, Franciscan Mobile Home Park Project,
                   Series 2002A, 5.800%, 12/15/25 (Pre-refunded 12/15/13)
        5,690   Golden State Tobacco Securitization Corporation, California,            6/13 at 100.00          AAA      6,252,286
                   Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%,
                   6/01/33 (Pre-refunded 6/01/13)
        1,940   Lincoln, California, Special Tax Bonds, Lincoln Crossing Community      9/13 at 102.00      N/R (4)      2,355,141
                   Facilities District 03-1, Series 2003A, 6.500%, 9/01/25
                   (Pre-refunded 9/01/13)
        1,335   Lincoln, California, Special Tax Bonds, Lincoln Crossing Community      9/13 at 102.00      N/R (4)      1,591,988
                   Facilities District 03-1, Series 2004, 6.000%, 9/01/34
                   (Pre-refunded 9/01/13)
        1,525   Lucia Mar Unified School District, San Luis Obispo County,              8/14 at 100.00       A1 (4)      1,781,520
                   California, General Obligation Bonds, Series 2004A, 5.250%,
                   8/01/22 (Pre-refunded 8/01/14) - FGIC Insured
        5,500   Puerto Rico Highway and Transportation Authority, Highway Revenue       7/12 at 100.00          AAA      6,117,265
                   Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded 7/01/12)
        4,725   San Francisco Bay Area Rapid Transit District, California, Sales        7/11 at 100.00      AA+ (4)      5,139,335
                   Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 (Pre-refunded
                   7/01/11) - AMBAC Insured
        7,595   San Francisco State University Foundation Inc., California,             9/11 at 101.00       AA (4)      8,375,538
                   Auxiliary Organization Student Housing Revenue Bonds, Series
                   2001, 5.000%, 9/01/26 (Pre-refunded 9/01/11) - MBIA Insured
        4,200   Tobacco Securitization Authority of Southern California, Tobacco        6/12 at 100.00          AAA      4,729,032
                   Settlement Asset-Backed Bonds, San Diego County Tobacco Asset
                   Securitization Corporation, Senior Series 2001A, 5.500%, 6/01/36
                   (Pre-refunded 6/01/12)
        2,500   Whittier, California, Health Facility Revenue Bonds, Presbyterian       6/12 at 101.00       A+ (4)      2,850,075
                   Intercommunity Hospital, Series 2002, 5.600%, 6/01/22
                   (Pre-refunded 6/01/12)
----------------------------------------------------------------------------------------------------------------------------------
       67,240   Total U.S. Guaranteed                                                                                   75,382,225
----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 3.3% (2.1% OF TOTAL INVESTMENTS)

        3,815   Long Beach Bond Finance Authority, California, Natural Gas Purchase       No Opt. Call           A+      2,585,845
                   Revenue Bonds, Series 2007A, 5.000%, 11/15/35
        1,285   Merced Irrigation District, California, Electric System Revenue         9/15 at 100.00          N/R        919,315
                   Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured
        5,000   Merced Irrigation District, California, Revenue Certificates of         9/13 at 102.00         Baa3      3,632,100
                   Participation, Electric System Project, Series 2003, 5.700%,
                   9/01/36
        2,250   Salinas Valley Solid Waste Authority, California, Revenue Bonds,        8/12 at 100.00            A      2,102,985
                   Series 2002, 5.125%, 8/01/22 - AMBAC Insured (Alternative
                   Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
       12,350   Total Utilities                                                                                          9,240,245
----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 8.7% (5.5% OF TOTAL INVESTMENTS)

        1,070   Burbank, California, Wastewater System Revenue Bonds, Series 2004A,     6/14 at 100.00          AA-      1,092,984
                   5.000%, 6/01/22 - AMBAC Insured
        7,000   Carmichael Water District, Sacramento County, California, Water         9/09 at 102.00          AA-      6,492,850
                   Revenue Certificates of Participation, Series 1999, 5.125%,
                   9/01/29 - MBIA Insured
        1,125   Fortuna Public Finance Authority, California, Water Revenue Bonds,     10/16 at 100.00          AAA      1,070,044
                   Series 2006, 5.000%, 10/01/36 - FSA Insured
          890   Healdsburg Public Financing Authority, California, Wastewater           4/16 at 100.00          AA-        789,946
                   Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
          850   Marina Coast Water District, California, Enterprise Certificate of      6/16 at 100.00          AA-        744,361
                   Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,000   Pico Rivera Water Authority, California, Revenue Bonds, Series         12/11 at 102.00          N/R  $     782,229
                   2001A, 6.250%, 12/01/32
        1,000   San Buenaventura, California, Wastewater Revenue Certificates of        3/14 at 100.00           AA      1,009,689
                   Participation, 5.000%, 3/01/24 - MBIA Insured Series 2004,
                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
        2,500      5.000%, 8/01/23 - MBIA Insured                                       8/12 at 100.00          AA-      2,479,624
        6,260      5.000%, 8/01/24 - MBIA Insured                                       8/12 at 100.00          AA-      6,160,653
        3,315   San Francisco City and County Public Utilities Commission,              4/13 at 100.00          AA-      3,546,154
                   California, Clean Water Revenue Refunding Bonds, Series 2003A,
                   5.250%, 10/01/18 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       25,010   Total Water and Sewer                                                                                   24,168,534
-----------------------------------------------------------------------------------------------------------------------------------
$     490,894   Total Investments (cost $484,796,116) - 158.3%                                                         440,176,379
=============----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.9)%                                                                     (13,650,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                     5,604,246
                -------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (55.4)% (6)                                     (154,075,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $ 278,055,625
                ===================================================================================================================

Investments in Derivatives
FORWARD SWAPS OUTSTANDING AT FEBRUARY 28, 2009:

                                     FUND                                      FIXED RATE                               UNREALIZED
                  NOTIONAL    PAY/RECEIVE      FLOATING RATE   FIXED RATE         PAYMENT  EFFECTIVE   TERMINATION    APPRECIATION
COUNTERPARTY        AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)      FREQUENCY    DATE (7)          DATE  (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Citigroup Inc. $10,000,000        Receive  3-Month USD-LIBOR        5.323%  Semi-Annually    7/29/09       7/29/38    $ (3,279,628)
Goldman Sachs    3,000,000        Receive  3-Month USD-LIBOR         2.749  Semi-Annually    1/15/10       1/15/39         437,785
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $ (2,841,843)
===================================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

            The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.0%.

(7) Effective Date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R         Not rated.

(IF)        Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

USD-LIBOR   United States Dollar-London Inter-Bank Offered Rate.

                                 See accompanying notes to financial statements.

NKL | Nuveen Insured California Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.7% (1.8% OF TOTAL INVESTMENTS)

$      14,155   Golden State Tobacco Securitization Corporation, California,            6/22 at 100.00          BBB   $  5,549,609
                   Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2,
                   0.000%, 6/01/37
----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 5.2% (3.4% OF TOTAL INVESTMENTS)

        1,675   California Educational Facilities Authority, Revenue Bonds,            10/12 at 100.00           A2      1,649,406
                   University of San Diego, Series 2002A, 5.250%, 10/01/30
        9,000   California State University, Systemwide Revenue Bonds, Series          11/12 at 100.00          Aa3      9,048,690
                   2002A, 5.125%, 11/01/26 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
       10,675   Total Education and Civic Organizations                                                                 10,698,096
----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 6.2% (4.0% OF TOTAL INVESTMENTS)

        5,000   ABAG Finance Authority for Non-Profit Corporations, California,         4/12 at 100.00           A+      4,857,350
                   Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara Medical
                   Foundation Clinic, Series 2002A, 5.600%, 4/01/26
        2,815   California Health Facilities Financing Authority, Revenue Bonds,        8/13 at 100.00           AA      2,850,328
                   Lucile Salter Packard Children's Hospital, Series 2003C, 5.000%,
                   8/15/20 - AMBAC Insured
        1,748   California Statewide Communities Development Authority, Revenue         7/18 at 100.00          AAA      1,137,553
                   Bonds, Saint Joseph Health System, Trust 2554, 18.216%, 7/01/47 -
                   FSA Insured (IF)
        5,000   California Statewide Community Development Authority, Revenue           3/16 at 100.00           A+      4,013,050
                   Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41
----------------------------------------------------------------------------------------------------------------------------------
       14,563   Total Health Care                                                                                       12,858,281
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)

        1,000   California Statewide Community Development Authority, Student           8/12 at 100.00         Baa1        885,450
                   Housing Revenue Bonds, EAH - Irvine East Campus Apartments, LLC
                   Project, Series 2002A, 5.500%, 8/01/22 - ACA Insured
        1,905   Los Angeles, California, GNMA Mortgage-Backed Securities Program        7/11 at 102.00          AAA      1,932,470
                   Multifamily Housing Revenue Bonds, Park Plaza West Senior
                   Apartments, Series 2001B, 5.300%, 1/20/21 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        2,905   Total Housing/Multifamily                                                                                2,817,920
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)

          435   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/16 at 100.00          Aa2        431,381
                   Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                   Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 1.3% (0.8% OF TOTAL INVESTMENTS)

        3,000   California Pollution Control Financing Authority, Solid Waste             No Opt. Call          BBB      2,632,350
                   Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                   5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 1.4% (0.9% OF TOTAL INVESTMENTS)

        3,000   ABAG Finance Authority for Non-Profit Corporations, California,        11/12 at 100.00           A+      2,938,140
                   Insured Senior Living Revenue Bonds, Odd Fellows Home of
                   California, Series 2003A, 5.200%, 11/15/22
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 27.9% (18.0% OF TOTAL INVESTMENTS)

        5,920   Cajon Valley Union School District, San Diego County, California,       8/10 at 102.00          AA-      5,920,710
                   General Obligation Bonds, Series 2002B, 5.125%, 8/01/32 - MBIA
                   Insured
          900   California, General Obligation Bonds, Series 2003, 5.000%, 2/01/21      8/13 at 100.00           A1        904,329
        8,250   California, General Obligation Refunding Bonds, Series 2002,            2/12 at 100.00          AA-      8,255,445
                   5.000%, 2/01/22 - MBIA Insured

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,375   Coast Community College District, Orange County, California,            8/18 at 100.00          AAA   $  2,600,573
                   General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 - FSA
                   Insured
          230   El Monte Union High School District, Los Angeles County,                6/13 at 100.00          AAA        224,975
                   California, General Obligation Bonds, Series 2003A, 5.000%,
                   6/01/28 - FSA Insured
        1,365   Fontana Unified School District, San Bernardino County, California,     8/18 at 100.00          AAA      1,478,759
                   General Obligation Bonds, Trust 2668, 14.602%, 8/01/28 - FSA
                   Insured (IF)
       10,000   Fremont Unified School District, Alameda County, California,            8/12 at 101.00          AA-     10,035,100
                   General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 - FGIC
                   Insured
        1,000   Los Rios Community College District, Sacramento, El Dorado and Yolo     8/14 at 102.00          AAA      1,040,210
                   Counties, California, General Obligation Bonds, Series 2006C,
                   5.000%, 8/01/25 - FSA Insured (UB)
        1,500   Madera Unified School District, Madera County, California, General      8/12 at 100.00          AAA      1,502,280
                   Obligation Bonds, Series 2002, 5.000%, 8/01/28 - FSA Insured
        2,000   Murrieta Valley Unified School District, Riverside County,              9/17 at 100.00          AAA      1,805,600
                   California, General Obligation Bonds, Series 2007, 4.500%,
                   9/01/30 - FSA Insured
        2,500   Oakland Unified School District, Alameda County, California,            8/12 at 100.00          AA-      2,432,100
                   General Obligation Bonds, Series 2002, 5.250%, 8/01/21 - FGIC
                   Insured
          375   Roseville Joint Union High School District, Placer County,              8/15 at 100.00          AA-        375,191
                   California, General Obligation Bonds, Series 2006B, 5.000%,
                   8/01/27 - FGIC Insured
        3,250   San Diego Unified School District, San Diego County, California,        7/11 at 102.00          AAA      3,497,455
                   General Obligation Bonds, Election of 1998, Series 2001C,
                   5.000%, 7/01/22 - FSA Insured
        3,500   San Mateo County Community College District, California, General        9/12 at 100.00          Aa1      3,533,600
                   Obligation Bonds, Series 2002A, 5.000%, 9/01/26 - FGIC Insured
       10,000   Vista Unified School District, San Diego County, California,            8/12 at 100.00          AAA     10,185,497
                   General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 - FSA
                   Insured
        3,905   West Kern Community College District, California, General              11/17 at 100.00           A+      3,722,832
                   Obligation Bonds, Election 2004, Series 2007C, 5.000%, 10/01/32 -
                   SYNCORA GTY Insured
----------------------------------------------------------------------------------------------------------------------------------
       58,070   Total Tax Obligation/General                                                                            57,514,656
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 48.9% (31.7% OF TOTAL INVESTMENTS)

        1,450   Baldwin Park Public Financing Authority, California, Sales Tax and      8/13 at 102.00          BBB      1,389,782
                   Tax Allocation Bonds, Puente Merced Redevelopment Project,
                   Series 2003, 5.250%, 8/01/21
        6,895   Brea and Olinda Unified School District, Orange County, California,     8/11 at 101.00          AAA      6,923,752
                   Certificates of Participation Refunding, Series 2002A, 5.125%,
                   8/01/26 - FSA Insured
        2,200   California Infrastructure Economic Development Bank, Los Angeles        9/13 at 101.00            A      2,084,478
                   County, Revenue Bonds, Department of Public Social Services,
                   Series 2003, 5.000%, 9/01/28 - AMBAC Insured
        3,100   California State Public Works Board Bonds, Department of Health        11/15 at 100.00            A      2,774,872
                   Services, Richmond Lab, Series 2005B, 5.000%, 11/01/30 - SYNCORA
                   GTY Insured
          465   Capistrano Unified School District, Orange County, California,          9/15 at 100.00          AA-        417,175
                   Special Tax Bonds, Community Facilities District, Series 2005,
                   5.000%, 9/01/24 - FGIC Insured
        1,400   Chino Redevelopment Agency, California, Merged Chino Redevelopment      9/16 at 101.00            A      1,078,014
                   Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 -
                   AMBAC Insured
        7,035   Corona-Norco Unified School District, Riverside County, California,     9/13 at 100.00          AA-      6,880,652
                   Special Tax Bonds, Community Facilities District 98-1, Series
                   2003, 5.000%, 9/01/28 - MBIA Insured
        3,145   Culver City Redevelopment Agency, California, Tax Allocation            5/11 at 101.00          AA-      2,532,574
                   Revenue Bonds, Redevelopment Project, Series 2002A, 5.125%,
                   11/01/25 - MBIA Insured
        8,720   El Monte, California, Senior Lien Certificates of Participation,        1/11 at 100.00            A      8,673,261
                   Department of Public Services Facility Phase II, Series 2001,
                   5.000%, 1/01/21 - AMBAC Insured
        4,000   Folsom Public Financing Authority, California, Special Tax Revenue      9/12 at 102.00            A      3,803,400
                   Bonds, Series 2004A, 5.000%, 9/01/21 - AMBAC Insured
        5,815   Golden State Tobacco Securitization Corporation, California,            6/15 at 100.00          AAA      4,478,070
                   Enhanced Tobacco Settlement Revenue Bonds, Drivers Trust 2091,
                   11.707%, 6/01/45 - AGC Insured (IF)

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       8,780   Golden State Tobacco Securitization Corporation, California,            6/15 at 100.00            A   $  6,604,755
                   Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                   5.000%, 6/01/45 - AMBAC Insured
        1,300   Hesperia Public Financing Authority, California, Redevelopment and      9/17 at 100.00         Baa1      1,039,922
                   Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%,
                   9/01/37 - SYNCORA GTY Insured
        2,115   Inglewood Redevelopment Agency, California, Tax Allocation                No Opt. Call            A      2,057,768
                   Refunding Bonds, Merged Area Redevelopment Project, Series
                   1998A, 5.250%, 5/01/23 - AMBAC Insured
        3,500   La Quinta Redevelopment Agency, California, Tax Allocation Bonds,       9/11 at 102.00           A+      3,082,310
                   Redevelopment Project Area 1, Series 2001, 5.100%, 9/01/31 -
                   AMBAC Insured
        3,400   La Quinta Redevelopment Agency, California, Tax Allocation Bonds,       9/12 at 102.00           A+      3,302,454
                   Redevelopment Project Area 1, Series 2002, 5.000%, 9/01/22 -
                   AMBAC Insured
          845   Los Angeles Community Redevelopment Agency, California, Lease           9/15 at 100.00           A2        714,084
                   Revenue Bonds, Manchester Social Services Project, Series 2005,
                   5.000%, 9/01/37 - AMBAC Insured
        1,640   Los Angeles County Metropolitan Transportation Authority,               7/09 at 100.00           A1      1,651,513
                   California, Proposition C Second Senior Lien Sales Tax Revenue
                   Refunding Bonds, Series 1998A, 5.000%, 7/01/23 - AMBAC Insured
        1,460   Los Angeles, California, Certificates of Participation, Municipal       6/13 at 100.00          AA-      1,390,898
                   Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 - AMBAC
                   Insured
        7,000   Los Angeles, California, Certificates of Participation, Series          4/12 at 100.00          AA-      7,021,420
                   2002, 5.200%, 4/01/27 - AMBAC Insured
        8,470   Ontario Redevelopment Financing Authority, California, Lease            8/11 at 101.00           A+      8,427,481
                   Revenue Bonds, Capital Projects, Series 2001, 5.200%, 8/01/29 -
                   AMBAC Insured
        5,000   Palm Desert Financing Authority, California, Tax Allocation Revenue     4/12 at 102.00          AA-      4,497,750
                   Refunding Bonds, Project Area 1, Series 2002, 5.000%, 4/01/25 -
                   MBIA Insured
        3,000   Puerto Rico Highway and Transportation Authority, Highway Revenue         No Opt. Call          BBB      2,438,370
                   Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured
          405   Rialto Redevelopment Agency, California, Tax Allocation Bonds,          9/15 at 100.00           A-        345,400
                   Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA GTY
                   Insured
        4,475   Riverside County, California, Asset Leasing Corporate Leasehold         6/12 at 101.00          AA-      4,180,590
                   Revenue Bonds, Riverside County Hospital Project, Series 1997B,
                   5.000%, 6/01/19 - MBIA Insured
          505   Roseville, California, Certificates of Participation, Public            8/13 at 100.00           A+        483,159
                   Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
        3,175   San Buenaventura, California, Certificates of Participation, Series     2/11 at 101.00            A      2,737,644
                   2001C, 5.250%, 2/01/31 - AMBAC Insured
        3,730   San Diego Redevelopment Agency, California, Subordinate Lien Tax        9/09 at 101.00         Baa2      3,150,134
                   Increment and Parking Revenue Bonds, Centre City Project, Series
                   2003B, 5.250%, 9/01/26
        4,000   San Jose Financing Authority, California, Lease Revenue Refunding       9/11 at 100.00          AA+      4,170,440
                   Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/19 -
                   MBIA Insured
        1,000   San Jose Redevelopment Agency, California, Tax Allocation Bonds,        8/15 at 100.00          AA-        886,140
                   Merged Project Area, Series 2005A, 5.000%, 8/01/28 - MBIA Insured
        2,160   Temecula Redevelopment Agency, California, Tax Allocation Revenue       8/09 at 101.00          AA-      2,017,030
                   Bonds, Redevelopment Project 1, Series 2002, 5.125%, 8/01/27 -
                   MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
      110,185   Total Tax Obligation/Limited                                                                           101,235,292
----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 5.3% (3.4% OF TOTAL INVESTMENTS)

        7,500   Foothill/Eastern Transportation Corridor Agency, California, Toll       1/14 at 101.00         BBB-      6,466,425
                   Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/29
                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003,
                Issue 29A:
        2,185      5.250%, 5/01/16 - FGIC Insured (Alternative Minimum Tax)             5/13 at 100.00          AA-      2,162,604
        2,300      5.250%, 5/01/17 - FGIC Insured (Alternative Minimum Tax)             5/13 at 100.00          AA-      2,265,914
----------------------------------------------------------------------------------------------------------------------------------
       11,985   Total Transportation                                                                                    10,894,943
----------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 23.0% (14.9% OF TOTAL INVESTMENTS) (4)

$       6,000   California Department of Water Resources, Power Supply Revenue          5/12 at 101.00          Aaa   $  6,740,580
                   Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)
           35   California Department of Water Resources, Water System Revenue         12/12 at 100.00          AAA         39,665
                   Bonds, Central Valley Project, Series 2002X, 5.150%, 12/01/23
                   (Pre-refunded 12/01/12) - FGIC Insured
        2,250   California Infrastructure Economic Development Bank, First Lien         1/28 at 100.00          AAA      2,518,650
                   Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A,
                   5.000%, 7/01/36 (Pre-refunded 1/01/28) - AMBAC Insured
        9,000   Eastern Municipal Water District, California, Water and Sewerage        7/11 at 100.00       AA (4)      9,789,210
                   System Revenue Certificates of Participation, Series 2001B,
                   5.000%, 7/01/30 (Pre-refunded 7/01/11) - FGIC Insured
                Fresno Unified School District, Fresno County, California, General
                Obligation Bonds, Series 2002B:
        1,135      5.125%, 8/01/23 - FGIC Insured (ETM)                                 8/10 at 102.00       A+ (4)      1,208,060
        1,190      5.125%, 8/01/24 - FGIC Insured (ETM)                                 8/10 at 102.00       A+ (4)      1,264,375
        1,245      5.125%, 8/01/25 - FGIC Insured (ETM)                                 8/10 at 102.00       A+ (4)      1,309,977
        1,255      5.125%, 8/01/26 - FGIC Insured (ETM)                                 8/10 at 102.00       A+ (4)      1,309,354
        2,070   Fresno Unified School District, Fresno County, California, General      8/10 at 102.00          AAA      2,179,772
                   Obligation Bonds, Series 2002G, 5.125%, 8/01/26 - FSA Insured
                   (ETM)
        4,500   Golden State Tobacco Securitization Corporation, California,            6/13 at 100.00          AAA      5,499,000
                   Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-2,
                   7.900%, 6/01/42 (Pre-refunded 6/01/13)
        5,000   Los Angeles Unified School District, California, General Obligation     7/12 at 100.00       AA (4)      5,595,050
                   Bonds, Series 2002E, 5.125%, 1/01/27 (Pre-refunded 7/01/12) -
                   MBIA Insured
        3,380   Rancho Mirage Joint Powers Financing Authority, California, Revenue     7/14 at 100.00       A3 (4)      3,975,928
                   Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26
                   (Pre-refunded 7/01/14)
        2,980   Santa Clarita Community College District, Los Angeles County,           8/11 at 101.00      AA- (4)      3,288,341
                   California, General Obligation Bonds, Series 2002, 5.125%,
                   8/01/26 (Pre-refunded 8/01/11) - FGIC Insured
        2,460   Vacaville Unified School District, Solano County, California,           8/11 at 101.00          AAA      2,707,205
                   General Obligation Bonds, Series 2002, 5.000%, 8/01/26
                   (Pre-refunded 8/01/11) - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
       42,500   Total U.S. Guaranteed                                                                                   47,425,167
----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 15.1% (9.8% OF TOTAL INVESTMENTS)

        9,000   Anaheim Public Finance Authority, California, Revenue Bonds,           10/12 at 100.00          AAA      9,011,340
                   Electric System Distribution Facilities, Series 2002A, 5.000%,
                   10/01/27 - FSA Insured
       10,000   California Pollution Control Financing Authority, Remarketed            4/11 at 102.00          AA-      9,619,600
                   Revenue Bonds, Pacific Gas and Electric Company, Series 1996A,
                   5.350%, 12/01/16 - MBIA Insured (Alternative Minimum Tax)
        2,490   Long Beach Bond Finance Authority, California, Natural Gas Purchase       No Opt. Call           A+      1,687,747
                   Revenue Bonds, Series 2007A, 5.000%, 11/15/35
          830   Merced Irrigation District, California, Electric System Revenue         9/15 at 100.00          N/R        593,799
                   Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured
        1,775   Northern California Power Agency, Revenue Refunding Bonds,              7/10 at 100.00          AA-      1,616,368
                   Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 - MBIA
                   Insured
        3,000   Sacramento Municipal Utility District, California, Electric Revenue     8/11 at 100.00          AA-      2,941,410
                   Bonds, Series 2001N, 5.000%, 8/15/28 - MBIA Insured
        5,630   Southern California Public Power Authority, Subordinate Revenue         7/12 at 100.00          AAA      5,777,506
                   Refunding Bonds, Transmission Project, Series 2002A, 4.750%,
                   7/01/19 - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
       32,725   Total Utilities                                                                                         31,247,770
----------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 15.0% (9.7% OF TOTAL INVESTMENTS)

        2,965   California Department of Water Resources, Water System Revenue         12/12 at 100.00          AAA      3,090,775
                   Bonds, Central Valley Project, Series 2002X, 5.150%, 12/01/23 -
                   FGIC Insured
          750   Fortuna Public Finance Authority, California, Water Revenue Bonds,     10/16 at 100.00          AAA        713,363
                   Series 2006, 5.000%, 10/01/36 - FSA Insured
          570   Healdsburg Public Financing Authority, California, Wastewater           4/16 at 100.00          AA-        505,921
                   Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       4,500   Los Angeles County Sanitation Districts Financing Authority,           10/13 at 100.00          AAA  $   4,627,980
                   California, Senior Revenue Bonds, Capital Projects, Series
                   2003A, 5.000%, 10/01/23 - FSA Insured
        2,085   Manteca Financing Authority, California, Sewerage Revenue Bonds,       12/13 at 100.00           A3      2,089,128
                   Series 2003B, 5.000%, 12/01/33 - MBIA Insured
          500   Marina Coast Water District, California, Enterprise Certificate of      6/16 at 100.00          AA-        437,860
                   Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured
        9,185   Orange County Sanitation District, California, Certificates of          8/13 at 100.00          AAA      8,947,017
                   Participation, Series 2003, 5.000%, 2/01/33 - FGIC Insured (UB)
        8,000   San Diego County Water Authority, California, Water Revenue             5/18 at 100.00          AAA      7,783,920
                   Certificates of Participation, Series 2008A, 5.000%, 5/01/38 -
                   FSA Insured
                Semitropic Water Storage District, Kern County, California, Water
                Banking Revenue Bonds, Series 2004A:
        1,315      5.500%, 12/01/20 - SYNCORA GTY Insured                              12/14 at 100.00            A      1,382,828
        1,415      5.500%, 12/01/21 - SYNCORA GTY Insured                              12/14 at 100.00            A      1,476,156
-----------------------------------------------------------------------------------------------------------------------------------
       31,285   Total Water and Sewer                                                                                   31,054,948
-----------------------------------------------------------------------------------------------------------------------------------
$     335,483   Total Long-Term Investments (cost $326,828,622) - 153.6%                                               317,298,553
=============----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 1.0% (0.6% OF TOTAL INVESTMENTS)

$       2,000   California, General Obligation Bonds, Variable Rate Demand                                     A-1+  $   2,000,000
                   Obligations, Series 2003C-1, 0.400%, 5/01/33 (5)
=============----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $2,000,000)                                                           2,000,000
                -------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $328,828,622) - 154.6%                                                         319,298,553
                -------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.7)%                                                                      (7,635,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                     3,053,606
                -------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (52.4)% (6)                                     (108,250,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $ 206,467,159
                ===================================================================================================================

       At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

       The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.9%.

N/R    Not rated.

(ETM)  Escrowed to maturity.

(IF)   Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NKX | Nuveen Insured California Tax-Free Advantage Municipal Fund
    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.1% (2.2% OF TOTAL INVESTMENTS)

$       6,070   Golden State Tobacco Securitization Corporation, California,            6/22 at 100.00          BBB   $  2,379,804
                   Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2,
                   0.000%, 6/01/37
----------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 17.2% (11.9% OF TOTAL INVESTMENTS)

        1,800   California Infrastructure Economic Development Bank, Revenue Bonds,     8/11 at 102.00           A+      1,629,936
                   Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31
          662   California Statewide Communities Development Authority, Revenue         7/18 at 100.00          AAA        430,610
                   Bonds, Saint Joseph Health System, Trust 2554, 18.216%, 7/01/47 -
                   FSA Insured (IF)
        4,000   California Statewide Community Development Authority, Insured           7/17 at 100.00          AAA      3,753,400
                   Health Facility Revenue Bonds, Catholic Healthcare West, Series
                   2008K, 5.500%, 7/01/41 - AGC Insured
        1,815   California Statewide Community Development Authority, Revenue           3/16 at 100.00           A+      1,456,737
                   Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41
        1,120   California Statewide Community Development Authority, Revenue           3/16 at 100.00          AAA      1,474,010
                   Bonds, Kaiser Permanente System, Trust 11672, 18.623%, 3/01/41 -
                   BHAC Insured (IF)
        4,060   California Statewide Community Development Authority, Revenue             No Opt. Call           A1      4,302,341
                   Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 -
                   AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
       13,457   Total Health Care                                                                                       13,047,034
----------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 1.4% (1.0% OF TOTAL INVESTMENTS)

        1,165   Poway, California, Housing Revenue Bonds, Revenue Bonds, Poinsettia     5/13 at 102.00          AA-      1,081,504
                   Mobile Home Park, Series 2003, 5.000%, 5/01/23
----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 3.8% (2.6% OF TOTAL INVESTMENTS)

        1,000   ABAG Finance Authority for Non-Profit Corporations, California,        11/12 at 100.00           A+        979,380
                   Insured Senior Living Revenue Bonds, Odd Fellows Home of
                   California, Series 2003A, 5.200%, 11/15/22
        2,000   California Health Facilities Financing Authority, Cal-Mortgage          1/13 at 100.00           A+      1,866,280
                   Insured Revenue Bonds, Northern California Retired Officers
                   Community Corporation - Paradise Valley Estates, Series 2002,
                   5.250%, 1/01/26
----------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Long-Term Care                                                                                     2,845,660
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 18.7% (13.0% OF TOTAL INVESTMENTS)

        2,000   Butte-Glenn Community College District, Butte and Glenn Counties,       8/12 at 101.00           A1      2,010,960
                   California, General Obligation Bonds, Series 2002A, 5.000%,
                   8/01/26 - MBIA Insured
           55   California State, General Obligation Bonds, Series 2002, 5.250%,        4/12 at 100.00           A1         54,102
                   4/01/30 - SYNCORA GTY Insured
          515   Fontana Unified School District, San Bernardino County, California,     8/18 at 100.00          AAA        557,920
                   General Obligation Bonds, Trust 2668, 14.602%, 8/01/28 - FSA
                   Insured (IF)
          450   Fremont Unified School District, Alameda County, California,            8/12 at 101.00          AA-        451,580
                   General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 - FGIC
                   Insured
        2,000   Los Angeles, California, General Obligation Bonds, Series 2002A,        9/12 at 100.00           AA      2,076,860
                   5.000%, 9/01/22 - MBIA Insured
        1,000   Murrieta Valley Unified School District, Riverside County,              9/13 at 100.00          AA-      1,005,600
                   California, General Obligation Bonds, Series 2003A, 5.000%,
                   9/01/26 - FGIC Insured

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   Murrieta Valley Unified School District, Riverside County,              9/17 at 100.00          AAA   $    902,800
                   California, General Obligation Bonds, Series 2007, 4.500%,
                   9/01/30 - FSA Insured
          140   Roseville Joint Union High School District, Placer County,              8/15 at 100.00          AA-        140,071
                   California, General Obligation Bonds, Series 2006B, 5.000%,
                   8/01/27 - FGIC Insured
        3,000   San Diego Unified School District, California, General Obligation       7/10 at 100.00           AA      3,120,000
                   Bonds, Election of 1998, Series 2000B, 5.125%, 7/01/22 - MBIA
                   Insured
        3,855   San Rafael City High School District, Marin County, California,         8/12 at 100.00          AAA      3,868,107
                   General Obligation Bonds, Series 2003A, 5.000%, 8/01/28 - FSA
                   Insured
----------------------------------------------------------------------------------------------------------------------------------
       14,015   Total Tax Obligation/General                                                                            14,188,000
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 45.5% (31.5% OF TOTAL INVESTMENTS)

          550   Baldwin Park Public Financing Authority, California, Sales Tax and      8/13 at 102.00          BBB        527,159
                   Tax Allocation Bonds, Puente Merced Redevelopment Project,
                   Series 2003, 5.250%, 8/01/21
        1,165   Burbank Public Financing Authority, California, Revenue Refunding      12/13 at 100.00            A      1,087,131
                   Bonds, Golden State Redevelopment Project, Series 2003A, 5.250%,
                   12/01/22 - AMBAC Insured
        4,000   California State Public Works Board, Lease Revenue Bonds,              12/12 at 100.00            A      3,710,000
                   Department of General Services, Capital East End Project, Series
                   2002A, 5.000%, 12/01/27 - AMBAC Insured
          170   Capistrano Unified School District, Orange County, California,          9/15 at 100.00          AA-        152,516
                   Special Tax Bonds, Community Facilities District, Series 2005,
                   5.000%, 9/01/24 - FGIC Insured
          525   Chino Redevelopment Agency, California, Merged Chino Redevelopment      9/16 at 101.00            A        404,255
                   Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 -
                   AMBAC Insured
        1,610   Folsom Public Financing Authority, California, Special Tax Revenue      9/12 at 102.00            A      1,530,869
                   Bonds, Series 2004A, 5.000%, 9/01/21 - AMBAC Insured
        2,195   Golden State Tobacco Securitization Corporation, California,            6/15 at 100.00          AAA      1,690,346
                   Enhanced Tobacco Settlement Revenue Bonds, Drivers Trust 2091,
                   11.707%, 6/01/45 - AGC Insured (IF)
        3,285   Golden State Tobacco Securitization Corporation, California,            6/15 at 100.00            A      2,471,141
                   Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                   5.000%, 6/01/45 - AMBAC Insured
        1,000   Hesperia Public Financing Authority, California, Redevelopment and      9/17 at 100.00         Baa1        799,940
                   Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%,
                   9/01/37 - SYNCORA GTY Insured
        5,540   Irvine Public Facilities and Infrastructure Authority, California,      9/13 at 100.00            A      5,052,702
                   Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/21 - AMBAC
                   Insured
          315   Los Angeles Community Redevelopment Agency, California, Lease           9/15 at 100.00           A2        266,197
                   Revenue Bonds, Manchester Social Services Project, Series 2005,
                   5.000%, 9/01/37 - AMBAC Insured
        1,770   Los Angeles Unified School District, California, Certificates of       10/12 at 100.00           A+      1,648,171
                   Participation, Administration Building Project II, Series 2002C,
                   5.000%, 10/01/27 - AMBAC Insured
        2,000   Los Angeles, California, Certificates of Participation, Municipal       6/13 at 100.00          AA-      1,905,340
                   Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 - AMBAC
                   Insured
        1,500   Los Angeles, California, Municipal Improvement Corporation, Lease       1/17 at 100.00          AA-      1,375,725
                   Revenue Bonds, Police Headquarters, Series 2006A, 4.750%,
                   1/01/31 - FGIC Insured
        1,500   Los Osos, California, Improvement Bonds, Community Services             9/10 at 103.00          AA-      1,130,925
                   Wastewater Assessment District 1, Series 2002, 5.000%, 9/02/33 -
                   MBIA Insured
          150   Rialto Redevelopment Agency, California, Tax Allocation Bonds,          9/15 at 100.00           A-        127,926
                   Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA GTY
                   Insured
          190   Roseville, California, Certificates of Participation, Public            8/13 at 100.00           A+        181,783
                   Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
                San Buenaventura, California, Certificates of Participation, Golf
                Course Financing Project, Series 2002D:
        3,000      5.000%, 2/01/27 - AMBAC Insured                                      2/12 at 100.00          AA-      2,810,760
        3,300      5.000%, 2/01/32 - AMBAC Insured                                      2/12 at 100.00          AA-      2,925,384

    | Portfolio of INVESTMENTS February 28, 2009

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,200   San Diego Redevelopment Agency, California, Subordinate Lien Tax        9/09 at 101.00         Baa2   $  1,013,448
                   Increment and Parking Revenue Bonds, Centre City Project, Series
                   2003B, 5.250%, 9/01/26
        2,770   San Jose Financing Authority, California, Lease Revenue Refunding       6/12 at 100.00          AA+      2,699,171
                   Bonds, Civic Center Project, Series 2002B, 5.000%, 6/01/32 -
                   AMBAC Insured
        1,000   San Jose Redevelopment Agency, California, Tax Allocation Bonds,        8/15 at 100.00          AA-        886,140
                   Merged Project Area, Series 2005A, 5.000%, 8/01/28 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
       38,735   Total Tax Obligation/Limited                                                                            34,397,029
----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.5% (7.2% OF TOTAL INVESTMENTS)

        5,480   Bay Area Governments Association, California, BART SFO Extension,       8/12 at 100.00            A      5,204,574
                   Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%,
                   8/01/26 - AMBAC Insured
        2,000   Foothill/Eastern Transportation Corridor Agency, California, Toll       1/10 at 100.00         BBB-      1,402,260
                   Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35
        1,300   San Francisco Airports Commission, California, Revenue Bonds, San       5/10 at 101.00          AA-      1,303,315
                   Francisco International Airport, Second Series 2000, Issue 26B,
                   5.000%, 5/01/25 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
        8,780   Total Transportation                                                                                     7,910,149
----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 21.4% (14.8% OF TOTAL INVESTMENTS) (4)

        1,000   Berryessa Union School District, Santa Clara County, California,        8/12 at 100.00          AAA      1,117,750
                   General Obligation Bonds, Series 2003C, 5.000%, 8/01/21
                   (Pre-refunded 8/01/12) - FSA Insured
                California State, General Obligation Bonds, Series 2002:
        1,290      5.000%, 4/01/27 (Pre-refunded 4/01/12) - AMBAC Insured               4/12 at 100.00          AAA      1,425,798
        2,945      5.250%, 4/01/30 (Pre-refunded 4/01/12) - SYNCORA GTY Insured         4/12 at 100.00       A1 (4)      3,277,196
          500   California, General Obligation Bonds, Series 2004, 5.250%, 4/01/34      4/14 at 100.00          AAA        578,590
                   (Pre-refunded 4/01/14)
        1,625   Golden State Tobacco Securitization Corporation, California,            6/13 at 100.00          AAA      1,985,750
                   Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-2,
                   7.900%, 6/01/42 (Pre-refunded 6/01/13)
        2,030   Hacienda La Puente Unified School District, Los Angeles County,         8/13 at 100.00          AAA      2,316,210
                   California, General Obligation Bonds, Series 2003B, 5.000%,
                   8/01/27 (Pre-refunded 8/01/13) - FSA Insured
        1,260   Rancho Mirage Joint Powers Financing Authority, California, Revenue     7/14 at 100.00       A3 (4)      1,482,151
                   Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26
                   (Pre-refunded 7/01/14)
        1,220   San Jose Redevelopment Agency, California, Tax Allocation Bonds,        8/10 at 101.00       AA (4)      1,301,594
                   Merged Area Redevelopment Project, Series 2002, 5.000%, 8/01/32
                   (Pre-refunded 8/01/10) - MBIA Insured
        2,390   Solano County, California, Certificates of Participation, Series       11/12 at 100.00       AA (4)      2,711,407
                   2002, 5.250%, 11/01/24 (Pre-refunded 11/01/12) - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
       14,260   Total U.S. Guaranteed                                                                                   16,196,446
----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 3.0% (2.1% OF TOTAL INVESTMENTS)

        1,000   Anaheim Public Finance Authority, California, Second Lien Electric     10/14 at 100.00          AA-      1,041,450
                   Distribution Revenue Bonds, Series 2004, 5.250%, 10/01/21 - MBIA
                   Insured
          945   Long Beach Bond Finance Authority, California, Natural Gas Purchase       No Opt. Call           A+        697,523
                   Revenue Bonds, Series 2007A, 5.500%, 11/15/37
          275   Los Angeles Department of Water and Power, California, Power System     7/13 at 100.00          AA-        285,299
                   Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 - MBIA Insured
          310   Merced Irrigation District, California, Electric System Revenue         9/15 at 100.00          N/R        221,780
                   Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured
----------------------------------------------------------------------------------------------------------------------------------
        2,530   Total Utilities                                                                                          2,246,052
----------------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                            OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.4% (10.0% OF TOTAL INVESTMENTS)

$       1,000   Castaic Lake Water Agency, California, Certificates of                  8/16 at 100.00          AA-   $    949,910
                   Participation, Series 2006C, 5.000%, 8/01/36 - MBIA Insured
          750   Fortuna Public Finance Authority, California, Water Revenue Bonds,     10/16 at 100.00          AAA        713,363
                   Series 2006, 5.000%, 10/01/36 - FSA Insured
          215   Healdsburg Public Financing Authority, California, Wastewater           4/16 at 100.00          AA-        190,830
                   Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
          770   Manteca Financing Authority, California, Sewerage Revenue Bonds,       12/13 at 100.00           A3        771,525
                   Series 2003B, 5.000%, 12/01/33 - MBIA Insured
          170   Marina Coast Water District, California, Enterprise Certificate of      6/16 at 100.00          AA-        148,872
                   Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured
                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
        3,000      5.000%, 8/01/22 - MBIA Insured                                       8/12 at 100.00          AA-      3,002,220
        2,500      5.000%, 8/01/23 - MBIA Insured                                       8/12 at 100.00          AA-      2,479,625
        1,180   South Feather Water and Power Agency, California, Water Revenue         4/13 at 100.00          BBB      1,010,316
                   Certificates of Participation, Solar Photovoltaic Project,
                   Series 2003, 5.375%, 4/01/24
        1,600   Sunnyvale Financing Authority, California, Water and Wastewater        10/11 at 100.00          AAA      1,600,304
                   Revenue Bonds, Series 2001, 5.000%, 10/01/26 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       11,185   Total Water and Sewer                                                                                   10,866,965
-----------------------------------------------------------------------------------------------------------------------------------
$     113,197   Total Long-Term Investments (cost $111,763,265) - 139.0%                                               105,158,643
=============----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 5.3% (3.7% OF TOTAL INVESTMENTS)

$       4,000   California, General Obligation Bonds, Variable Rate Demand                                     A-1+   $  4,000,000
                   Obligations, Series 2003C-1, 0.400%, 5/01/33 (5)
=============----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $4,000,000)                                                           4,000,000
                -------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $115,763,265) - 144.3%                                                         109,158,643
                -------------------------------------------------------------------------------------------------------------------
                Variable Rate Demand Preferred Shares, at Liquidation Value -  (46.9%) (6)                             (35,500,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                     2,002,709
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 75,661,352
                ===================================================================================================================

     At least 80% of the Fund's net assets (including net assets attributable to Variable Rate Demand Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.5%.

N/R  Not rated.

(IF) Inverse floating rate investment.

                                 See accompanying notes to financial statements.

| Statement of ASSETS & LIABILITIES February 28, 2009

                                                              INSURED CALIFORNIA  INSURED CALIFORNIA
                                                                  PREMIUM INCOME    PREMIUM INCOME 2
                                                                            (NPC)               (NCL)
-----------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $132,699,261 $261,746,670,
   $ 111,432,207 and $461,033,038 respectively)               $      133,569,802  $      254,436,434
Short-term investments, (at cost, which approximates value)                   --                  --
Cash                                                                     195,337           4,010,105
Receivables:
   Interest                                                            2,378,903           3,484,085
   Investments sold                                                           --             175,000
Unrealized appreciation on forward swaps                                      --           1,751,141
Deferred offering costs                                                       --                  --
Other assets                                                                 426              24,650
-----------------------------------------------------------------------------------------------------
   Total assets                                                      136,144,468         263,881,415
-----------------------------------------------------------------------------------------------------

LIABILITIES

Floating rate obligations                                                     --          20,060,000
Payables:
   Auction Rate Preferred share dividends                                165,525             288,968
   Common share dividends                                                345,206             652,822
   Common shares repurchased                                                  --                  --
   Offering costs                                                             --                  --
Unrealized depreciation on forward swaps                                      --                  --
Variable Rate Demand Preferred shares, at liquidation value                   --                  --
Accrued expenses:
   Management fees                                                        68,061             120,822
   Other                                                                  34,338             102,507
-----------------------------------------------------------------------------------------------------
   Total liabilities                                                     613,130          21,225,119
-----------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                   45,000,000          79,825,000
-----------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $       90,531,338  $      162,831,296
=====================================================================================================
Common shares outstanding                                              6,453,632          12,674,570
=====================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                      $            14.03  $            12.85
=====================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $           64,536  $          126,746
Paid-in surplus                                                       89,352,261         175,794,038
Undistributed (Over-distribution of) net investment income               141,089             813,804
Accumulated net realized gain (loss) from investments
   and derivative transactions                                           102,911          (8,344,197)
Net unrealized appreciation (depreciation ) of investments
   and derivative transactions                                           870,541          (5,559,095)
-----------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $       90,531,338  $      162,831,296
=====================================================================================================
Authorized shares:
   Common                                                            200,000,000         200,000,000
   Auction Rate Preferred and Variable Rate Demand Preferred           1,000,000           1,000,000
=====================================================================================================

                                                                                          CALIFORNIA
                                                              CALIFORNIA PREMIUM  DIVIDEND ADVANTAGE
                                                                     INCOME (NCU)               (NAC)
-----------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $132,699,261 $261,746,670,
   $ 111,432,207 and $461,033,038 respectively)               $      106,136,934  $      426,125,802
Short-term investments, (at cost, which approximates value)            8,000,000                  --
Cash                                                                     412,616             869,539
Receivables:
   Interest                                                            1,558,273           7,792,886
   Investments sold                                                    2,040,000                  --
Unrealized appreciation on forward swaps                                      --                  --
Deferred offering costs                                                       --                  --
Other assets                                                               6,289              38,197
-----------------------------------------------------------------------------------------------------
   Total assets                                                      118,154,112         434,826,424
-----------------------------------------------------------------------------------------------------

LIABILITIES

Floating rate obligations                                              5,590,000          12,865,000
Payables:
   Auction Rate Preferred share dividends                                 18,479             472,350
   Common share dividends                                                298,674           1,421,875
   Common shares repurchased                                              29,503                  --
   Offering costs                                                             --                  --
Unrealized depreciation on forward swaps                                      --                  --
Variable Rate Demand Preferred shares, at liquidation value                   --                  --
Accrued expenses:
   Management fees                                                        56,364             190,508
   Other                                                                  26,283             130,804
-----------------------------------------------------------------------------------------------------
   Total liabilities                                                   6,019,303          15,080,537
-----------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                   40,875,000         135,525,000
-----------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $       71,259,809  $      284,220,887
=====================================================================================================
Common shares outstanding                                              5,760,488          23,480,254
=====================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                      $            12.37  $            12.10
=====================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $           57,605  $          234,803
Paid-in surplus                                                       78,170,697         333,574,030
Undistributed (Over-distribution of) net investment income                88,253             675,633
Accumulated net realized gain (loss) from investments
   and derivative transactions                                        (1,761,473)        (15,356,343)
Net unrealized appreciation (depreciation ) of investments
   and derivative transactions                                        (5,295,273)        (34,907,236)
-----------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $       71,259,809  $      284,220,887
=====================================================================================================
Authorized shares:
   Common                                                              Unlimited           Unlimited
   Auction Rate Preferred and Variable Rate Demand Preferred           Unlimited           Unlimited
=====================================================================================================

                                 See accompanying notes to financial statements.

                                                                      CALIFORNIA          CALIFORNIA
                                                                        DIVIDEND            DIVIDEND
                                                                ADVANTAGE 2 (NVX)   ADVANTAGE 3 (NZH)
-----------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $311,157,161, $484,796,116,
   $326,828,622 and $111,763,265, respectively)               $     2 93,745,579  $      440,176,379
Short-term investments, (at cost, which approximates value)            7,000,000                  --
Cash                                                                     107,703           2,505,723
Receivables:
   Interest                                                            4,522,869          7,642,508
   Investments sold                                                           --                  --
Unrealized appreciation on forward swaps                                      --             437,785
Deferred offering costs                                                       --                  --
Other assets                                                              21,675              28,566
-----------------------------------------------------------------------------------------------------
   Total assets                                                      305,397,826         450,790,961
-----------------------------------------------------------------------------------------------------

LIABILITIES

Floating rate obligations                                              3,305,000          13,650,000
Payables:
   Auction Rate Preferred share dividends                                201,725              13,435
   Common share dividends                                                864,731           1,420,342
   Common shares repurchased                                               3,147                  --
   Offering costs                                                             --                  --
Unrealized depreciation on forward swaps                                      --           3,279,628
Variable Rate Demand Preferred shares, at liquidation value                   --                  --
Accrued expenses:
   Management fees                                                       113,888             162,028
   Other                                                                  85,232             134,903
-----------------------------------------------------------------------------------------------------
   Total liabilities                                                   4,573,723          18,660,336
-----------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                  110,000,000         154,075,000
-----------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $      190,824,103  $      278,055,625
=====================================================================================================
Common shares outstanding                                             14,779,122          24,119,434
=====================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                      $            12.91  $            11.53
=====================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $          147,791  $          241,194
Paid-in surplus                                                      209,967,760         342,700,428
Undistributed (Over-distribution of) net investment income               886,607           1,629,645
Accumulated net realized gain (loss) from investments
   and derivative transactions                                        (2,766,473)        (19,054,062)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                       (17,411,582)        (47,461,580)
-----------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $      190,824,103  $      278,055,625
=====================================================================================================
Authorized shares:
   Common                                                              Unlimited           Unlimited
   Auction Rate Preferred and Variable Rate Demand Preferred           Unlimited           Unlimited
=====================================================================================================

                                                              INSURED CALIFORNIA  INSURED CALIFORNIA
                                                              DIVIDEND ADVANTAGE  TAX-FREE ADVANTAGE
                                                                            (NKL)               (NKX)
-----------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $311,157,161, $484,796,116,
   $326,828,622 and $111,763,265, respectively)               $      317,298,553  $      105,158,643
Short-term investments, (at cost, which approximates value)            2,000,000           4,000,000
Cash                                                                     239,533             475,936
Receivables:
   Interest                                                            4,101,325           1,482,404
   Investments sold                                                           --                  --
Unrealized appreciation on forward swaps                                      --                  --
Deferred offering costs                                                       --             520,032
Other assets                                                              21,442                 426
-----------------------------------------------------------------------------------------------------
   Total assets                                                      323,660,853         111,637,441
-----------------------------------------------------------------------------------------------------

LIABILITIES

Floating rate obligations                                              7,635,000                  --
Payables:
   Auction Rate Preferred share dividends                                214,904                  --
   Common share dividends                                                906,669             335,146
   Common shares repurchased                                                  --                  --
   Offering costs                                                             --              83,263
Unrealized depreciation on forward swaps                                      --                  --
Variable Rate Demand Preferred shares, at liquidation value                   --          35,500,000
Accrued expenses:
   Management fees                                                       106,787              42,042
   Other                                                                  80,334              15,638
-----------------------------------------------------------------------------------------------------
   Total liabilities                                                   8,943,694          35,976,089
-----------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                  108,250,000                  --
-----------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $      206,467,159  $       75,661,352
=====================================================================================================
Common shares outstanding                                             15,267,005           5,886,667
=====================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                      $            13.52  $            12.85
=====================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $          152,670  $           58,867
Paid-in surplus                                                      216,827,017          83,077,655
Undistributed (Over-distribution of) net investment income               662,312             249,837
Accumulated net realized gain (loss) from investments
   and derivative transactions                                        (1,644,771)         (1,120,385)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        (9,530,069)         (6,604,622)
=====================================================================================================
Net assets applicable to Common shares                        $      206,467,159  $       75,661,352
=====================================================================================================
Authorized shares:
   Common                                                              Unlimited           Unlimited
   Auction Rate Preferred and Variable Rate Demand Preferred           Unlimited           Unlimited
=====================================================================================================

                                 See accompanying notes to financial statements.

| Statement of OPERATIONS

                                                    INSURED CALIFORNIA              INSURED CALIFORNIA
                                                   PREMIUM INCOME (NPC)           PREMIUM INCOME 2 (NCL)
                                              ----------------------------    -----------------------------
                                                SIX MONTHS                      SIX MONTHS
                                                     ENDED      YEAR ENDED           ENDED      YEAR ENDED
                                                   2/28/09         8/31/08         2/28/09         8/31/08
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                             $  3,577,883    $  7,281,324    $  6,780,306    $ 14,344,641
-----------------------------------------------------------------------------------------------------------

EXPENSES

Management fees                                    428,387         906,873         756,210       1,750,979
Auction fees                                        55,788         112,500          99,066         237,344
Dividend disbursing agent fees                       4,959          10,000           9,918          20,000
Shareholders' servicing agent fees
   and expenses                                      3,055           8,083           5,006          13,391
Interest expense                                        --              --         225,768          40,691
Custodian's fees and expenses                       11,968          51,209          21,505          70,900
Directors'/Trustees' fees and expenses               1,694           3,510           2,710           6,800
Professional fees                                   14,668          18,332          20,285          25,570
Shareholders' reports - printing
   and mailing expenses                             12,612          15,312          20,834          38,137
Stock exchange listing fees                          4,571           9,385           4,564           9,367
Investor relations expense                           8,729          14,047          15,855          26,761
Amortization of offering costs                          --              --              --              --
Other expenses                                       9,960          14,874          10,570          22,375
-----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement                556,391       1,164,125       1,192,291       2,262,315
   Custodian fee credit                               (447)        (11,540)        (18,908)        (20,298)
   Expense reimbursement                                --              --              --              --
-----------------------------------------------------------------------------------------------------------
Net expenses                                       555,944       1,152,585       1,173,383       2,242,017
-----------------------------------------------------------------------------------------------------------
Net investment income                            3,021,939       6,128,739       5,606,923      12,102,624
-----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
   Investments                                      78,582         328,360      (7,018,034)      1,445,377
   Forward swaps                                        --         863,429              --         856,758
   Futures                                              --              --        (913,786)             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                  (4,835,228)     (1,420,724)     (8,290,218)     (7,171,193)
   Forward swaps                                        --        (364,728)      1,751,141        (656,230)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)         (4,756,646)       (593,663)    (14,470,897)     (5,525,288)
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO AUCTION RATE PREFERRED
   SHAREHOLDERS

From net investment income                        (684,653)     (1,447,316)     (1,221,762)     (3,061,483)
From accumulated net realized gains               (157,410)        (25,344)       (278,398)             --
-----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Auction Rate Preferred shareholders         (842,063)     (1,472,660)     (1,500,160)     (3,061,483)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            $ (2,576,770)   $  4,062,416    $(10,364,134)   $  3,515,853
===========================================================================================================

                                                   CALIFORNIA PREMIUM
                                                       INCOME (NCU)
                                              -----------------------------
                                                SIX MONTHS
                                                     ENDED      YEAR ENDED
                                                   2/28/09         8/31/08
---------------------------------------------------------------------------
INVESTMENT INCOME                             $  3,001,382    $  6,389,691
---------------------------------------------------------------------------

EXPENSES

Management fees                                    362,448         786,957
Auction fees                                        52,930         107,500
Dividend disbursing agent fees                       4,957          10,000
Shareholders' servicing agent fees
   and expenses                                      2,708           5,736
Interest expense                                    69,040          92,394
Custodian's fees and expenses                       11,470          29,070
Directors'/Trustees' fees and expenses               1,293           2,909
Professional fees                                   12,357          13,445
Shareholders' reports - printing
   and mailing expenses                             11,662           8,496
Stock exchange listing fees                            405             709
Investor relations expense                           7,646          12,510
Amortization of offering costs                          --              --
Other expenses                                       9,378          15,410
---------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement                546,294       1,085,136
   Custodian fee credit                             (7,909)        (13,211)
   Expense reimbursement                                --              --
---------------------------------------------------------------------------
Net expenses                                       538,385       1,071,925
---------------------------------------------------------------------------
Net investment income                            2,462,997       5,317,766
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
   Investments                                  (1,743,990)        118,683
   Forward swaps                                        --         239,634
   Futures                                              --              --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                  (5,711,715)     (2,804,244)
   Forward swaps                                        --           1,018
---------------------------------------------------------------------------
Net realized and unrealized gain (loss)         (7,455,705)     (2,444,909)
---------------------------------------------------------------------------

DISTRIBUTIONS TO AUCTION RATE PREFERRED
   SHAREHOLDERS

From net investment income                        (599,218)     (1,399,028)
From accumulated net realized gains                (13,364)             --
---------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Auction Rate Preferred shareholders         (612,582)     (1,399,028)
---------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            $ (5,605,290)   $  1,473,829
==========================================================================

                                 See accompanying notes to financial statements.

                                                   CALIFORNIA DIVIDEND             CALIFORNIA DIVIDEND
                                                     ADVANTAGE (NAC)                ADVANTAGE 2 (NVX)
                                              ----------------------------    -----------------------------
                                                SIX MONTHS                      SIX MONTHS
                                                     ENDED      YEAR ENDED           ENDED      YEAR ENDED
                                                   2/28/09         8/31/08         2/28/09         8/31/08
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                             $ 13,130,567    $ 27,872,039    $  8,613,518    $ 16,999,827
-----------------------------------------------------------------------------------------------------------

EXPENSES

Management fees                                  1,327,961       3,202,468         945,178       2,046,464
Auction fees                                       168,013         425,770         136,369         275,000
Dividend disbursing agent fees                       9,918          20,000           9,918          20,000
Shareholders' servicing agent fees
   and expenses                                      2,181           3,895             696           1,908
Interest expense                                   205,016         374,756          48,186         190,552
Custodian's fees and expenses                       45,199         163,424          35,733          96,770
Directors'/Trustees' fees and expenses               4,956          12,491           3,676           7,274
Professional fees                                   26,723          32,767          20,813          24,722
Shareholders' reports - printing
   and mailing expenses                             30,467          53,728          23,311          35,728
Stock exchange listing fees                          4,598           9,459           1,036           1,816
Investor relations expense                          27,244          46,677          18,799          21,070
Amortization of offering costs                          --              --              --              --
Other expenses                                      12,621          26,003          39,293           1,450
-----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement              1,864,897       4,371,438       1,283,008       2,722,754
   Custodian fee credit                            (22,946)        (49,217)        (15,251)        (34,119)
   Expense reimbursement                          (104,782)       (497,428)       (222,098)       (587,369)
-----------------------------------------------------------------------------------------------------------
Net expenses                                     1,737,169       3,824,793       1,045,659       2,101,266
-----------------------------------------------------------------------------------------------------------
Net investment income                           11,393,398      24,047,246       7,567,859      14,898,561
-----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
   Investments                                 (16,935,690)      4,832,689      (2,624,444)       (313,737)
   Forward swaps                                        --       4,168,843              --       1,314,381
   Futures                                              --              --              --              --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                 (31,383,162)    (18,634,531)    (19,142,795)     (6,006,208)
   Forward swaps                                        --      (2,275,676)             --        (396,451)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)        (48,318,852)    (11,908,675)    (21,767,239)     (5,402,015)
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO AUCTION RATE PREFERRED
   SHAREHOLDERS

From net investment income                      (2,075,909)     (5,502,755)     (1,602,421)     (3,691,110)
From accumulated net realized gains               (449,153)       (260,925)       (186,582)             --
-----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Auction Rate Preferred shareholders       (2,525,062)     (5,763,680)     (1,789,003)     (3,691,110)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            $(39,450,516)   $  6,374,891    $(15,988,383)   $  5,805,436
===========================================================================================================

                                                   CALIFORNIA DIVIDEND
                                                    ADVANTAGE 3 (NZH)
                                              -----------------------------
                                                SIX MONTHS
                                                     ENDED      YEAR ENDED
                                                   2/28/09         8/31/08
---------------------------------------------------------------------------
INVESTMENT INCOME                             $ 13,580,693    $ 27,744,430
---------------------------------------------------------------------------

EXPENSES

Management fees                                  1,370,737       3,238,100
Auction fees                                       197,142         459,548
Dividend disbursing agent fees                       9,909          20,000
Shareholders' servicing agent fees
   and expenses                                      1,197           3,315
Interest expense                                   160,672          72,436
Custodian's fees and expenses                       58,925         147,034
Directors'/Trustees' fees and expenses               5,458          12,533
Professional fees                                   28,994          35,261
Shareholders' reports - printing
   and mailing expenses                             30,987          48,260
Stock exchange listing fees                          1,690           2,962
Investor relations expense                          27,696          46,560
Amortization of offering costs                          --              --
Other expenses                                      11,458          27,782
---------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement              1,904,865       4,113,791
   Custodian fee credit                            (18,806)        (60,420)
   Expense reimbursement                          (344,404)     (1,068,648)
---------------------------------------------------------------------------
Net expenses                                     1,541,655       2,984,723
---------------------------------------------------------------------------
Net investment income                           12,039,038      24,759,707
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
   Investments                                 (10,532,016)       (978,786)
   Forward swaps                                        --      (1,478,000)
   Futures                                      (1,011,691)       (291,364)
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                 (37,615,750)    (14,054,312)
   Forward swaps                                (2,246,298)         57,314
---------------------------------------------------------------------------
Net realized and unrealized gain (loss)        (51,405,755)    (16,745,148)
---------------------------------------------------------------------------

DISTRIBUTIONS TO AUCTION RATE PREFERRED
   SHAREHOLDERS

From net investment income                      (2,211,134)     (6,076,255)
From accumulated net realized gains                     --              --
---------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Auction Rate Preferred shareholders       (2,211,134)     (6,076,255)
---------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            $(41,577,851)   $  1,938,304
===========================================================================

                                 See accompanying notes to financial statements.

| Statement of OPERATIONS (continued)

                                                   INSURED CALIFORNIA               INSURED CALIFORNIA
                                                DIVIDEND ADVANTAGE (NKL)         TAX-FREE ADVANTAGE (NKX)
                                              ----------------------------    -----------------------------
                                                SIX MONTHS                      SIX MONTHS
                                                     ENDED      YEAR ENDED           ENDED      YEAR ENDED
                                                   2/28/09         8/31/08         2/28/09         8/31/08
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                             $  8,624,407    $ 17,573,242    $  3,089,087    $  6,514,310
-----------------------------------------------------------------------------------------------------------

EXPENSES

Management fees                                    976,435       2,158,393         351,326         829,062
Auction fees                                       134,267         295,000          19,156         114,925
Dividend disbursing agent fees                       9,918          20,000          12,389          11,028
Shareholders' servicing agent fees
   and expenses                                        755           2,025             372             996
Interest expense                                    86,575           3,167         377,150          66,087
Custodian's fees and expenses                       25,382         103,861          11,011          40,157
Directors'/Trustees' fees and expenses               3,618           8,358           1,201           3,178
Professional fees                                   21,516          26,405          12,637          13,962
Shareholders' reports - printing
   and mailing expenses                             22,732          35,898           8,712          17,031
Stock exchange listing fees                          1,071           1,876             412             722
Investor relations expense                          19,145          31,530           6,894          12,352
Amortization of offering costs                          --              --         136,341              --
Other expenses                                      10,169          20,755             741          32,083
-----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement              1,311,583       2,707,268         938,342       1,141,583
   Custodian fee credit                            (21,040)        (19,336)         (8,252)        (21,466)
   Expense reimbursement                          (306,138)       (793,160)       (108,950)       (339,627)
-----------------------------------------------------------------------------------------------------------
Net expenses                                       984,405       1,894,772         821,140         780,490
-----------------------------------------------------------------------------------------------------------
Net investment income                            7,640,002      15,678,470       2,267,947       5,733,820
-----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
   Investments                                  (1,321,731)      1,337,028      (1,135,147)      1,101,623
   Forward swaps                                        --         731,015              --         128,891
   Futures                                              --              --              --              --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                 (14,959,271)     (6,994,006)     (6,558,916)     (3,013,642)
   Forward swaps                                        --         (24,419)             --         (12,888)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)        (16,281,002)     (4,950,382)     (7,694,063)     (1,796,016)
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO AUCTION RATE PREFERRED
   SHAREHOLDERS

From net investment income                      (1,586,640)     (3,886,043)        (13,824)     (1,400,428)
From accumulated net realized gains               (201,085)       (116,419)        (42,336)             --
-----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Auction Rate Preferred shareholders       (1,787,725)     (4,002,462)        (56,160)     (1,400,428)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            $(10,428,725)   $  6,725,626    $ (5,482,276)   $  2,537,376
===========================================================================================================

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS

                                                 INSURED CALIFORNIA PREMIUM INCOME (NPC)
                                              ---------------------------------------------
                                                SIX MONTHS
                                                     ENDED      YEAR ENDED      YEAR ENDED
                                                   2/28/09         8/31/08         8/31/07
-------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                         $  3,021,939    $  6,128,739    $  5,834,849
Net realized gain (loss) from:
   Investments                                      78,582         328,360         132,902
   Forward swaps                                        --         863,429         159,600
   Futures                                              --              --              --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                  (4,835,228)     (1,420,724)     (2,928,553)
   Forward swaps                                        --        (364,728)         35,238
   Futures                                              --              --              --
Distributions to Auction Rate Preferred
   shareholders:
   From net investment income                     (684,653)     (1,447,316)     (1,373,537)
   From accumulated net realized gains            (157,410)        (25,344)       (118,110)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                              (2,576,770)      4,062,416       1,742,389
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                      (2,344,919)     (4,689,975)     (4,725,196)
From accumulated net realized gains               (934,738)        (86,562)       (486,696)
-------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                          (3,279,657)     (4,776,537)     (5,211,892)
-------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Common shares:
   Net proceeds from shares issued to
     shareholders due to
     reinvestment of distributions                      --              --          65,214
   Repurchased                                     (74,494)             --              --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                      (74,494)             --          65,214
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                  (5,930,921)       (714,121)     (3,404,289)
Net assets applicable to Common
   shares at the beginning of period            96,462,259      97,176,380     100,580,669
-------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                $ 90,531,338    $ 96,462,259    $ 97,176,380
===========================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                       $    141,089    $    149,112    $    158,730
===========================================================================================

                                                INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
                                              --------------------------------------------
                                                SIX MONTHS
                                                     ENDED      YEAR ENDED      YEAR ENDED
                                                   2/28/09         8/31/08         8/31/07
-------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                         $  5,606,923    $ 12,102,624    $ 11,372,772
Net realized gain (loss) from:
   Investments                                  (7,018,034)      1,445,377         (30,877)
   Forward swaps                                        --         856,758         419,200
   Futures                                        (913,786)             --              --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                  (8,290,218)     (7,171,193)     (6,140,606)
   Forward swaps                                 1,751,141        (656,230)       (181,996)
   Futures                                              --              --              --
Distributions to Auction Rate Preferred
   shareholders:
   From net investment income                   (1,221,762)     (3,061,483)     (3,120,823)
   From accumulated net realized gains            (278,398)             --              --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                             (10,364,134)      3,515,853       2,317,670
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                      (4,271,704)     (8,125,762)     (8,545,402)
From accumulated net realized gains             (1,819,712)             --              --
-------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                          (6,091,416)     (8,125,762)     (8,545,402)
-------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Common shares:
   Net proceeds from shares issued to
     shareholders due to
     reinvestment of distributions                      --              --              --
   Repurchased                                    (446,744)             --              --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                     (446,744)             --              --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                 (16,902,294)     (4,609,909)     (6,227,732)
Net assets applicable to Common
   shares at the beginning of period           179,733,590     184,343,499     190,571,231
-------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                $162,831,296    $179,733,590    $184,343,499
===========================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                       $    813,804    $    707,293    $   (179,908)
===========================================================================================

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS (continued)

                                                    CALIFORNIA PREMIUM INCOME (NCU)
                                              ---------------------------------------------
                                                SIX MONTHS
                                                     ENDED      YEAR ENDED      YEAR ENDED
                                                   2/28/09         8/31/08         8/31/07
-------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                         $  2,462,997    $  5,317,766    $  5,169,371
Net realized gain (loss) from:
   Investments                                  (1,743,990)        118,683        (251,856)
   Forward swaps                                        --         239,634         (57,143)
   Futures                                              --              --              --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                  (5,711,715)     (2,804,244)     (2,648,488)
   Forward swaps                                        --           1,018          (1,018)
   Futures                                              --              --              --
Distributions to Auction Rate Preferred
   shareholders:
   From net investment income                     (599,218)     (1,399,028)     (1,400,856)
   From accumulated net realized gains             (13,364)             --         (50,482)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                              (5,605,290)      1,473,829         759,528
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                      (1,923,138)     (3,707,671)     (3,863,107)
From accumulated net realized gains                (35,229)             --        (177,846)
-------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                          (1,958,367)     (3,707,671)     (4,040,953)
-------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Common shares:
   Net proceeds from shares issued to
     shareholders due to
     reinvestment of distributions                      --              --          14,098
   Repurchased                                    (142,381)             --              --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                     (142,381)             --          14,098
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                  (7,706,038)     (2,233,842)     (3,267,327)
Net assets applicable to Common
   shares at the beginning of period            78,965,847      81,199,689      84,467,016
-------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                $ 71,259,809    $ 78,965,847    $ 81,199,689
===========================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                       $     88,253    $    150,354    $    (60,685)
===========================================================================================

                                                     CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                              ---------------------------------------------
                                                SIX MONTHS
                                                     ENDED      YEAR ENDED      YEAR ENDED
                                                   2/28/09         8/31/08         8/31/07
-------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                         $ 11,393,398    $ 24,047,246    $ 23,391,916
Net realized gain (loss) from:
   Investments                                 (16,935,690)      4,832,689       1,330,465
   Forward swaps                                        --       4,168,843        (824,000)
   Futures                                              --              --          29,877
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                 (31,383,162)    (18,634,531)    (14,848,472)
   Forward swaps                                        --      (2,275,676)      1,437,247
   Futures                                              --              --         (27,339)
Distributions to Auction Rate Preferred
   shareholders:
   From net investment income                   (2,075,909)     (5,502,755)     (5,740,999)
   From accumulated net realized gains            (449,153)       (260,925)       (310,662)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                             (39,450,516)      6,374,891       4,438,033
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                      (8,875,536)    (17,328,427)    (18,656,213)
From accumulated net realized gains             (6,184,699)       (838,245)     (1,250,132)
-------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                         (15,060,235)    (18,166,672)    (19,906,345)
-------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Common shares:
   Net proceeds from shares issued to
     shareholders due to
     reinvestment of distributions                      --              --         475,567
   Repurchased                                          --              --              --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                           --              --         475,567
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                 (54,510,751)    (11,791,781)    (14,992,745)
Net assets applicable to Common
   shares at the beginning of period           338,731,638     350,523,419     365,516,164
-------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                $284,220,887    $338,731,638    $350,523,419
===========================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                       $    675,633    $    234,601    $   (979,692)
===========================================================================================

                                 See accompanying notes to financial statements.

                                                   CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
                                              ---------------------------------------------
                                                SIX MONTHS
                                                     ENDED      YEAR ENDED      YEAR ENDED
                                                   2/28/09         8/31/08         8/31/07
-------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                         $  7,567,859    $ 14,898,561    $ 14,244,418
Net realized gain (loss) from:
   Investments                                  (2,624,444)       (313,737)       (394,576)
   Forward swaps                                        --       1,314,381         352,500
   Futures                                              --              --              --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                 (19,142,795)     (6,006,208)     (8,830,002)
   Forward swaps                                        --        (396,451)       (351,758)
   Futures                                              --              --              --
Distributions to Auction Rate Preferred
   shareholders:
   From net investment income                   (1,602,421)     (3,691,110)     (3,680,820)
   From accumulated net realized gains            (186,582)             --              --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                             (15,988,383)      5,805,436       1,339,762
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                      (5,371,458)    (10,247,217)    (11,272,438)
From accumulated net realized gains               (517,910)             --              --
-------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                          (5,889,368)    (10,247,217)    (11,272,438)
-------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Common shares:
   Net proceeds from shares issued to
     shareholders due to
     reinvestment of distributions                      --              --         104,551
   Repurchased                                    (188,113)             --              --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                     (188,113)             --         104,551
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                 (22,065,864)     (4,441,781)     (9,828,125)
Net assets applicable to Common
   shares at the beginning of period           212,889,967     217,331,748     227,159,873
-------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                $190,824,103    $212,889,967    $217,331,748
===========================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                       $    886,607    $    265,440    $   (655,912)
===========================================================================================


                                                  CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
                                              ---------------------------------------------
                                                SIX MONTHS
                                                     ENDED      YEAR ENDED      YEAR ENDED
                                                   2/28/09         8/31/08         8/31/07
-------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                         $ 12,039,038    $ 24,759,707    $ 23,582,231
Net realized gain (loss) from:
   Investments                                 (10,532,016)       (978,786)     (1,177,206)
   Forward swaps                                        --      (1,478,000)       (401,000)
   Futures                                      (1,011,691)       (291,364)             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                 (37,615,750)    (14,054,312)    (15,582,514)
   Forward swaps                                (2,246,298)         57,314        (652,859)
   Futures                                              --              --              --
Distributions to Auction Rate Preferred
   shareholders:
   From net investment income                   (2,211,134)     (6,076,255)     (6,425,421)
   From accumulated net realized gains                  --              --              --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                             (41,577,851)      1,938,304        (656,769)
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                      (8,904,831)    (17,085,692)    (18,308,241)
From accumulated net realized gains                     --              --              --
-------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                          (8,904,831)    (17,085,692)    (18,308,241)
-------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Common shares:
   Net proceeds from shares issued to
     shareholders due to
     reinvestment of distributions                      --              --         298,310
   Repurchased                                    (120,362)             --              --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                     (120,362)             --         298,310
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                 (50,603,044)    (15,147,388)    (18,666,700)
Net assets applicable to Common
   shares at the beginning of period           328,658,669     343,806,057     362,472,757
-------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                $278,055,625    $328,658,669    $343,806,057
===========================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                       $  1,629,645    $    718,052    $   (878,892)
===========================================================================================

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS (continued)

                                                INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
                                              ---------------------------------------------
                                                SIX MONTHS
                                                     ENDED      YEAR ENDED      YEAR ENDED
                                                   2/28/09         8/31/08         8/31/07
-------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                         $  7,640,002    $ 15,678,470    $ 15,395,108
Net realized gain (loss) from:
   Investments                                  (1,321,731)      1,337,028         653,722
   Forward swaps                                        --         731,015        (200,000)
   Futures                                              --              --              --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                 (14,959,271)     (6,994,006)     (8,944,129)
   Forward swaps                                        --         (24,419)         24,419
   Futures                                              --              --              --
Distributions to Auction Rate Preferred
   shareholders:
   From net investment income                   (1,586,640)     (3,886,043)     (4,037,528)
   From accumulated net realized gains            (201,085)       (116,419)        (10,666)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                             (10,428,725)      6,725,626       2,880,926
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                      (5,686,357)    (10,952,422)    (11,778,209)
From accumulated net realized gains               (568,639)       (340,878)        (39,709)
-------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                          (6,254,996)    (11,293,300)    (11,817,918)
-------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Common shares:
   Net proceeds from shares issued to
     shareholders due to
     reinvestment of distributions                      --              --         335,845
   Repurchased                                    (204,888)             --              --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                     (204,888)             --         335,845
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                 (16,888,609)     (4,567,674)     (8,601,147)
Net assets applicable to Common
   shares at the beginning of period           223,355,768     227,923,442     236,524,589
-------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                $206,467,159    $223,355,768    $227,923,442
===========================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                       $    662,312    $    310,679    $   (520,310)
===========================================================================================

                                               INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
                                              ---------------------------------------------
                                                SIX MONTHS
                                                     ENDED      YEAR ENDED      YEAR ENDED
                                                   2/28/09         8/31/08         8/31/07
-------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                         $  2,267,947    $  5,733,820    $  5,654,749
Net realized gain (loss) from:
   Investments                                  (1,135,147)      1,101,623          91,706
   Forward swaps                                        --         128,891         (57,143)
   Futures                                              --              --              --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                  (6,558,916)     (3,013,642)     (2,767,618)
   Forward swaps                                        --         (12,888)         12,888
   Futures                                              --              --              --
Distributions to Auction Rate Preferred
   shareholders:
   From net investment income                      (13,824)     (1,400,428)     (1,431,890)
   From accumulated net realized gains             (42,336)             --              --
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                              (5,482,276)      2,537,376       1,502,692
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                      (2,083,880)     (4,167,394)     (4,166,045)
From accumulated net realized gains               (303,752)             --              --
-------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                          (2,387,632)     (4,167,394)     (4,166,045)
-------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Common shares:
   Net proceeds from shares issued to
     shareholders due to
     reinvestment of distributions                      --          17,615          32,211
   Repurchased                                          --              --              --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                           --          17,615          32,211
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                  (7,869,908)     (1,612,403)     (2,631,142)
Net assets applicable to Common
   shares at the beginning of period            83,531,260      85,143,663      87,774,805
-------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                $ 75,661,352    $ 83,531,260    $ 85,143,663
===========================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                       $    249,837    $     51,473    $   (109,506)
===========================================================================================

                                 See accompanying notes to financial statements.

|Statement of CASH FLOWS

                                                                                     INSURED CALIFORNIA
                                                                                   PREMIUM INCOME 2 (NCL)
                                                                                ----------------------------
                                                                                  SIX MONTHS
                                                                                       ENDED      YEAR ENDED
                                                                                     2/28/09         8/31/08
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
   SHARES FROM OPERATIONS                                                       $(10,364,134)   $  3,515,853

Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)
   operating activities:
   Purchases of investments                                                      (24,566,262)    (34,316,455)
   Proceeds from sales and maturities of investments                              22,624,491      35,625,054
   Proceeds from (Purchases of) short-term investments, net                               --              --
   Proceeds from terminated forward swaps                                                 --         856,758
   Proceeds from closed/expired futures contracts                                   (913,786)             --
   Amortization (Accretion) of premiums and discounts, net                          (223,123)       (221,538)
   (Increase) Decrease in receivable for interest                                    146,364          79,581
   (Increase) Decrease in receivable for investments sold                           (175,000)      7,643,125
   (Increase) Decrease in other assets                                                16,941           1,252
   Increase (Decrease) in payable for investments purchased                               --      (1,235,799)
   Increase (Decrease) in payable for Auction Rate Preferred shares redeemed
     and/or noticed for redemption, at liquidation value                          (7,575,000)      7,575,000
   Increase (Decrease) in payable for Auction Rate Preferred share dividends         261,942           6,682
   Increase (Decrease) in Variable Rate Demand Preferred shares offering
     cost payable                                                                         --              --
   Increase (Decrease) in accrued management fees                                    (24,664)         (2,402)
   Increase (Decrease) in accrued other liabilities                                   17,123          12,394
   Net realized (gain) loss from investments                                       7,018,034      (1,445,377)
   Net realized (gain) loss from forward swaps                                            --        (856,758)
   Net realized (gain) loss from futures                                             913,786              --
   Change in net unrealized (appreciation) depreciation of investments             8,290,218       7,171,193
   Change in net unrealized (appreciation) depreciation of forward swaps          (1,751,141)        656,230
   Taxes paid on undistributed capital gains                                            (812)         (1,360)
-------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                            (6,305,023)     25,063,433
-------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

Increase (Decrease) in cash overdraft balance                                             --      (4,976,292)
Increase (Decrease) in floating rate obligations                                   9,000,000      11,060,000
Increase (Decrease) in Variable Rate Demand Preferred shares                              --              --
Cash distributions paid to Common shareholders                                    (6,052,234)     (8,158,035)
Cost of Common shares repurchased                                                   (446,744)             --
(Increase) Decrease in deferred Variable Rate Demand Preferred share
offering cost                                                                             --              --
Increase (Decrease) in Preferred shares                                                   --     (15,175,000)
-------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                             2,501,022     (17,249,327)
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                   (3,804,001)      7,814,106
Cash and cash equivalents at the beginning of period                               7,814,106              --
-------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT THE END OF PERIOD                                  $  4,010,105    $  7,814,106
=============================================================================================================

                                                                                      INSURED CALIFORNIA
                                                                                   TAX-FREE ADVANTAGE (NKX)
                                                                                ----------------------------
                                                                                  SIX MONTHS
                                                                                       ENDED      YEAR ENDED
                                                                                     2/28/09         8/31/08
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
   SHARES FROM OPERATIONS                                                       $ (5,482,276)   $  2,537,376

Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)
   operating activities:
   Purchases of investments                                                       (3,226,053)    (34,917,108)
   Proceeds from sales and maturities of investments                              11,401,613      44,533,576
   Proceeds from (Purchases of) short-term investments, net                       (4,000,000)             --
   Proceeds from terminated forward swaps                                                 --         128,891
   Proceeds from closed/expired futures contracts                                         --              --
   Amortization (Accretion) of premiums and discounts, net                           (88,183)       (171,570)
   (Increase) Decrease in receivable for interest                                    122,582         (68,845)
   (Increase) Decrease in receivable for investments sold                                 --         942,803
   (Increase) Decrease in other assets                                                 3,191             (95)
   Increase (Decrease) in payable for investments purchased                               --        (984,700)
   Increase (Decrease) in payable for Auction Rate Preferred shares redeemed
     and/or noticed for redemption, at liquidation value                         (45,000,000)     45,000,000
   Increase (Decrease) in payable for Auction Rate Preferred share dividends         (10,368)          5,374
   Increase (Decrease) in Variable Rate Demand Preferred shares offering
     cost payable                                                                    (91,737)        175,000
   Increase (Decrease) in accrued management fees                                     (1,043)          8,503
   Increase (Decrease) in accrued other liabilities                                  (24,814)          4,572
   Net realized (gain) loss from investments                                       1,135,147      (1,101,623)
   Net realized (gain) loss from forward swaps                                            --        (128,891)
   Net realized (gain) loss from futures                                                  --              --
   Change in net unrealized (appreciation) depreciation of investments             6,558,916       3,013,642
   Change in net unrealized (appreciation) depreciation of forward swaps                  --          12,888
   Taxes paid on undistributed capital gains                                          (6,518)             --
-------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                           (38,709,543)     58,989,793
-------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

Increase (Decrease) in cash overdraft balance                                             --      (3,248,892)
Increase (Decrease) in floating rate obligations                                  (3,750,000)      3,750,000
Increase (Decrease) in Variable Rate Demand Preferred shares                              --      35,500,000
Cash distributions paid to Common shareholders                                    (2,385,993)     (4,149,397)
Cost of Common shares repurchased                                                         --              --
(Increase) Decrease in deferred Variable Rate Demand Preferred share
offering cost                                                                          8,758        (528,790)
Increase (Decrease) in Preferred shares                                                   --     (45,000,000)
-------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                            (6,127,235)    (13,677,079)
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                  (44,836,778)     45,312,714
Cash and cash equivalents at the beginning of period                              45,312,714              --
-------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT THE END OF PERIOD                                  $    475,936    $ 45,312,714
=============================================================================================================

                                 See accompanying notes to financial statements.

| Statement of CASH FLOWS (continued)

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Non-cash financing activities included herein consist of reinvestments of Common share distributions of $17,615 for Insured California Tax-Free Advantage (NKX) for the fiscal year ended August 31, 2008.

Cash paid for interest (excluding amortization of offering costs, where applicable) was as follows:

                              INSURED CALIFORNIA           INSURED CALIFORNIA
                            PREMIUM INCOME 2 (NCL)      TAX-FREE ADVANTAGE (NKX)
                           -----------------------------------------------------
                            SIX MONTHS                  SIX MONTHS
                                 ENDED    YEAR ENDED         ENDED    YEAR ENDED
                               2/28/09       8/31/08       2/28/09       8/31/08
--------------------------------------------------------------------------------
Cash paid for interest     $   225,768    $   40,691    $  368,392    $   66,087
================================================================================

                                 See accompanying notes to financial statements.

| Notes to FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc.
(NCL), Nuveen California Premium Income Municipal Fund (NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3
(NZH), Nuveen Insured California Dividend Advantage Municipal Fund (NKL) and Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX) (collectively, the "Funds"). Common shares of Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange while Common shares of California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) are traded on the NYSE Alternext US (formerly American Stock Exchange). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

During the current fiscal period, the Board of Directors/Trustees of the Funds approved a change in the Funds' fiscal and tax year ends from August 31 to February 28/29.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

| Notes to FINANCIAL STATEMENTS (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Auction Rate Preferred Shares

The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of February 28, 2009, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                              INSURED       INSURED
                           CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                              PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                               INCOME      INCOME 2        INCOME     ADVANTAGE
                                 (NPC)         (NCL)         (NCU)         (NAC)
--------------------------------------------------------------------------------
Number of shares:
  Series M                         --            --         1,635            --
  Series T                      1,800         1,597            --            --
  Series TH                        --         1,596            --         2,710
  Series F                         --            --            --         2,711
--------------------------------------------------------------------------------
Total                           1,800         3,193         1,635         5,421
================================================================================

                                                                        INSURED
                                 CALIFORNIA        CALIFORNIA        CALIFORNIA
                                   DIVIDEND          DIVIDEND          DIVIDEND
                                ADVANTAGE 2       ADVANTAGE 3         ADVANTAGE
                                       (NVX)             (NZH)             (NKL)
--------------------------------------------------------------------------------
Number of shares:
  Series M                            2,200             3,081                --
  Series T                               --                --             2,165
  Series TH                              --             3,082                --
  Series F                            2,200                --             2,165
--------------------------------------------------------------------------------
Total                                 4,400             6,163             4,330
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

As of February 28, 2009, Insured California Premium Income 2 (NCL), California Premium Income (NCU), California Dividend Advantage (NAC), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) redeemed $15,175,000, $2,125,000, $39,475,000, $32,925,000, $9,750,000 and $45,000,000 of their outstanding
Auction Rate Preferred shares, respectively, at liquidation value. Insured California Premium Income (NPC) and California Dividend Advantage 2 (NVX) have not redeemed any of their Auction Rate Preferred shares.

Variable Rate Demand Preferred Shares

On August 7, 2008, Insured California Tax-Free Advantage (NKX) issued 355 Series 1 Variable Rate Demand Preferred shares, $100,000 liquidation value per share, in a privately negotiated offering. Proceeds of this offering along with the proceeds from the Fund's creation of tender option bonds (TOBs), also known as "floaters" or floating rate obligations, were used to redeem all of the Fund's outstanding Auction Rate Preferred shares totaling $45,000,000. The Variable Rate Demand Preferred shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, have a maturity date of August 1, 2038 and include a liquidity feature that allows the Variable Rate Demand Preferred shareholders to have their shares purchased by the liquidity provider in the event that sell orders are not matched with purchase orders in a remarketing. Dividends on the Variable Rate Demand Preferred shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the liquidation value of the Variable Rate Demand Preferred shares approximates fair value.

Subject to certain conditions, Variable Rate Demand Preferred shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the Variable Rate Demand Preferred shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Insured California Tax-Free Advantage (NKX) had all of its $35,500,000 Variable Rate Demand Preferred shares outstanding for the six months ended February 28, 2009, with an annualized interest rate of 1.99%.

For financial reporting purposes only, Variable Rate Demand Preferred shares, at the liquidation value are recorded as a liability on the Statement of Assets and Liabilities and the dividends paid on the Variable Rate Demand Preferred shares are included as a component of "Interest expense" on the Statement of Operations.

| Notes to FINANCIAL STATEMENTS (continued)

Insurance

Except to the extent that each of Insured California Premium Income (NPC) and Insured California Premium Income 2 (NCL) invests in temporary investments, all of the assets of each Fund will be invested in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities to ensure timely payment of principal and interest. Insurers must have a claims paying ability rated "Aaa" by Moody's or "AAA" by S&P. Municipal securities backed by an escrow account or trust account will not constitute more than 20% of the Fund's assets.

Under normal circumstances, Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) will invest at least 80% of their net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, each of Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) will invest at least 80% of its net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) in municipal securities that are rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Each of Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) may also invest up to 20% of its net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) in municipal securities rated below "AA" but at least "BBB" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense" on the Statement of Operations.

During the six months ended February 28, 2009, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At February 28, 2009, the Funds were not invested in any externally-deposited Recourse Trusts.

                          INSURED      INSURED                                                            INSURED      INSURED
                       CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                          PREMIUM      PREMIUM      PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND     DIVIDEND     TAX-FREE
                           INCOME     INCOME 2       INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                             (NPC)        (NCL)        (NCU)        (NAC)         (NVX)         (NZH)        (NKL)        (NKX)
-------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to
   Recourse Trusts     $       --   $       --   $       --   $       --   $        --   $        --   $       --   $       --
===============================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended February 28, 2009, were as follows:

                                                         INSURED              INSURED
                                                      CALIFORNIA           CALIFORNIA          CALIFORNIA           CALIFORNIA
                                                         PREMIUM              PREMIUM             PREMIUM             DIVIDEND
                                                          INCOME             INCOME 2              INCOME            ADVANTAGE
                                                            (NPC)                (NCL)               (NCU)                (NAC)
-------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                     $       --         $ 19,910,829         $ 5,999,867         $ 16,061,901
Average annual interest rate and fees                         --%                2.29%               2.32%                2.57%
===============================================================================================================================

                                                                                                  INSURED              INSURED
                                                      CALIFORNIA           CALIFORNIA          CALIFORNIA           CALIFORNIA
                                                        DIVIDEND             DIVIDEND            DIVIDEND             TAX-FREE
                                                     ADVANTAGE 2          ADVANTAGE 3          ADVANTAGE            ADVANTAGE
                                                            (NVX)                (NZH)               (NKL)                (NKX)
-------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                    $ 4,065,044         $ 14,073,978         $ 7,520,884         $    808,011
Average annual interest rate and fees                       2.39%                2.30%               2.32%                4.45%
===============================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued)

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. Insured California Premium Income 2 (NCL) and California Dividend Advantage 3 (NZH) invested in forward interest rate swap transactions during the six months ended February 28, 2009.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Insured California Premium Income 2 (NCL) and California Dividend Advantage 3 (NZH) invested in futures contracts during the six months ended February 28, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Insured California Tax-Free Advantage (NKX) in connection with its offering of Variable Rate Demand Preferred shares ($530,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares and are recognized as "Amortization of offering costs" on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

| Notes to FINANCIAL STATEMENTS (continued)

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund's fair value measurements as of February 28, 2009:

INSURED CALIFORNIA PREMIUM INCOME (NPC)         LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                    $     --   $ 133,569,802    $     --   $ 133,569,802
====================================================================================================

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)       LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                    $     --   $ 254,436,434    $     --   $ 254,436,434
Derivatives*                                         --       1,751,141          --       1,751,141
----------------------------------------------------------------------------------------------------
Total                                          $     --   $ 256,187,575    $     --   $ 256,187,575
====================================================================================================

CALIFORNIA PREMIUM INCOME (NCU)                 LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                    $     --   $ 114,136,934    $     --   $ 114,136,934
====================================================================================================

CALIFORNIA DIVIDEND ADVANTAGE (NAC)             LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                    $     --   $ 426,125,802    $     --   $ 426,125,802
====================================================================================================

CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)           LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                    $     --   $ 300,745,579    $     --   $ 300,745,579
====================================================================================================

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)           LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                    $     --   $ 440,176,379    $     --   $ 440,176,379
Derivatives*                                         --      (2,841,843)         --      (2,841,843)
----------------------------------------------------------------------------------------------------
Total                                          $     --   $ 437,334,536    $     --   $ 437,334,536
====================================================================================================

INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)     LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                    $     --   $ 319,298,553    $     --   $ 319,298,553
====================================================================================================

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)     LEVEL 1         LEVEL 2     LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------
Investments                                    $     --   $ 109,158,643    $     --   $ 109,158,643
====================================================================================================

* Represents net unrealized appreciation (depreciation). Derivatives may include outstanding futures, forward and swap contracts. See Investments in Derivatives within the Fund's Portfolio of Investments.

3. FUND SHARES

Common Shares

On July 30, 2008, the Funds' Board of Directors/Trustees approved an open market share repurchase program under which each Fund may repurchase an aggregate of up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                           INSURED CALIFORNIA PREMIUM INCOME (NPC)     INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
                                         ------------------------------------------   ------------------------------------------
                                           SIX MONTHS                                   SIX MONTHS
                                                ENDED     YEAR ENDED     YEAR ENDED          ENDED     YEAR ENDED     YEAR ENDED
                                              2/28/09        8/31/08        8/31/07        2/28/09        8/31/08        8/31/07
--------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
      to reinvestment of distributions             --             --          4,166             --             --             --
   Repurchased                                 (6,200)            --             --        (41,800)            --             --
--------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased           $      12.00             --             --   $      10.67             --             --
   Discount per share repurchased               15.30%            --             --          17.79%            --             --
================================================================================================================================

                                              CALIFORNIA PREMIUM INCOME (NCU)            CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                         ------------------------------------------   ------------------------------------------
                                           SIX MONTHS                                  SIX MONTHS
                                                ENDED      YEAR ENDED    YEAR ENDED          ENDED     YEAR ENDED     YEAR ENDED
                                              2/28/09         8/31/08       8/31/07        2/28/09        8/31/08        8/31/07
--------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
      to reinvestment of distributions             --             --            972             --             --         29,993
   Repurchased                                (14,700)            --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased           $       9.67             --             --             --             --             --
   Discount per share repurchased               22.26%            --             --             --             --             --
================================================================================================================================

                                            CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)        CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
                                         ------------------------------------------   ------------------------------------------
                                           SIX MONTHS                                   SIX MONTHS
                                                ENDED     YEAR ENDED     YEAR ENDED          ENDED     YEAR ENDED     YEAR ENDED
                                              2/28/09        8/31/08        8/31/07        2/28/09        8/31/08        8/31/07
--------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
      to reinvestment of distributions             --             --          6,762             --             --         19,501
   Repurchased                                (18,300)            --             --        (12,900)            --             --
--------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased           $      10.26             --             --   $       9.31             --             --
   Discount per share repurchased               21.40%            --             --          19.85%            --             --
================================================================================================================================

                                         INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)  INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
                                         ------------------------------------------   ------------------------------------------
                                           SIX MONTHS                                   SIX MONTHS
                                                ENDED     YEAR ENDED     YEAR ENDED          ENDED     YEAR ENDED     YEAR ENDED
                                              2/28/09        8/31/08        8/31/07        2/28/09        8/31/08        8/31/07
--------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
      to reinvestment of distributions             --             --         21,450             --          1,226          2,139
   Repurchased                                (19,000)            --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased           $      10.76             --             --             --             --             --
   Discount per share repurchased               21.01%            --             --             --             --             --
================================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued)

Preferred Shares

Insured California Premium Income (NPC) and California Dividend Advantage 2
(NVX) did not redeem and/or notice for redemption any of their Auction Rate-Preferred shares during the six months ended February 28, 2009, or during the fiscal years ended August 31, 2008 and August 31, 2007. Transactions in Auction Rate Preferred shares were as follows:

                                                                               INSURED CALIFORNIA
                                                                             PREMIUM INCOME 2 (NCL)
                                               ---------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                      YEAR ENDED                    YEAR ENDED
                                                      2/28/09                       8/31/08                       8/31/07
                                               ---------------------------------------------------------------------------------
                                               SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed
   and/or noticed for redemption:
   Series T                                        --         $   --            303   $  7,575,000             --        $    --
   Series TH                                       --             --            304      7,600,000             --             --
--------------------------------------------------------------------------------------------------------------------------------
Total                                              --         $   --            607   $ 15,175,000             --        $    --
================================================================================================================================

                                                                                    CALIFORNIA
                                                                               PREMIUM INCOME (NCU)
                                               ---------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                      YEAR ENDED                    YEAR ENDED
                                                      2/28/09                       8/31/08                       8/31/07
                                               ---------------------------------------------------------------------------------
                                               SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed
   and/or noticed for redemption:
   Series M                                        85     $2,125,000             --   $         --             --        $    --
================================================================================================================================

                                                                              CALIFORNIA DIVIDEND
                                                                                 ADVANTAGE (NAC)
                                               ---------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                       ENDED                      YEAR ENDED                    YEAR ENDED
                                                      2/28/09                       8/31/08                       8/31/07
                                               ---------------------------------------------------------------------------------
                                               SHARES         AMOUNT         SHARES         AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed
   and/or noticed for redemption:
   Series TH                                       --         $   --            790   $ 19,750,000             --        $    --
   Series F                                        --             --            789     19,725,000             --             --
--------------------------------------------------------------------------------------------------------------------------------
Total                                              --         $   --          1,579   $ 39,475,000             --        $    --
================================================================================================================================

                                                                          CALIFORNIA DIVIDEND
                                                                           ADVANTAGE 3 (NZH)
                                        ------------------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                        YEAR ENDED                    YEAR ENDED
                                                   2/28/09                         8/31/08                       8/31/07
                                        ------------------------------------------------------------------------------------------
                                            SHARES             AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed
   and/or noticed for redemption:
   Series M                                    117   $      2,925,000           542    $13,550,000              --   $          --
   Series TH                                   117          2,925,000           541     13,525,000              --              --
----------------------------------------------------------------------------------------------------------------------------------
Total                                          234   $      5,850,000         1,083    $27,075,000              --   $          --
==================================================================================================================================

                                                                          INSURED CALIFORNIA
                                                                       DIVIDEND ADVANTAGE (NKL)
                                        ------------------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                       YEAR ENDED                   YEAR ENDED
                                                   2/28/09                        8/31/08                      8/31/07
                                        ------------------------------------------------------------------------------------------
                                            SHARES             AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed
   and/or noticed for redemption:
   Series T                                     --   $             --           195   $  4,875,000              --   $          --
   Series F                                     --                 --           195      4,875,000              --              --
----------------------------------------------------------------------------------------------------------------------------------
Total                                           --   $             --           390   $  9,750,000              --   $          --
==================================================================================================================================

                                                                                INSURED CALIFORNIA
                                                                             TAX-FREE ADVANTAGE (NKX)
                                        ------------------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED                        YEAR ENDED                    YEAR ENDED
                                                       2/28/09                         8/31/08                      8/31/07
                                        ------------------------------------------------------------------------------------------
                                            SHARES             AMOUNT        SHARES         AMOUNT          SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed
   and/or noticed for redemption:
   Series TH                                     --   $            --         1,800   $ 45,000,000              --   $          --
==================================================================================================================================

Transactions in Variable Rate Demand Preferred shares were as follows:

                                                                              INSURED CALIFORNIA
                                                                           TAX-FREE ADVANTAGE (NKX)
                                        ------------------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                        YEAR ENDED                   YEAR ENDED
                                                      2/28/09                        8/31/08                       8/31/07
                                        ------------------------------------------------------------------------------------------
                                            SHARES             AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Preferred shares
   issued:
   Series 1                                     --   $            --            355   $ 35,500,000              --   $         --
==================================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued)

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended February 28, 2009, were as follows:

                                                                  INSURED            INSURED
                                                               CALIFORNIA         CALIFORNIA      CALIFORNIA       CALIFORNIA
                                                                  PREMIUM            PREMIUM         PREMIUM         DIVIDEND
                                                                   INCOME           INCOME 2          INCOME        ADVANTAGE
                                                                     (NPC)              (NCL)           (NCU)            (NAC)
-----------------------------------------------------------------------------------------------------------------------------
Purchases                                                      $  860,000        $24,566,262     $14,888,097      $61,804,250
Sales and maturities                                            3,886,299         22,624,491      18,079,390       86,395,712
=============================================================================================================================

                                                                                                     INSURED          INSURED
                                                               CALIFORNIA         CALIFORNIA      CALIFORNIA       CALIFORNIA
                                                                 DIVIDEND           DIVIDEND        DIVIDEND         TAX-FREE
                                                              ADVANTAGE 2        ADVANTAGE 3       ADVANTAGE        ADVANTAGE
                                                                     (NVX)              (NZH)           (NKL)            (NKX)
-----------------------------------------------------------------------------------------------------------------------------
Purchases                                                     $20,653,313        $39,866,957     $12,610,310      $ 3,226,053
Sales and maturities                                           26,763,192         39,099,487       8,972,910       11,401,613
=============================================================================================================================

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2009, the cost of investments was as follows:

                                                                  INSURED            INSURED
                                                               CALIFORNIA         CALIFORNIA     CALIFORNIA        CALIFORNIA
                                                                  PREMIUM            PREMIUM        PREMIUM          DIVIDEND
                                                                   INCOME           INCOME 2         INCOME         ADVANTAGE
                                                                     (NPC)              (NCL)          (NCU)             (NAC)
------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                          $132,641,546       $241,393,745   $113,774,317      $447,859,681
=============================================================================================================================

                                                                                                    INSURED           INSURED
                                                               CALIFORNIA         CALIFORNIA     CALIFORNIA        CALIFORNIA
                                                                 DIVIDEND           DIVIDEND       DIVIDEND          TAX-FREE
                                                              ADVANTAGE 2        ADVANTAGE 3      ADVANTAGE         ADVANTAGE
                                                                     (NVX)              (NZH)          (NKL)             (NKX)
------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                          $314,934,096       $471,068,341   $321,003,834      $115,744,035
==============================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2009, were as follows:

                                                                  INSURED            INSURED
                                                               CALIFORNIA         CALIFORNIA     CALIFORNIA        CALIFORNIA
                                                                  PREMIUM            PREMIUM        PREMIUM          DIVIDEND
                                                                   INCOME           INCOME 2         INCOME         ADVANTAGE
                                                                     (NPC)              (NCL)          (NCU)             (NAC)
------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                               $ 7,279,289    $     6,299,872    $ 3,455,098      $ 12,507,270
   Depreciation                                                (6,351,033)       (13,346,007)    (8,682,489)      (47,106,672)
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
   investments                                                $   928,256    $    (7,046,135)   $(5,227,391)     $(34,599,402)
==============================================================================================================================

                                                                                                     INSURED          INSURED
                                                               CALIFORNIA         CALIFORNIA      CALIFORNIA       CALIFORNIA
                                                                 DIVIDEND           DIVIDEND        DIVIDEND         TAX-FREE
                                                              ADVANTAGE 2        ADVANTAGE 3      ADVANTAGE         ADVANTAGE
                                                                     (NVX)              (NZH)          (NKL)             (NKX)
------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                              $ 12,759,781       $ 11,732,164    $ 10,497,124      $ 2,882,194
   Depreciation                                               (30,253,253)       (56,273,721)    (19,839,820)      (9,467,586)
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
   investments                                               $(17,493,472)      $(44,541,557)   $(9,342,696)      $(6,585,392)
==============================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2009, the Funds' tax year end, were as follows:

                                                                  INSURED            INSURED
                                                               CALIFORNIA         CALIFORNIA      CALIFORNIA       CALIFORNIA
                                                                  PREMIUM            PREMIUM         PREMIUM         DIVIDEND
                                                                   INCOME           INCOME 2          INCOME        ADVANTAGE
                                                                    (NPC)              (NCL)           (NCU)            (NAC)
------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                            $639,719         $1,643,978        $339,004       $2,376,082
Undistributed net ordinary income **                               81,675             39,546               --          811,589
Undistributed net long-term capital gains                          49,280            374,633               --          693,760
==============================================================================================================================

                                                                                                     INSURED          INSURED
                                                               CALIFORNIA         CALIFORNIA      CALIFORNIA       CALIFORNIA
                                                                 DIVIDEND           DIVIDEND        DIVIDEND         TAX-FREE
                                                              ADVANTAGE 2        ADVANTAGE 3      ADVANTAGE         ADVANTAGE
                                                                     (NVX)              (NZH)          (NKL)             (NKX)
------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                          $1,922,975         $3,076,255      $1,515,438         $557,045
Undistributed net ordinary income **                                   --                 --             --            20,873
Undistributed net long-term capital gains                              --                 --             --                --
==============================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2009, paid on March 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

| Notes to FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the six months ended February 28, 2009, and during the tax years ended August 31, 2008 and August 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                  INSURED            INSURED
                                                               CALIFORNIA         CALIFORNIA      CALIFORNIA       CALIFORNIA
                                                                  PREMIUM            PREMIUM         PREMIUM         DIVIDEND
                                                                   INCOME           INCOME 2          INCOME        ADVANTAGE
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2009                           (NPC)              (NCL)           (NCU)            (NAC)
------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                    $2,881,331         $5,194,372      $2,510,654      $10,494,023
Distributions from net ordinary income **                         678,143            174,474              --        3,578,861
Distributions from net long-term capital gains****                413,615          1,923,636          48,738        3,054,991
==============================================================================================================================

                                                                                                     INSURED          INSURED
                                                               CALIFORNIA         CALIFORNIA      CALIFORNIA       CALIFORNIA
                                                                 DIVIDEND           DIVIDEND        DIVIDEND         TAX-FREE
                                                              ADVANTAGE 2        ADVANTAGE 3       ADVANTAGE        ADVANTAGE
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2009                           (NVX)              (NZH)           (NKL)            (NKX)
------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                    $6,778,776        $11,094,973      $7,072,249       $2,395,806
Distributions from net ordinary income **                          32,516                 --         616,317               --
Distributions from net long-term capital gains****                672,624                 --         153,290          408,931
==============================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the six months ended February 28, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the six months ended February 28, 2009.

                                                                  INSURED            INSURED
                                                               CALIFORNIA         CALIFORNIA      CALIFORNIA       CALIFORNIA
                                                                  PREMIUM            PREMIUM         PREMIUM         DIVIDEND
                                                                   INCOME           INCOME 2          INCOME        ADVANTAGE
2008                                                                 (NPC)              (NCL)           (NCU)            (NAC)
------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                       $6,134,637        $11,218,712      $5,106,134      $22,909,598
Distributions from net ordinary income **                          65,183                 --              --               --
Distributions from net long-term capital gains                     46,723                 --              --        1,099,170
==============================================================================================================================

                                                                                                     INSURED          INSURED
                                                               CALIFORNIA         CALIFORNIA      CALIFORNIA       CALIFORNIA
                                                                 DIVIDEND           DIVIDEND        DIVIDEND         TAX-FREE
                                                              ADVANTAGE 2        ADVANTAGE 3       ADVANTAGE        ADVANTAGE
2008                                                                (NVX)              (NZH)           (NKL)            (NKX)
------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                      $13,977,615        $23,159,643     $14,876,094       $5,562,376
Distributions from net ordinary income **                              --                 --              --               --
Distributions from net long-term capital gains                         --                 --         457,297               --
==============================================================================================================================

                                                                          INSURED       INSURED
                                                                       CALIFORNIA    CALIFORNIA   CALIFORNIA    CALIFORNIA
                                                                          PREMIUM       PREMIUM      PREMIUM      DIVIDEND
                                                                           INCOME      INCOME 2       INCOME     ADVANTAGE
2007                                                                         (NPC)         (NCL)        (NCU)         (NAC)
---------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                               $6,064,156   $11,716,879   $5,291,072   $24,556,552
Distributions from net ordinary income **                                  46,600            --           --           395
Distributions from net long-term capital gains                            604,806            --      228,328     1,560,803
===========================================================================================================================

                                                                                                     INSURED       INSURED
                                                                       CALIFORNIA    CALIFORNIA   CALIFORNIA    CALIFORNIA
                                                                         DIVIDEND      DIVIDEND     DIVIDEND      TAX-FREE
                                                                      ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE     ADVANTAGE
2007                                                                         (NVX)         (NZH)        (NKL)         (NKX)
---------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $15,011,893  $24,913,042   $15,884,429    $5,618,698
Distributions from net ordinary income **                                      --            --           --            --
Distributions from net long-term capital gains                                 --            --       50,375            --
===========================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2009, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                     INSURED       INSURED
                                             CALIFORNIA   CALIFORNIA   CALIFORNIA    CALIFORNIA   CALIFORNIA    CALIFORNIA
                                                PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND     DIVIDEND      TAX-FREE
                                                 INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE     ADVANTAGE
                                                   (NCU)        (NAC)        (NVX)         (NZH)        (NKL)         (NKX)
---------------------------------------------------------------------------------------------------------------------------
Expiration:
   February 28, 2011                         $       --  $        --  $        --   $ 2,816,211   $       --    $       --
   February 29, 2012                                 --           --           --       323,840           --            --
   February 29, 2016                                 --           --           --     3,869,938           --            --
   February 28, 2017                             88,523   14,137,598      926,547     4,536,999      240,670       590,949
---------------------------------------------------------------------------------------------------------------------------
Total                                        $   88,523  $14,137,598     $926,547   $11,546,988   $  240,670    $  590,949
===========================================================================================================================

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through February 28, 2009, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                           INSURED      INSURED
                                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA    CALIFORNIA
                                                                           PREMIUM      PREMIUM      PREMIUM      DIVIDEND
                                                                            INCOME     INCOME 2       INCOME     ADVANTAGE
                                                                             (NPC)        (NCL)        (NCU)         (NAC)
---------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                             $   28,044   $8,852,567   $1,652,580    $2,780,771
===========================================================================================================================

                                                                                                     INSURED       INSURED
                                                                       CALIFORNIA    CALIFORNIA   CALIFORNIA    CALIFORNIA
                                                                         DIVIDEND      DIVIDEND     DIVIDEND      TAX-FREE
                                                                      ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE     ADVANTAGE
                                                                             (NVX)         (NZH)        (NKL)         (NKX)
---------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                            $1,697,447    $7,534,294   $1,282,001      $529,436
===========================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued)

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) of each Fund as follows:

                                                                                   INSURED CALIFORNIA PREMIUM INCOME (NPC)
                                                                                 INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE                                CALIFORNIA PREMIUM INCOME (NCU)
TO AUCTION RATE PREFERRED SHARES OR VARIABLE RATE DEMAND PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                          .4500%
For the next $125 million                                                                                           .4375
For the next $250 million                                                                                           .4250
For the next $500 million                                                                                           .4125
For the next $1 billion                                                                                             .4000
For the next $3 billion                                                                                             .3875
For net assets over $5 billion                                                                                      .3750
==========================================================================================================================

                                                                                       CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                                                                     CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
                                                                                     CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
                                                                               INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO                 INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
AUCTION RATE PREFERRED SHARES OR VARIABLE RATE DEMAND PREFERRED SHARES)                               FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                         .4500%
For the next $125 million                                                                                          .4375
For the next $250 million                                                                                          .4250
For the next $500 million                                                                                          .4125
For the next $1 billion                                                                                            .4000
For net assets over $2 billion                                                                                     .3750
==========================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of February 28, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but which generally includes assets attributable to preferred stock issued by or borrowings (including the issuance of commercial paper or notes) by such fund but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

| Notes to FINANCIAL STATEMENTS (continued)

For the first ten years of California Dividend Advantage's (NAC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                               YEAR ENDING
JULY 31,                                  JULY 31,
--------------------------------------------------------------------------------
1999*                   .30%              2005                              .25%
2000                    .30               2006                              .20
2001                    .30               2007                              .15
2002                    .30               2008                              .10
2003                    .30               2009                              .05
2004                    .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of California Dividend Advantage 2's (NVX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                               YEAR ENDING
MARCH 31,                                 MARCH 31,
--------------------------------------------------------------------------------
2001*                   .30%              2007                              .25%
2002                    .30               2008                              .20
2003                    .30               2009                              .15
2004                    .30               2010                              .10
2005                    .30               2011                              .05
2006                    .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 2 (NVX) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of California Dividend Advantage 3's (NZH) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                               YEAR ENDING
SEPTEMBER 30,                             SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                   .30%              2007                              .25%
2002                    .30               2008                              .20
2003                    .30               2009                              .15
2004                    .30               2010                              .10
2005                    .30               2011                              .05
2006                    .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 3 (NZH) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Insured California Dividend Advantage's (NKL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                               YEAR ENDING
MARCH 31,                                 MARCH 31,
--------------------------------------------------------------------------------
2002*                   .30%              2008                              .25%
2003                    .30               2009                              .20
2004                    .30               2010                              .15
2005                    .30               2011                              .10
2006                    .30               2012                              .05
2007                    .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Dividend Advantage
(NKL) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured California Tax-Free Advantage's (NKX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                               YEAR ENDING
NOVEMBER 30,                              NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                   .32%              2007                              .32%
2003                    .32               2008                              .24
2004                    .32               2009                              .16
2005                    .32               2010                              .08
2006                    .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Tax-Free Advantage
(NKX) for any portion of its fees and expenses beyond November 30, 2010.

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of February 28, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on April 1, 2009, to shareholders of record on March 15, 2009, as follows:

                                INSURED      INSURED
                             CALIFORNIA   CALIFORNIA   CALIFORNIA    CALIFORNIA
                                PREMIUM      PREMIUM      PREMIUM      DIVIDEND
                                 INCOME     INCOME 2       INCOME     ADVANTAGE
                                   (NPC)        (NCL)        (NCU)         (NAC)
--------------------------------------------------------------------------------
Dividend per share               $.0605       $.0580       $.0555        $.0630
================================================================================

                                                         INSURED       INSURED
                           CALIFORNIA    CALIFORNIA   CALIFORNIA    CALIFORNIA
                              DIVIDEND      DIVIDEND     DIVIDEND      TAX-FREE
                           ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE     ADVANTAGE
                                  (NVX)         (NZH)        (NKL)         (NKX)
--------------------------------------------------------------------------------
Dividend per share              $.0660        $.0640       $.0635        $.0590
================================================================================

| Financial HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                                              Investment Operations
                                                        -------------------------------------------------------------------
                                                                                  Distributions   Distributions
                                                                                       from Net            from
                                            Beginning                                Investment         Capital
                                               Common                        Net      Income to        Gains to
                                                Share          Net     Realized/   Auction Rate    Auction Rate
                                            Net Asset   Investment    Unrealized      Preferred       Preferred
                                                Value       Income   Gain (Loss)   Shareholders+   Shareholders+      Total
----------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                     $   14.93   $      .47   $     (.74)  $        (.11)  $        (.02)    $  (.40)
Year Ended 8/31:
2008                                            15.04          .95         (.10)           (.22)             --****     .63
2007                                            15.58          .90         (.40)           (.21)           (.02)        .27
2006                                            16.21          .92         (.38)           (.18)           (.02)        .34
2005                                            16.23          .95          .22            (.10)           (.01)       1.06
2004                                            15.59          .99          .68            (.05)             --        1.62

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                         14.13          .44        (1.12)           (.10)           (.02)       (.80)
Year Ended 8/31:
2008                                            14.50          .95         (.44)           (.24)             --         .27
2007                                            14.99          .89         (.46)           (.25)             --         .18
2006                                            15.33          .90         (.28)           (.20)             --         .42
2005                                            15.12          .91          .29            (.11)             --        1.09
2004                                            14.60          .96          .53            (.06)             --        1.43
============================================================================================================================

                                                     Less Distributions
                                            -------------------------------------
                                                     Net                               Ending
                                              Investment        Capital                Common
                                               Income to       Gains to                 Share    Ending
                                                  Common         Common             Net Asset    Market
                                            Shareholders   Shareholders     Total       Value     Value
-------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
-------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                     $       (.36)  $       (.14)  $  (.50)  $   14.03   $ 12.04
Year Ended 8/31:
2008                                                (.73)          (.01)     (.74)      14.93     13.89
2007                                                (.73)          (.08)     (.81)      15.04     14.96
2006                                                (.83)          (.14)     (.97)      15.58     15.08
2005                                                (.92)          (.16)    (1.08)      16.21     15.90
2004                                                (.93)          (.05)     (.98)      16.23     15.81

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
-------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                             (.34)          (.14)     (.48)      12.85     10.89
Year Ended 8/31:
2008                                                (.64)            --      (.64)      14.13     12.66
2007                                                (.67)            --      (.67)      14.50     13.71
2006                                                (.76)            --      (.76)      14.99     14.19
2005                                                (.88)            --      (.88)      15.33     15.05
2004                                                (.91)            --      (.91)      15.12     15.18
=======================================================================================================

                                                Auction Rate Preferred Shares       Variable Rate Demand Preferred Shares
                                                       at End of Period                        at End of Period
                                            -------------------------------------   -------------------------------------
                                              Aggregate   Liquidation                 Aggregate   Liquidation
                                                 Amount    and Market       Asset        Amount    and Market       Asset
                                            Outstanding         Value    Coverage   Outstanding         Value    Coverage
                                                  (000)     Per Share   Per Share         (000)     Per Share   Per Share
-------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                     $    45,000   $    25,000   $  75,295   $        --   $        --   $      --
Year Ended 8/31:
2008                                             45,000        25,000      78,590            --            --          --
2007                                             45,000        25,000      78,987            --            --          --
2006                                             45,000        25,000      80,878            --            --          --
2005                                             45,000        25,000      83,061            --            --          --
2004                                             45,000        25,000      83,121            --            --          --

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                          79,825        25,000      75,996            --            --          --
Year Ended 8/31:
2008                                             87,400        25,000      76,411            --            --          --
2007                                             95,000        25,000      73,511            --            --          --
2006                                             95,000        25,000      75,150            --            --          --
2005                                             95,000        25,000      76,288            --            --          --
2004                                             95,000        25,000      75,535            --            --          --
=========================================================================================================================

                                                                                    Ratios/Supplemental Data
                                                                     -------------------------------------------------------
                                                                                          Ratios to Average Net Assets
                                                                                           Applicable to Common Shares
                                                Total Returns                              Before Credit/Reimbursement
                                            --------------------                    ----------------------------------------
                                                           Based           Ending
                                                              on              Net
                                               Based      Common           Assets
                                                  on   Share Net       Applicable    Expenses       Expenses            Net
                                              Market       Asset        to Common   Including      Excluding      Investment
                                               Value**     Value**   Shares (000)    Interest++(a)  Interest++(a)     Income++
------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                        (9.25)%     (2.43)%   $     90,531        1.27%*         1.27%*          6.88%*
Year Ended 8/31:
2008                                           (2.21)       4.23           96,462        1.19           1.19            6.24
2007                                            4.61        1.70           97,176        1.22           1.16            5.84
2006                                            1.00        2.23          100,581        1.16           1.16            5.89
2005                                            7.58        6.74          104,510        1.14           1.14            5.85
2004                                           11.80       10.64          104,618        1.17           1.17            6.17
INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                        (9.95)      (5.40)         162,831        1.53*          1.24*           7.15*
Year Ended 8/31:
2008                                           (3.06)       1.86          179,734        1.23           1.21            6.56
2007                                            1.26        1.18          184,343        1.24           1.18            6.00
2006                                            (.63)       2.91          190,571        1.20           1.20            6.05
2005                                            5.10        7.42          194,895        1.17           1.17            6.03
2004                                           12.71       10.02          192,035        1.19           1.19            6.38
==============================================================================================================================

                                                          Ratios/Supplemental Data
                                            ----------------------------------------------------
                                                  Ratios to Average Net Assets
                                                  Applicable to Common Shares
                                                 After Credit/Reimbursement***
                                            ----------------------------------------
                                             Expenses       Expenses             Net   Portfolio
                                            Including      Excluding      Investment    Turnover
                                             Interest++(a)  Interest++(a)     Income++      Rate
-------------------------------------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
-------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                          1.27%*         1.27%*          6.88%*         1%
Year Ended 8/31:
2008                                             1.17           1.17            6.25          17
2007                                             1.20           1.14            5.87           9
2006                                             1.15           1.15            5.90           9
2005                                             1.13           1.13            5.86           9
2004                                             1.16           1.16            6.17          25

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
-------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                          1.50*          1.21*           7.17*          9
Year Ended 8/31:
2008                                             1.22           1.19            6.57          12
2007                                             1.22           1.17            6.01          19
2006                                             1.19           1.19            6.05          14
2005                                             1.17           1.17            6.03           7
2004                                             1.19           1.19            6.38          35
=================================================================================================

*     Annualized.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

****  Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended February 28, 2009.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                           Investment Operations
                                                  ----------------------------------------------------------------------
                                                                             Distributions   Distributions
                                                                                  from Net            from
                                      Beginning                                 Investment         Capital
                                         Common                        Net       Income to        Gains to
                                          Share          Net     Realized/    Auction Rate    Auction Rate
                                      Net Asset   Investment    Unrealized       Preferred       Preferred
                                          Value       Income   Gain (Loss)    Shareholders+   Shareholders+       Total
------------------------------------------------------------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                               $   13.67   $      .43   $     (1.29)     $     (.10)  $          --****  $  (.96)
Year Ended 8/31:
2008                                      14.06          .92          (.43)           (.24)             --          .25
2007                                      14.63          .90          (.52)           (.24)           (.01)         .13
2006                                      15.03          .89          (.30)           (.21)             --          .38
2005                                      14.51          .90           .60            (.12)             --         1.38
2004                                      13.66          .94           .85            (.06)             --         1.73

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                   14.43          .49         (2.07)           (.09)           (.02)       (1.69)
Year Ended 8/31:
2008                                      14.93         1.02          (.50)           (.23)           (.01)         .28
2007                                      15.59         1.00          (.56)           (.24)           (.01)         .19
2006                                      15.98         1.01          (.25)           (.21)             --          .55
2005                                      15.59         1.04           .50            (.12)             --         1.42
2004                                      14.82         1.05           .76            (.06)             --         1.75
========================================================================================================================

                                                 Less Distributions
                                      --------------------------------------
                                               Net                                Ending
                                        Investment        Capital                 Common
                                         Income to       Gains to                  Share    Ending
                                            Common         Common              Net Asset    Market
                                      Shareholders   Shareholders      Total       Value     Value
--------------------------------------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
--------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                               $       (.33)  $       (.01)  $   (.34)  $   12.37   $ 10.06
Year Ended 8/31:
2008                                          (.64)            --       (.64)      13.67     12.58
2007                                          (.67)          (.03)      (.70)      14.06     13.03
2006                                          (.77)          (.01)      (.78)      14.63     14.01
2005                                          (.86)            --       (.86)      15.03     14.37
2004                                          (.88)            --       (.88)      14.51     13.67

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
--------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                       (.38)          (.26)      (.64)      12.10     10.82
Year Ended 8/31:
2008                                          (.74)          (.04)      (.78)      14.43     13.44
2007                                          (.80)          (.05)      (.85)      14.93     14.34
2006                                          (.91)          (.03)      (.94)      15.59     15.97
2005                                          (.98)          (.05)     (1.03)      15.98     16.07
2004                                          (.98)            --       (.98)      15.59     15.00
==================================================================================================

                                          Auction Rate Preferred Shares       Variable Rate Demand Preferred Shares
                                                 at End of Period                         at End of Period
                                      -------------------------------------   -------------------------------------
                                        Aggregate   Liquidation                 Aggregate   Liquidation
                                           Amount    and Market       Asset        Amount    and Market       Asset
                                      Outstanding         Value    Coverage   Outstanding         Value    Coverage
                                            (000)     Per Share   Per Share         (000)     Per Share   Per Share
-------------------------------------------------------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
-------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                               $    40,875   $    25,000   $  68,584   $        --   $        --   $      --
Year Ended 8/31:
2008                                       43,000        25,000      70,910            --            --          --
2007                                       43,000        25,000      72,209            --            --          --
2006                                       43,000        25,000      74,109            --            --          --
2005                                       43,000        25,000      75,456            --            --          --
2004                                       43,000        25,000      73,704            --            --          --

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
-------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                   135,525        25,000      77,430            --            --          --
Year Ended 8/31:
2008                                      135,525        25,000      87,485            --            --          --
2007                                      175,000        25,000      75,075            --            --          --
2006                                      175,000        25,000      77,217            --            --          --
2005                                      175,000        25,000      78,466            --            --          --
2004                                      175,000        25,000      77,152            --            --          --
===================================================================================================================

                                                                               Ratios/Supplemental Data
                                                               -------------------------------------------------------
                                                                                   Ratios to Average Net Assets
                                                                                    Applicable to Common Shares
                                          Total Returns                             Before Credit/Reimbursement
                                      --------------------                    ----------------------------------------
                                                     Based           Ending
                                                        on              Net
                                         Based      Common           Assets
                                            on   Share Net       Applicable    Expenses       Expenses             Net
                                        Market       Asset        to Common   Including      Excluding      Investment
                                         Value**     Value**   Shares (000)    Interest++(a)  Interest++(a)     Income++
------------------------------------------------------------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                 (17.22)%     (6.92)%   $     71,260        1.57%*         1.37%*          7.06%*
Year Ended 8/31:
2008                                      1.51        1.81           78,966        1.34           1.23            6.56
2007                                     (2.21)        .82           81,200        1.29           1.21            6.14
2006                                      3.14        2.72           84,467        1.23           1.23            6.09
2005                                     11.76        9.75           86,785        1.21           1.21            6.08
2004                                     12.04       12.94           83,772        1.23           1.23            6.62

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                 (14.14)     (11.45)         284,221        1.31*          1.17*           7.92*
Year Ended 8/31:
2008                                      (.84)       1.85          338,732        1.26           1.15            6.77
2007                                     (5.19)       1.16          350,523        1.17           1.12            6.24
2006                                      5.47        3.63          365,516        1.13           1.13            6.22
2005                                     14.62        9.41          374,265        1.12           1.12            6.22
2004                                     12.07       12.11          365,066        1.14           1.14            6.38
========================================================================================================================

                                                    Ratios/Supplemental Data
                                      ----------------------------------------------------
                                            Ratios to Average Net Assets
                                            Applicable to Common Shares
                                           After Credit/Reimbursement***
                                      ----------------------------------------
                                       Expenses       Expenses             Net   Portfolio
                                      Including      Excluding      Investment    Turnover
                                       Interest++(a)  Interest++(a)     Income++      Rate
-------------------------------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
-------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                    1.55%*         1.35%*          7.08%*        14%
Year Ended 8/31:
2008                                       1.33           1.21            6.57           5
2007                                       1.27           1.19            6.16          11
2006                                       1.21           1.21            6.10          20
2005                                       1.20           1.20            6.09          13
2004                                       1.22           1.22            6.63          19

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
-------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)
Year Ended 8/31:                           1.22*          1.08*           8.01*         14
2008                                       1.10            .99            6.93          19
2007                                        .94            .89            6.47          20
2006                                        .83            .83            6.51          13
2005                                        .75            .75            6.59           4
2004                                        .70            .70            6.83          12
===========================================================================================

*     Annualized.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

****  Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended February 28, 2009.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                         Investment Operations
                                                    --------------------------------------------------------------------
                                                                               Distributions   Distributions
                                                                                    from Net            from
                                        Beginning                                 Investment         Capital
                                           Common                        Net       Income to        Gains to
                                            Share          Net     Realized/    Auction Rate    Auction Rate
                                        Net Asset   Investment    Unrealized       Preferred       Preferred
                                            Value       Income   Gain (Loss)    Shareholders+   Shareholders+     Total
------------------------------------------------------------------------------------------------------------------------
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                 $   14.39   $      .51   $     (1.47)  $        (.11)  $        (.01)  $  (1.08)
Year Ended 8/31:
2008                                        14.69         1.01          (.37)           (.25)             --        .39
2007                                        15.36          .96          (.62)           (.25)             --        .09
2006                                        15.63          .97          (.19)           (.21)             --        .57
2005                                        14.97          .98           .71            (.12)             --       1.57
2004                                        14.18          .99           .77            (.06)             --       1.70

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                     13.62          .50         (2.13)           (.09)             --      (1.72)
Year Ended 8/31:
2008                                        14.25         1.03          (.70)           (.25)             --        .08
2007                                        15.03          .98          (.73)           (.27)             --       (.02)
2006                                        15.31          .97          (.20)           (.22)             --        .55
2005                                        14.65          .97           .68            (.13)             --       1.52
2004                                        13.72          .98           .88            (.07)             --       1.79
========================================================================================================================

                                                  Less Distributions
                                        --------------------------------------
                                                 Net                                Ending
                                          Investment        Capital                 Common
                                           Income to       Gains to                  Share    Ending
                                              Common         Common              Net Asset    Market
                                        Shareholders   Shareholders      Total       Value     Value
----------------------------------------------------------------------------------------------------
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
----------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                 $       (.36)  $       (.04)  $   (.40)  $   12.91   $ 10.51
Year Ended 8/31:
2008                                            (.69)            --       (.69)      14.39     12.67
2007                                            (.76)            --       (.76)      14.69     13.73
2006                                            (.84)            --       (.84)      15.36     14.95
2005                                            (.91)            --       (.91)      15.63     15.19
2004                                            (.91)            --       (.91)      14.97     14.08

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
----------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                         (.37)            --       (.37)      11.53     10.23
Year Ended 8/31:
2008                                            (.71)            --       (.71)      13.62     12.87
2007                                            (.76)            --       (.76)      14.25     13.52
2006                                            (.83)            --       (.83)      15.03     14.84
2005                                            (.86)            --       (.86)      15.31     14.49
2004                                            (.86)            --       (.86)      14.65     13.33
====================================================================================================

                                             Auction Rate Preferred Shares      Variable Rate Demand Preferred Shares
                                                   at End of Period                        at End of Period
                                        -------------------------------------   -------------------------------------
                                          Aggregate   Liquidation                 Aggregate   Liquidation
                                             Amount    and Market       Asset        Amount    and Market       Asset
                                        Outstanding         Value    Coverage   Outstanding         Value    Coverage
                                              (000)     Per Share   Per Share         (000)     Per Share   Per Share
---------------------------------------------------------------------------------------------------------------------
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
---------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                 $   110,000   $    25,000   $  68,369   $        --   $        --   $      --
Year Ended 8/31:
2008                                        110,000        25,000      73,384            --            --          --
2007                                        110,000        25,000      74,394            --            --          --
2006                                        110,000        25,000      76,627            --            --          --
2005                                        110,000        25,000      77,532            --            --          --
2004                                        110,000        25,000      75,317            --            --          --

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
---------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                     154,075        25,000      70,117            --            --          --
Year Ended 8/31:
2008                                        159,925        25,000      76,377            --            --          --
2007                                        187,000        25,000      70,963            --            --          --
2006                                        187,000        25,000      73,459            --            --          --
2005                                        187,000        25,000      74,367            --            --          --
2004                                        187,000        25,000      72,241            --            --          --
=====================================================================================================================

                                                                                   Ratios/Supplemental Data
                                                                 ---------------------------------------------------------
                                                                                        Ratios to Average Net Assets
                                                                                         Applicable to Common Shares
                                            Total Returns                                Before Credit/Reimbursement
                                        --------------------                    ------------------------------------------
                                                       Based           Ending
                                                          on              Net
                                           Based      Common           Assets
                                              on   Share Net       Applicable    Expenses       Expenses             Net
                                          Market       Asset        to Common   Including      Excluding      Investment
                                           Value**     Value**   Shares (000)    Interest++(a)  Interest++(a)     Income++
--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                   (13.83)%     (7.40)%   $    190,824        1.37%*         1.32%*          7.85%*
Year Ended 8/31:
2008                                       (2.80)       2.76          212,890        1.25           1.16            6.56
2007                                       (3.39)        .46          217,332        1.25           1.17            5.97
2006                                        4.19        3.82          227,160        1.16           1.16            5.94
2005                                       14.98       10.80          231,140        1.16           1.16            5.94
2004                                       13.60       12.11          221,395        1.18           1.18            6.24

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                   (17.58)     (12.54)         278,056        1.39*          1.27*           8.50*
Year Ended 8/31:
2008                                         .46         .60          328,659        1.21           1.19            6.96
2007                                       (4.12)       (.32)         343,806        1.22           1.16            6.16
2006                                        8.50        3.81          362,473        1.16           1.16            6.08
2005                                       15.75       10.69          369,262        1.17           1.17            6.05
2004                                       11.97       13.36          353,360        1.20           1.20            6.32
==========================================================================================================================

                                                        Ratios/Supplemental Data
                                        -----------------------------------------------------
                                              Ratios to Average Net Assets
                                               Applicable to Common Shares
                                              After Credit/Reimbursement***
                                        ----------------------------------------
                                         Expenses       Expenses             Net   Portfolio
                                        Including      Excluding      Investment    Turnover
                                         Interest++(a)  Interest++(a)     Income++      Rate
---------------------------------------------------------------------------------------------
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
---------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                      1.12%*         1.07%*          8.10%*         7%
Year Ended 8/31:
2008                                          .97            .88            6.85          20
2007                                          .89            .81            6.33          21
2006                                          .73            .73            6.36           9
2005                                          .70            .70            6.40           3
2004                                          .72            .72            6.70          13

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
---------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                      1.12*          1.00*           8.76*          9
Year Ended 8/31:
2008                                          .88            .86            7.29          23
2007                                          .81            .76            6.56          23
2006                                          .70            .70            6.54          10
2005                                          .70            .70            6.51           5
2004                                          .73            .73            6.78          13
=============================================================================================

*     Annualized.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended February 28, 2009.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                   Investment Operations
                                                          ----------------------------------------------------------------------
                                                                                     Distributions     Distributions
                                                                                          from Net              from
                                              Beginning                                 Investment           Capital
                                                 Common                        Net       Income to          Gains to
                                                  Share          Net     Realized/    Auction Rate      Auction Rate
                                              Net Asset   Investment    Unrealized       Preferred         Preferred
                                                  Value       Income   Gain (Loss)    Shareholders+     Shareholders+      Total
---------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                       $   14.61   $      .50   $     (1.07)  $        (.10)    $        (.01)    $  (.68)
Year Ended 8/31:
2008                                              14.91         1.03          (.33)           (.25)             (.01)        .44
2007                                              15.50         1.01          (.57)           (.26)               --****     .18
2006                                              15.81         1.01          (.25)           (.22)               --         .54
2005                                              15.35         1.01           .52            (.12)               --        1.41
2004                                              14.60         1.02           .84            (.06)             (.01)       1.79

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                           14.19          .39         (1.32)             --****          (.01)       (.94)
Year Ended 8/31:
2008                                              14.47          .97          (.30)           (.24)               --         .43
2007                                              14.92          .96          (.46)           (.24)               --         .26
2006                                              15.17          .95          (.25)           (.21)               --         .49
2005                                              14.62          .96           .57            (.13)               --        1.40
2004                                              13.79          .96           .84            (.06)               --        1.74
=================================================================================================================================

                                                         Less Distributions
                                              ----------------------------------------
                                                       Net                                  Ending
                                                Investment        Capital                   Common
                                                 Income to       Gains to                    Share     Ending
                                                    Common         Common                Net Asset     Market
                                              Shareholders   Shareholders        Total       Value      Value
-------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
-------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                       $       (.37)  $       (.04)    $   (.41)  $   13.52   $  11.16
Year Ended 8/31:
2008                                                  (.72)          (.02)        (.74)      14.61      13.50
2007                                                  (.77)            --****     (.77)      14.91      14.24
2006                                                  (.85)            --         (.85)      15.50      15.70
2005                                                  (.90)          (.05)        (.95)      15.81      15.00
2004                                                  (.91)          (.13)       (1.04)      15.35      14.67

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
-------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                               (.35)          (.05)        (.40)      12.85      11.75
Year Ended 8/31:
2008                                                  (.71)            --         (.71)      14.19      13.78
2007                                                  (.71)            --         (.71)      14.47      14.47
2006                                                  (.74)            --         (.74)      14.92      14.27
2005                                                  (.85)            --         (.85)      15.17      14.38
2004                                                  (.91)            --         (.91)      14.62      14.19
=============================================================================================================

                                                  Auction Rate Preferred Shares       Variable Rate Demand Preferred Shares
                                                          at End of Period                        at End of Period
                                              -------------------------------------   -------------------------------------
                                                Aggregate   Liquidation                 Aggregate   Liquidation
                                                   Amount    and Market       Asset        Amount    and Market       Asset
                                              Outstanding         Value    Coverage   Outstanding         Value    Coverage
                                                    (000)     Per Share   Per Share         (000)     Per Share   Per Share
---------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                       $   108,250   $    25,000   $  72,683   $        --   $        --   $      --
Year Ended 8/31:
2008                                              118,000        25,000      72,321            --            --          --
2007                                              118,000        25,000      73,289            --            --          --
2006                                              118,000        25,000      75,111            --            --          --
2005                                              118,000        25,000      76,113            --            --          --
2004                                              118,000        25,000      74,616            --            --          --

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                                --            --          --        35,500       100,000     313,131
Year Ended 8/31:
2008                                                   --            --          --        35,500       100,000     335,299
2007                                               45,000        25,000      72,302            --            --          --
2006                                               45,000        25,000      73,764            --            --          --
2005                                               45,000        25,000      74,595            --            --          --
2004                                               45,000        25,000      72,782            --            --          --
===========================================================================================================================

                                                                                        Ratios/Supplemental Data
                                                                         -------------------------------------------------------
                                                                                             Ratios to Average Net Assets
                                                                                              Applicable to Common Shares
                                                   Total Returns                              Before Credit/Reimbursement
                                              ----------------------                    ----------------------------------------
                                                               Based           Ending
                                                                  on              Net
                                                   Based      Common           Assets
                                                      on   Share Net       Applicable    Expenses       Expenses            Net
                                                  Market       Asset        to Common   Including      Excluding      Investment
                                                   Value**     Value**   Shares (000)    Interest++(a)  Interest++(a)     Income++
----------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                           (14.22)%     (4.50)%   $    206,467        1.32%*         1.23%*          7.36%*
Year Ended 8/31:
2008                                                (.03)       2.98          223,356        1.19           1.19            6.52
2007                                               (4.64)       1.13          227,923        1.21           1.16            6.12
2006                                               10.72        3.62          236,525        1.17           1.17            6.12
2005                                                9.00        9.46          241,254        1.16           1.16            6.06
2004                                               12.54       12.53          234,186        1.18           1.18            6.28

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                           (11.55)      (6.42)          75,661        2.57*          1.54*           5.89*
Year Ended 8/31:
2008                                                 .12        2.97           83,531        1.33           1.26            6.28
2007                                                6.35        1.69           85,144        1.27           1.21            5.95
2006                                                4.56        3.43           87,775        1.22           1.22            5.97
2005                                                7.46        9.84           89,272        1.21           1.21            5.95
2004                                               11.54       12.86           86,008        1.23           1.23            6.17
==================================================================================================================================

                                                                 Ratios/Supplemental Data
                                              --------------------------------------------------------
                                                      Ratios to Average Net Assets
                                                      Applicable to Common Shares
                                                      After Credit/Reimbursement***
                                              -------------------------------------------
                                                Expenses        Expenses              Net    Portfolio
                                               Including       Excluding       Investment     Turnover
                                                Interest++(a)   Interest++(a)      Income++       Rate
-------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
-------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                              .99%*           .90%*           7.69%*          3%
Year Ended 8/31:
2008                                                 .83             .83             6.88            6
2007                                                 .78             .73             6.55           12
2006                                                 .71             .71             6.58            3
2005                                                 .71             .71             6.51            4
2004                                                 .72             .72             6.74           14

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
-------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                             2.25*           1.22*            6.21*           3
Year Ended 8/31:
2008                                                 .91             .83             6.70           28
2007                                                 .77             .71             6.45           15
2006                                                 .73             .73             6.46            4
2005                                                 .73             .73             6.43            3
2004                                                 .73             .73             6.67           20
=======================================================================================================

*     Annualized.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

****  Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended February 28, 2009.

                                 See accompanying notes to financial statements.

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                        YEAR FIRST    NUMBER              PRINCIPAL
                                                        YEAR FIRST    OF PORTFOLIOS       OCCUPATION(S)
        NAME,                                           ELECTED OR    IN FUND COMPLEX     INCLUDING OTHER
        BIRTHDATE                  POSITION(S) HELD     APPOINTED     OVERSEEN BY         DIRECTORSHIPS
        & ADDRESS                  WITH THE FUNDS       AND TERM(1)   BOARD MEMBER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o       ROBERT P. BREMNER                                                                 Private Investor and Management
        8/22/40                    Chairman of                                            Consultant; Treasurer and Director,
        333 W. Wacker Drive        the Board            1997                193           Humanities Council of Washington D.C.
        Chicago, IL 60606          and Board member

o       JACK B. EVANS                                                                     President, The Hall-Perrine Foundation, a
        10/22/48                                                                          private philanthropic corporation (since
        333 W. Wacker Drive        Board member         1999                193           1996); Director and Vice Chairman, United
        Chicago, IL 60606                                                                 Fire Group, a publicly held company;
                                                                                          Member of the Board of Regents for the
                                                                                          State of Iowa University System; Director,
                                                                                          Gazette Companies; Life Trustee of Coe
                                                                                          College and Iowa College Foundation;
                                                                                          Member of the Advisory Council of the
                                                                                          Department of Finance in the Tippie
                                                                                          College of Business, University of Iowa;
                                                                                          formerly, Director, Alliant Energy;
                                                                                          formerly, Director, Federal Reserve Bank
                                                                                          of Chicago; formerly, President and Chief
                                                                                          Operating Officer, SCI Financial Group,
                                                                                          Inc., a regional financial services firm.

o       WILLIAM C. HUNTER                                                                 Dean, Tippie College of Business,
        3/6/48                                                                            University of Iowa (since July 2006);
        333 W. Wacker Drive        Board member         2004                193           formerly, Dean and Distinguished Professor
        Chicago, IL 60606                                                                 of Finance, School of Business at the
                                                                                          University of Connecticut (2003-2006);
                                                                                          previously, Senior Vice President and
                                                                                          Director of Research at the Federal
                                                                                          Reserve Bank of Chicago (1995-2003);
                                                                                          Director (since 2004) of Xerox
                                                                                          Corporation; Director (since 2005), Beta
                                                                                          Gamma Sigma International Honor Society;
                                                                                          Director, SS&C Technologies, Inc. (May
                                                                                          2005-October 2005); formerly Director
                                                                                          (1997-2007), Credit Research Center at
                                                                                          Georgetown University.

o       DAVID J. KUNDERT                                                                  Director, Northwestern Mutual Wealth
        10/28/42                                                                          Management Company; Retired (since 2004)
        333 W. Wacker Drive        Board member         2005                193           as Chairman, JPMorgan Fleming Asset
        Chicago, IL 60606                                                                 Management, President and CEO, Banc One
                                                                                          Investment Advisors Corporation, and
                                                                                          President, One Group Mutual Funds; prior
                                                                                          thereto, Executive Vice President, Banc
                                                                                          One Corporation and Chairman and CEO, Banc
                                                                                          One Investment Management Group; Member,
                                                                                          Board of Regents, Luther College; member
                                                                                          of the Wisconsin Bar Association; member
                                                                                          of Board of Directors, Friends of Boerner
                                                                                          Botanical Gardens; member of Investment
                                                                                          Committee, Greater Milwaukee Foundation.

o       WILLIAM J. SCHNEIDER                                                              Chairman of Miller-Valentine Partners
        9/24/44                                                                           Ltd., a real estate investment company;
        333 W. Wacker Drive        Board member         1997                193           Senior Partner and Chief Operating Officer
        Chicago, IL 60606                                                                 (retired, 2004) of Miller-Valentine Group;
                                                                                          Member, University of Dayton Business
                                                                                          School Advisory Council; member, Dayton
                                                                                          Philharmonic Orchestra Board; formerly,
                                                                                          member, Business Advisory Council,
                                                                                          Cleveland Federal Reserve Bank; formerly,
                                                                                          Director, Dayton Development Coalition.

                                                        YEAR FIRST    NUMBER              PRINCIPAL
                                                        YEAR FIRST    OF PORTFOLIOS       OCCUPATION(S)
        NAME,                                           ELECTED OR    IN FUND COMPLEX     INCLUDING OTHER
        BIRTHDATE                  POSITION(S) HELD     APPOINTED     OVERSEEN BY         DIRECTORSHIPS
        & ADDRESS                  WITH THE FUNDS       AND TERM(1)   BOARD MEMBER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o       JUDITH M. STOCKDALE                                                               Executive Director, Gaylord and Dorothy
        12/29/47                                                                          Donnelley Foundation (since 1994); prior
        333 W. Wacker Drive        Board member         1997                193           thereto, Executive Director, Great Lakes
        Chicago, IL 60606                                                                 Protection Fund (from 1990 to 1994).

o       CAROLE E. STONE                                                                   Director, Chicago Board Options Exchange
        6/28/47                                                                           (since 2006); Commissioner, New York State
        333 W. Wacker Drive        Board member         2007                193           Commission on Public Authority Reform
        Chicago, IL 60606                                                                 (since 2005); formerly, Chair New York
                                                                                          Racing Association Oversight Board
                                                                                          (2005-2007); formerly, Director, New York
                                                                                          State Division of the Budget (2000-2004),
                                                                                          Chair, Public Authorities Control Board
                                                                                          (2000-2004) and Director, Local Government
                                                                                          Assistance Corporation (2000-2004).

o       TERENCE J. TOTH                                                                   Director, Legal & General Investment
        9/29/59                                                                           Management America, Inc. (since 2008);
        333 W. Wacker Drive        Board Member         2008                193           Managing Partner, Musso Capital Management
        Chicago, IL 60606                                                                 (since 2008); Private Investor (since
                                                                                          2007); CEO and President, Northern Trust
                                                                                          Investments (2004-2007); Executive Vice
                                                                                          President, Quantitative Management &
                                                                                          Securities Lending (2004-2007); prior
                                                                                          thereto, various positions with Northern
                                                                                          Trust Company (since 1994); Member:
                                                                                          Goodman Theatre Board (Since 2004);
                                                                                          Chicago Fellowship Boards (since 2005),
                                                                                          University of Illinois Leadership Council
                                                                                          Board (since 2007) and Catalyst Schools of
                                                                                          Chicago Board (since 2008); formerly
                                                                                          Member: Northern Trust Mutual Funds Board
                                                                                          (2005-2007), Northern Trust Investments
                                                                                          Board (2004-2007), Northern Trust Japan
                                                                                          Board (2004-2007), Northern Trust
                                                                                          Securities Inc. Board (2003-2007) and
                                                                                          Northern Trust Hong Kong Board
                                                                                          (1997-2004).

INTERESTED BOARD MEMBER:

o       JOHN P. AMBOIAN                                                                   Chief Executive Officer (since July 2007)
        6/14/61                                                                           and Director (since 1999) of Nuveen
        333 W. Wacker Drive        Board Member         2008             193              Investments, Inc.; Chief Executive Officer
        Chicago, IL 60606                                                                 (since 2007) of Nuveen Asset Management,
                                                                                          Rittenhouse Asset Management, Nuveen
                                                                                          Investments Advisors, Inc. formerly,
                                                                                          President (1999-2004) of Nuveen Advisory
                                                                                          Corp. and Nuveen Institutional Advisory
                                                                                          Corp.(3)

                                                                      NUMBER
                                                                      OF PORTFOLIOS
        NAME,                                           YEAR FIRST    IN FUND COMPLEX     PRINCIPAL
        BIRTHDATE                  POSITION(S) HELD     ELECTED OR    OVERSEEN            OCCUPATION(S)
        AND ADDRESS                WITH THE FUNDS       APPOINTED(4)  BY OFFICER          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o       GIFFORD R. ZIMMERMAN                                                              Managing Director (since 2002), Assistant
        9/9/56                     Chief                                                  Secretary and Associate General Counsel of
        333 W. Wacker Drive        Administrative       1988                193           Nuveen Investments, LLC; Managing Director
        Chicago, IL 60606          Officer                                                (since 2002), Associate General Counsel
                                                                                          and Assistant Secretary, of Nuveen Asset
                                                                                          Management; Vice President and Assistant
                                                                                          Secretary of NWQ Investment Management
                                                                                          Company, LLC. (since 2002), Nuveen
                                                                                          Investments Advisers Inc. (since 2002),
                                                                                          Symphony Asset Management LLC, and NWQ
                                                                                          Investment Management Company, LLC (since
                                                                                          2003), Tradewinds Global Investors, LLC,
                                                                                          and Santa Barbara Asset Management, LLC
                                                                                          (since 2006), Nuveen HydePark Group LLC
                                                                                          and Nuveen Investment Solutions, Inc.
                                                                                          (since 2007); Managing Director (since
                                                                                          2004) and Assistant Secretary (since 1994)
                                                                                          of Nuveen Investments, Inc.; formerly,
                                                                                          Managing Director (2002-2004), General
                                                                                          Counsel (1998-2004) and Assistant
                                                                                          Secretary of Nuveen Advisory Corp. and
                                                                                          Nuveen Institutional Advisory Corp.(3);
                                                                                          Chartered Financial Analyst.

o       WILLIAM ADAMS IV                                                                  Executive Vice President of Nuveen
        6/9/55                                                                            Investments, Inc.; Executive Vice
        333 W. Wacker Drive        Vice President       2007                121           President, U.S. Structured Products of
        Chicago, IL 60606                                                                 Nuveen Investments, LLC, (since 1999),
                                                                                          prior thereto, Managing Director of
                                                                                          Structured Investments.

o       MARK J.P. ANSON                                                                   President and Executive Director of Nuveen
        6/10/59                                                                           Investments, Inc. (since 2007); President
        333 W. Wacker Drive        Vice President       2009                193           of Nuveen Investments Institutional
        Chicago, IL 60606                                                                 Services Group LLC (since 2007);
                                                                                          previously, Chief Executive Officer of the
                                                                                          British Telecom Pension Scheme (2006-2007)
                                                                                          and Chief Investment Officer of Calpers
                                                                                          (1999-2006); PhD, Chartered Financial
                                                                                          Analyst, Chartered Alternative Investment
                                                                                          Analyst, Certified Public Accountant,
                                                                                          Certified Management Accountant and
                                                                                          Certified Internal Auditor.

o       CEDRIC H. ANTOSIEWICZ                                                             Managing Director, (since 2004)
        1/11/62                                                                           previously, Vice President (1993-2004) of
        333 W. Wacker Drive        Vice President       2007                121           Nuveen Investments, LLC.
        Chicago, IL 60606

o       NIZIDA ARRIAGA                                                                    Vice President of Nuveen Investments, LLC
        6/1/68                                                                            (since 2007); previously, Portfolio
        333 W. Wacker Drive        Vice President       2009                193           Manager, Allstate Investments, LLC
        Chicago, IL 60606                                                                 (1996-2006); Chartered Financial Analyst.

o       MICHAEL T. ATKINSON                                                               Vice President (since 2002) of Nuveen
        2/3/66                     Vice President                                         Investments, LLC.; Vice President of
        333 W. Wacker Drive        and Assistant        2000                193           Nuveen Asset Management (since 2005).
        Chicago, IL 60606          Secretary

o       MARGO L. COOK                                                                     Executive Vice President (since Oct 2008)
        4/11/64                                                                           of Nuveen Investments, Inc.; previously,
        333 W. Wacker Drive        Vice President       2009                193           Head of Institutional Asset Management
        Chicago, IL 60606                                                                 (2007-2008) of Bear Stearns Asset
                                                                                          Management; Head of Institutional Asset
                                                                                          Mgt (1986-2007) of Bank of NY Mellon;
                                                                                          Chartered Financial Analyst.

o       LORNA C. FERGUSON                                                                 Managing Director (since 2004), formerly,
        10/24/45                                                                          Vice President of Nuveen Investments, LLC;
        333 W. Wacker Drive        Vice President       1998                193           Managing Director (since 2005) of Nuveen
        Chicago, IL 60606                                                                 Asset Management; Managing Director
                                                                                          (2004-2005), formerly, Vice President
                                                                                          (1998-2004) of Nuveen Advisory Corp. and
                                                                                          Nuveen Institutional Advisory Corp.(3)

                                                                      NUMBER
                                                                      OF PORTFOLIOS
        NAME,                                           YEAR FIRST    IN FUND COMPLEX     PRINCIPAL
        BIRTHDATE                  POSITION(S) HELD     ELECTED OR    OVERSEEN            OCCUPATION(S)
        AND ADDRESS                WITH THE FUNDS       APPOINTED(4)  BY OFFICER          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o       STEPHEN D. FOY                                                                    Vice President (since 1993) and Funds
        5/31/54                    Vice President                                         Controller (since 1998) of Nuveen
        333 W. Wacker Drive        and Controller       1998                193           Investments, LLC; Vice President (since
        Chicago, IL 60606                                                                 2005) of Nuveen Asset Management;
                                                                                          Certified Public Accountant.

o       WILLIAM T. HUFFMAN                                                                Chief Operating Officer, Municipal Fixed
        5/7/69                                                                            Income (since 2008) of Nuveen Asset
        333 W. Wacker Drive        Vice President       2009                193           Management; previously, Chairman,
        Chicago, IL 60606                                                                 President and Chief Executive Officer
                                                                                          (2002 - 2007) of Northern Trust Global
                                                                                          Advisors, Inc. and Chief Executive Officer
                                                                                          (2007) of Northern Trust Global
                                                                                          Investments Limited; CPA.

o       WALTER M. KELLY                                                                   Senior Vice President (since 2008), Vice
        2/24/70                    Chief Compliance                                       President (2006-2008) formerly, Assistant
        333 W. Wacker Drive        Officer and          2003                193           Vice President and Assistant General
        Chicago, IL 60606          Vice President                                         Counsel (2003-2006) of Nuveen Investments,
                                                                                          LLC; Vice President (since 2006) and
                                                                                          Assistant Secretary (since 2008) of Nuveen
                                                                                          Asset Management.

o       DAVID J. LAMB                                                                     Senior Vice President (since 2009),
        3/22/63                                                                           formerly Vice President (2000-2009) of
        333 W. Wacker Drive        Vice President       2000                193           Nuveen Investments, LLC; Vice President of
        Chicago, IL 60606                                                                 Nuveen Asset Management (since 2005);
                                                                                          Certified Public Accountant.

o       TINA M. LAZAR                                                                     Senior Vice President (since 2009),
        8/27/61                                                                           formerly, Vice President of Nuveen
        333 W. Wacker Drive        Vice President       2002                193           Investments, LLC (1999-2009); Vice
        Chicago, IL 60606                                                                 President of Nuveen Asset Management
                                                                                          (since 2005).

o       LARRY W. MARTIN                                                                   Vice President, Assistant Secretary and
        7/27/51                    Vice President                                         Assistant General Counsel of Nuveen
        333 W. Wacker Drive        and Assistant        1988                193           Investments, LLC; Vice President (since
        Chicago, IL 60606          Secretary                                              2005) and Assistant Secretary of Nuveen
                                                                                          Investments, Inc.; Vice President (since
                                                                                          2005) and Assistant Secretary (since 1997)
                                                                                          of Nuveen Asset Management; Vice President
                                                                                          and Assistant Secretary of Nuveen
                                                                                          Investments Advisers Inc. (since 2002);
                                                                                          NWQ Investment Management Company, LLC
                                                                                          (since 2002), Symphony Asset Management
                                                                                          LLC (since 2003), Tradewinds Global
                                                                                          Investors, LLC, Santa Barbara Asset
                                                                                          Management LLC (since 2006) and of Nuveen
                                                                                          HydePark Group, LLC and Nuveen Investment
                                                                                          Solutions, Inc. (since 2007); formerly,
                                                                                          Vice President and Assistant Secretary of
                                                                                          Nuveen Advisory Corp. and Nuveen
                                                                                          Institutional Advisory Corp.(3)

o       KEVIN J. MCCARTHY                                                                 Managing Director (since 2008), formerly,
        3/26/66                    Vice President                                         Vice President (2007-2008), Nuveen
        333 W. Wacker Drive        and Secretary        2007                193           Investments, LLC; Vice President, and
        Chicago, IL 60606                                                                 Assistant Secretary, Nuveen Asset
                                                                                          Management, Rittenhouse Asset Management,
                                                                                          Inc., Nuveen Investment Advisers Inc.,
                                                                                          Nuveen Investment Institutional Services
                                                                                          Group LLC, NWQ Investment Management
                                                                                          Company, LLC, Tradewinds Global Investors
                                                                                          LLC, NWQ Holdings, LLC, Symphony Asset
                                                                                          Management LLC, Santa Barbara Asset
                                                                                          Management LLC, Nuveen HydePark Group, LLC
                                                                                          and Nuveen Investment Solutions, Inc.
                                                                                          (since 2007); prior thereto, Partner,
                                                                                          Bell, Boyd & Lloyd LLP (1997-2007).

                                                                      NUMBER
                                                                      OF PORTFOLIOS
        NAME,                                           YEAR FIRST    IN FUND COMPLEX     PRINCIPAL
        BIRTHDATE                  POSITION(S) HELD     ELECTED OR    OVERSEEN            OCCUPATION(S)
        AND ADDRESS                WITH THE FUNDS       APPOINTED(4)  BY OFFICER          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o       JOHN V. MILLER                                                                    Managing Director (since 2007), formerly,
        4/10/67                                                                           Vice President (2002-2007) of Nuveen Asset
        333 W. Wacker Drive        Vice President       2007                193           Management and Nuveen Investments, LLC;
        Chicago, IL 60606                                                                 Chartered Financial Analyst.

o       GREGORY MINO                                                                      Vice President of Nuveen Investments, LLC
        1/4/71                                                                            (since 2008); previously, Director
        333 W. Wacker Drive        Vice President       2009                193           (2004-2007) and Executive Director
        Chicago, IL 60606                                                                 (2007-2008) of UBS Global Asset
                                                                                          Management; previously, Vice President
                                                                                          (2000-2003) and Director (2003-2004) of
                                                                                          Merrill Lynch Investment Managers;
                                                                                          Chartered Financial Analyst.

o       CHRISTOPHER M. ROHRBACHER                                                         Vice President, Nuveen Investments, LLC
        8/1/71                     Vice President                                         (since 2008); Vice President and Assistant
        333 W. Wacker Drive        and Assistant        2008                193           Secretary, Nuveen Asset Management (since
        Chicago, IL 60606          Secretary                                              2008); prior thereto, Associate, Skadden,
                                                                                          Arps, Slate Meagher & Flom LLP
                                                                                          (2002-2008).

o       JAMES F. RUANE                                                                    Vice President, Nuveen Investments, LLC
        7/3/62                     Vice President                                         (since 2007); prior thereto, Partner,
        333 W. Wacker Drive        and Assistant        2007                193           Deloitte & Touche USA LLP (2005-2007),
        Chicago, IL 60606          Secretary                                              formerly, senior tax manager (2002-2005);
                                                                                          Certified Public Accountant.

o       MARK L. WINGET                                                                    Vice President, Nuveen Investments, LLC
        12/21/68                   Vice President                                         (since 2008); Vice President and Assistant
        333 W. Wacker Drive        and Assistant        2008                193           Secretary, Nuveen Asset Management (since
        Chicago, IL 60606          Secretary                                              2008); prior thereto, Counsel, Vedder
                                                                                          Price P.C. (1997-2007).

(1) For California Premium Income (NCU), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX), California Dividend Advantage 3
      (NZH), Insured California Dividend Advantage (NKL), and Insured California Tax-Free Advantage (NKX), Board Members serve three year terms, except for two board members who are elected annually by the holders of Preferred shares. The Board of Trustees for NCU, NAC, NVX, NZH, NKL, and NKX is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Insured California Premium Income (NPC) and Insured California Premium Income 2 (NCL), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

NOTES

NOTES

NOTES

NOTES

Glossary of TERMS USED in this REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in common share NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table:

                                            COMMON SHARES       PREFERRED SHARED
FUND                                          REPURCHASED               REDEEMED

NPC                                                 6,200                     --
NCL                                                41,800                     85
NCU                                                14,700                     --
NVX                                                18,300                     --
NZH                                                12,900                    234
NKL                                                19,000                     --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Nuveen Investments:

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:                     www.nuveen.com/cef

                                                      Share prices
                                                      Fund details
                                                      Daily financial news
                                                      Investor education
                                                      Interactive planning tools

EAN-B-0209D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                 Nuveen California Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                          AUDIT FEES BILLED         AUDIT-RELATED FEES         TAX FEES            ALL OTHER FEES
FISCAL YEAR ENDED                             TO FUND (1)           BILLED TO FUND (2)    BILLED TO FUND (3)     BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2009(5)                           $ 11,182                    $ 0                   $ 0                  $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                     0%                    0%                     0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2008                                $ 11,006                    $ 0                   $ 0                  $ 800
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                     0%                    0%                     0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

(5)  Fund changed fiscal year from August to February starting in 2009.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                             AUDIT-RELATED FEES     TAX FEES BILLED TO       ALL OTHER FEES
                                            BILLED TO ADVISER AND        ADVISER AND        BILLED TO ADVISER
                                                AFFILIATED FUND       AFFILIATED FUND      AND AFFILIATED FUND
                                               SERVICE PROVIDERS     SERVICE PROVIDERS      SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
February 28, 2009(1)                                $ 0                    $ 0                   $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                     0%                    0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
August 31, 2008                                     $ 0                    $ 0                   $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                     0%                    0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------

(1)  Fund changed fiscal year from August to February starting in 2009.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                 TOTAL NON-AUDIT FEES
                                                                  BILLED TO ADVISER AND
                                                                 AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                                  PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                                 RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                          TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND      REPORTING OF THE FUND)        ENGAGEMENTS)          TOTAL
-----------------------------------------------------------------------------------------------------------------------------
February 28, 2009(1)                            $ 850                      $ 0                     $ 0                $ 850
August 31, 2008                                 $ 800                      $ 0                     $ 0                $ 800

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

(1)  Fund changed fiscal year from August to February starting in 2009.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                  FUND
Scott R. Romans       Nuveen California Premium Income Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                   TYPE OF ACCOUNT                                NUMBER OF
PORTFOLIO MANAGER  MANAGED                           ACCOUNTS     ASSETS*
--------------------------------------------------------------------------------
Scott R. Romans    Registered Investment Company     28           $5.240 billion
                   Other Pooled Investment Vehicles  0            $0
                   Other Accounts                    3            $.381 million

* Assets are as of February 28, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing the manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of February 28, 2009, the S&P/Investortools Municipal Bond index was comprised of 51,571 securities with an aggregate current market value of $1,024 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of February 28, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                         DOLLAR
                                                                                                         RANGE OF
                                                                                                         EQUITY
                                                                                                         SECURITIES
                                                                                                         BENEFICIALLY
                                                                                                         OWNED IN
                                                                                                         THE
                                                                                                         REMAINDER
                                                                                            DOLLAR       OF NUVEEN
                                                                                            RANGE OF     FUNDS
                                                                                            EQUITY       MANAGED BY
                                                                                            SECURITIES   NAM'S
                                                                                            BENEFICIALLY MUNICIPAL
NAME OF PORTFOLIO                                                                           OWNED IN     INVESTMENT
MANAGER             FUND                                                                    FUND         TEAM
-------------------------------------------------------------------------------------------------------------------------
Scott R. Romans     Nuveen California Premium Income Municipal Fund                         $0           $10,001--$50,000

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states. He has been Vice President of NAM since 2004, Portfolio Manager since 2003, and was, formerly, Assistant Vice President (2003-2004) and Senior Analyst (2000-2003). Currently, he manages investments for 29 Nuveen-sponsored investment companies. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
AUGUST 7-31, 2008               0                                  0                      580,000

SEPTEMBER 1-30, 2008            0                                  0                      580,000

OCTOBER 1-31, 2008              0                                  0                      580,000

NOVEMBER 1-30, 2008             0                                  0                      580,000

DECEMBER 1-31, 2008             0                                  0                      580,000

JANUARY 1-31, 2009              0                                  0                      580,000

FEBRUARY 1-28, 2009        14,700                $9.67        14,700                      565,300

TOTAL                      14,700

* The registrant's repurchase program, which authorized the repurchase of 580,000 shares, was announced on August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: May 8, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: May 8, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: May 8, 2009
    -------------------------------------------------------------------